UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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FirstEnergy Corp.
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FirstEnergy

Preliminary Copy
In accordance with Rule 14a-6(d) under Regulation 14A of the Securities Exchange Act of 1934, please be advised that FirstEnergy Corp. intends to release definitive copies of this Proxy Statement to security holders on March 28, 2023.

PotomacEdison
A FirstEnergy Company
ZERO EMISSION VEHICLE

2023 Proxy Statement

and Notice of Annual Meeting of Shareholders

Annual Meeting: May 24, 2023

On the Cover: The Potomac Edison Company’s (a subsidiary of FirstEnergy Corp.) EV Driven program is a five-year initiative designed to benefit the state’s environment by reducing auto emissions and supporting Maryland’s goal to reach 300,000 zero-emission vehicles on the road by 2025. Potomac Edison is installing 59 charging stations – including 20 fast-charging stations – across its seven-county Maryland territory over the course of the program, which runs through 2023.

Letter from Our Chair

March [28], 2023

Letter from Our Chair and Interim President & CEO	John W. Somerhalder, II Chair of the Board and Interim President & CEO

Dear FirstEnergy Shareholders:

Thank you for your confidence in FirstEnergy. On behalf of your Board of Directors and management team, we welcome your attendance at our 2023 Annual Meeting of Shareholders on May 24, 2023. A schedule of business to be conducted at the meeting is available in the attached Notice of the 2023 Annual Meeting of Shareholders, and the accompanying Proxy Statement includes information about your Board, FirstEnergy’s employee, environmental, social and governance (EESG) practices and our executive compensation programs.

The meeting will be conducted online. To attend the virtual event, please follow the registration instructions listed on your proxy card. Additional registration information is available in the Questions and Answers section of the accompanying Proxy Statement, under the heading, “Attending the Virtual Annual Meeting.”

Becoming a Premier Utility

I’m proud of FirstEnergy’s progress to become a premier, forward-thinking electric company that is well positioned to deliver value to stakeholders. We’re harnessing our strengths while enhancing nearly every aspect of the organization, emerging as a more resilient, innovative and efficient company.

Recent highlights include executing transformative equity investments to enhance our financial position and fuel our growth; modernizing our work practices and processes to optimize our performance, drive efficiencies and deliver a superior customer experience; and continued progress fostering a culture rooted in our core values and focused on ethics, integrity and accountability.

We intend to build on this momentum and solidify our position as an industry leader as we drive our long-term strategy focused on strengthening our foundation, building a customer-centered focus and enabling the clean energy transition.

Expanding our corporate responsibility focus

Our strategy supports — and is supported by — our approach to corporate responsibility. Last year, we enhanced our corporate responsibility framework to include employee along with environmental, social and governance priorities. Recognizing employees as a distinct and essential pillar of our corporate responsibility approach pays tribute to their role in our success, as well as our commitment to cultivating a rewarding work environment where they can thrive.

To learn more about our EESG priorities and how they’re making us a more innovative, diverse, sustainable and industry-leading company, I encourage you to review the “Commitments to EESG” section of the accompanying Proxy Statement as well as our refreshed corporate responsibility website at www.fecorporateresponsibility.com.

The website also includes an updated Climate Report aligned with guidance from the Task Force on Climate-related Financial Disclosures. The new report demonstrates FirstEnergy’s continued commitment to addressing the realities of climate change, while meeting stakeholder expectations for transparency and oversight.

FIRSTENERGY CORP.

Letter from Our Chair

Upholding high standards of governance

Strong corporate governance is foundational to our business and important to advancing the interests of our shareholders. Your highly independent and diverse Board oversees and guides FirstEnergy’s business strategy, including your Company’s progress building a strong, centralized compliance program, ensuring a culture of ethics and integrity and advancing EESG matters.

We believe our shareholder engagement programs and investor communication efforts are vital to FirstEnergy’s success, and we value the opportunity to further strengthen our engagement with our shareholders. With support from the full Board, our executive management team and integrated shareholder outreach team — consisting of members of Corporate Responsibility, Corporate Secretary department, Legal, Finance, Human Resources and Investor Relations, hold regular conversations with a broad base of investors throughout the year. The feedback and suggestions gathered from these engagements guide the Board as we help FirstEnergy execute its business strategy and fulfill its mission to make customers’ lives brighter, the environment better and our communities stronger.

We are focused on creating a more diverse, equitable and inclusive company, including at the senior leadership and Board levels. Our Board nominees demonstrate diversity in the form of gender, ethnicity, age, tenure, thought, background and experience and support our goal of maintaining at least 30% diverse members by race, ethnicity and gender for the foreseeable future.

We also believe it is important to periodically refresh our Board with new members who bring fresh perspectives to the boardroom. Eight of our 11 director nominees have joined the Board since 2021.

Lighting the Way

It’s an exciting time for FirstEnergy, as we’re poised to leverage our many strengths: from our diverse assets, to the transformation that has taken place since 2020, to the talented employees who are making the company stronger with their drive, passion and ingenuity.

Together with these engaged and motivated employees, your Board and management team are deeply committed to serving our customers, meeting our commitments to stakeholders and strengthening our company for the future.

Your Board and management team will continue to engage with you regularly and keep you updated on your Company’s progress. I invite you to read more about your Board, company strategies and EESG practices, and executive compensation programs in the accompanying Proxy Statement.

We appreciate your support and thank you in advance for voting promptly.

Sincerely,

John W. Somerhalder, II Chair of your Board and Interim President & CEO

2023 PROXY STATEMENT

Notice of Annual Meeting of Shareholders

Notice of Annual Meeting of Shareholders

Please carefully review this Notice, the Company’s Annual Report to Shareholders for the year ended December 31, 2022 (the “2022 Annual Report”), and the accompanying Proxy Statement and vote your shares by following the instructions on your proxy card/voting instruction form or Notice of Internet Availability of Proxy Materials to ensure your vote is cast at the 2023 Annual Meeting of Shareholders (the “Annual Meeting”).

DATE AND TIME Wednesday, May 24, 2023 8:00 a.m. EDT RECORD DATE March 27, 2023

LOCATION

The Annual Meeting will be a virtual meeting of shareholders, conducted via live webcast, and will take place at: www.cesonlineservices.com/fe23_vm. Online access will begin at 7:30 a.m. EDT on May 24, 2023. There will be no physical location for in-person attendance at the Annual Meeting.

Shareholders must register in advance to attend, ask questions or vote at the virtual Annual Meeting. Registration instructions are available in the “Questions and Answers about the Annual Meeting” section of the accompanying Proxy Statement, under the heading, “Attending the Virtual Annual Meeting.” Only shareholders of record as of the close of business on March 27, 2023, or their proxy holders, may vote at the Annual Meeting.

AGENDA

On behalf of the Board of Directors,

Mary M. Swann Corporate Secretary and Associate General Counsel Akron, Ohio

This Notice and accompanying Proxy Statement are being mailed or made available to shareholders on or about March [28], 2023.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 24, 2023. The accompanying Proxy Statement and the 2022 Annual Report are available at www.FirstEnergyCorp.com/AnnualMeeting.

FIRSTENERGY CORP.

PROXY STATEMENT SUMMARY		5

CORPORATE GOVERNANCE & BOARD OF DIRECTORS	Corporate Governance and Board of Directors Information	12
	Biographical Information and Qualifications of Nominees for Election as Directors	24
	Board Committees	31
ITEMS TO BE VOTED ON	Items to Be Voted On	35

COMMITMENTS TO EESG	Our Commitment to EESG	46

EXECUTIVE & DIRECTOR COMPENSATION	Executive Compensation	56
	Compensation Committee Report	56
	Compensation Discussion and Analysis	56
	Executive Summary	59
	Compensation Tables	84
	Director Compensation in Fiscal Year 2022	108

OTHER IMPORTANT MATTERS & Q&A ABOUT THE ANNUAL MEETING	Security Ownership of Management	111
	Security Ownership of Certain Beneficial Owners	113
	Compensation Committee Interlocks and Insider Participation	113
	Certain Relationships and Related Person Transactions	114
	Audit Committee Report	117
	Matters Relating to the Independent Registered Public Accounting Firm	118
	Transparency in Corporate Contributions	119
	Questions and Answers about the Annual Meeting	121
	Proxy Materials	121
	Voting Matters	123
	How You Can Vote	125
	Attending the Virtual Annual Meeting	126
	Proposals and Business by Shareholders	127
	Obtaining Additional Information	129

APPENDIX A	Proposed amendment to the Company’s Second Amended and Restated Code of Regulations reducing the percentage required to call a special meeting of shareholders from 25% to 20%.	130

2023 PROXY STATEMENT

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

OUR VALUES

Integrity We always act ethically with honesty, humility and accountability.

Safety We keep ourselves and others safe.

Diversity, Equity & Inclusion We embrace differences, ensure every employee is treated fairly and create a culture where everyone feels they belong.

Performance Excellence We pursue excellence and seek opportunities for growth, innovation and continuous improvement.

Stewardship We positively impact our customers, communities and other stakeholders, and strive to protect the environment.

1	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

CODE OF CONDUCT

FirstEnergy’s Code of Conduct, The Power of Integrity, lays the foundation for what we expect from the Board and all employees. It reflects our collective commitment to keep integrity at the forefront of everything we do — a pledge underscored by the inclusion of integrity in our mission, core values and company strategy.

COMPANY STRATEGY

FirstEnergy is embracing pivotal changes within our operations and culture that are energizing the company as we further our transformation into a forward-thinking, premium utility. Three pillars of strategy represent the focus of our efforts and investments and are backed by tangible goals.

◾	A Strong Foundation: built by passionate and engaged employees.

◾	A Customer-Centered Focus: exceeding expectations through modern experiences, electrification and affordable energy bills.

◾	Enabling the Energy Transition: strategic investments for a clean, reliable, resilient and secure electric grid.

2023 PROXY STATEMENT	2

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

EESG FOCUS

The pillars of our company strategy are supported by our employee, environmental, social and governance (EESG) priorities and aligned with our commitment to corporate responsibility. Because of this strategic integration, improving our EESG performance also advances our strategy and helps us become a more innovative, diverse, sustainable and industry-leading company.

EESG Priorities:

EMPLOYEE:

Support the development of an inclusive, equitable, rewarding and safe work culture while empowering our diverse and innovative team to make our customers’ lives brighter and our communities stronger

ENVIRONMENTAL:

Protect the environment by minimizing our impact, improving the sustainability of our operations, executing our Climate Strategy and finding opportunities to enhance the ecosystems we interact with

SOCIAL:

Invest in the communities we serve, promote public safety and economic development, and advance equitable and inclusive business practices to enable positive change while delivering superior customer service

GOVERNANCE:

Maintain oversight of significant company issues and strengthen risk management; build a strong, centralized corporate compliance program and culture of ethics and integrity; continue stakeholder engagement efforts and provide consistent, transparent disclosures on EESG topics

COMPANY CULTURE

Transforming our company culture is foundational to achieving our company’s strategy. Our core values are the foundation of our transformation, our strategy and ultimately FirstEnergy’s long-term success. Integrity, Safety, Diversity, Equity and Inclusion (DEI), Performance Excellence, and Stewardship are the bedrock from which we operate, behave and interact every day. We are committed to a strong cultural foundation of ethics and integrity where employees feel safe to be themselves, speak up and bring their best to work every day. Creating a work environment that allows for greater diversity, equity and inclusion and prioritizes employees’ safety, health and well-being is also key to that cultural transformation. As part of our transformation we strive to prioritize, operationalize and live these values in everything we do, internally and externally. They guide our behavior, our decisions and ultimately the actions that create our performance and success.

HUMAN CAPITAL MANAGEMENT

FirstEnergy’s workforce is essential in our ability to continue moving our company forward by keeping each other safe, delivering value to our stakeholders, and transforming our culture in alignment with our core values. While 2022 continued to present unprecedented challenges, our commitment to our employees and their health and safety has not wavered. Integrity is critical to our path to a stronger, more sustainable FirstEnergy, and reflects our collective commitment to ensuring that we conduct business ethically. We expect all employees do the right thing, and we treat our coworkers and communities with the respect we all deserve. Further details of our focus on keeping our core values and behaviors at the center of everything we do, and our desire to help our employees to do their best each day is included in the “Our Commitment to EESG” section of this Proxy Statement.

3	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

CLIMATE STRATEGY

Enabling the Energy Transition

Our commitment to climate is a significant component of our company’s overarching strategy, especially our desire to enable the transition to a clean energy future. Executing our Climate Strategy and advancing the transition to clean energy requires addressing, among other things: emerging federal and state decarbonization goals; physical risks of climate change; industry trends and technology advancements; and customer expectations for cleaner energy, increased usage control, and more sustainable alternatives in transportation, manufacturing and industrial processes. Through our investment plan, we aim to enhance the resiliency, reliability and security of the electric system and support the integration of renewables, electric vehicles, grid modernization improvements and other emerging technologies.

Reducing Greenhouse Gas Emissions

As part of our Climate Strategy, we are also committed to reducing greenhouse gas (GHG) emissions. We’ve pledged to achieve carbon neutrality by 2050, with an interim 30% reduction in greenhouse gases within our direct operational control (Scope 1) by 2030 based on 2019 levels. This Scope 1 GHG goal encompasses companywide emissions across our transmission, distribution and regulated generation operations.

Key steps in working toward carbon neutrality by 2050 include:

◾

Reducing Sulfur Hexafluoride (SF6) Emissions: We’re working to repair or replace, as appropriate, transmission breakers that leak SF6, which is a gas commonly used by energy companies as an electrical insulating material and arc extinguisher in high-voltage circuit breakers and switchgear. If escaped to the atmosphere, it acts as a potent greenhouse gas with a global warming potential significantly greater than CO2.

◾

Electrifying our Vehicle Fleet: We’re targeting 30% electrification of our light-duty and aerial truck fleet by 2030 and 100% electrification by 2050. To reach our electrification goal, we’re striving for 100% electric or hybrid vehicle purchases for our light-duty and aerial truck fleet moving forward, beginning with the first hybrid electric vehicle additions to the fleet in 2021.

◾

Transitioning Away from Coal Generation: We’ve committed to moving beyond our two coal-fired generating plants no later than 2050. Our commitment is consistent with the depreciation rates filing we submitted to the Public Service Commission of West Virginia (the “WVPSC”), in which we proposed end-of-life dates for the Fort Martin (2035) and Harrison (2040) plants. We intend to engage in a broad stakeholder dialogue and work closely with the WVPSC as we develop and seek approval for that future transition plan.

To read more about our decarbonization strategy, including near-term actions to achieve our interim 30% GHG reduction target by 2030, please visit our Climate Report (www.firstenergycorp.com/climatereport). Information on our website does not constitute part of (and shall not be deemed incorporated by reference into) this Proxy Statement or any other document we file with the Securities and Exchange Commission (the “SEC”).

2023 PROXY STATEMENT	4

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Proxy Statement Summary

2023 Annual Meeting of Shareholders (the “Annual Meeting” or the “Meeting”)

◾	Time and Date: 8:00 a.m. EDT on Wednesday, May 24, 2023

◾

Location: The Annual Meeting will be a virtual meeting of shareholders, conducted via live webcast, and will take place at: www.cesonlineservices.com/fe23_vm. Online access will begin at 7:30 a.m. EDT on May 24, 2023.

◾	Record Date: March 27, 2023

◾

Voting: Shareholders of FirstEnergy Corp. (“FirstEnergy”, the “Company”, “we”, “us” or “our”) common stock as of the Record Date are entitled to receive the Notice of Annual Meeting of Shareholders and they or their proxy holders may vote their shares at the Annual Meeting.

◾

Admission: If you plan to attend the Annual Meeting, you must register in advance. Registration instructions are available in the “Questions and Answers about the Annual Meeting” section of the accompanying Proxy Statement, under the heading, “Attending the Virtual Annual Meeting.” Shareholders may only participate online and must pre-register to vote and ask questions at the virtual Annual Meeting.

VOTING MATTERS

Item 1	Elect the 11 nominees named in this Proxy Statement to the Board of Directors (“Board”). Refer to page 35 for more detail.		Item 4	Approve, on an advisory basis, the frequency of future advisory votes to approve named executive officer compensation. Refer to page 38 for more detail.
	✓	Your Board recommends you vote FOR the election of all the nominees listed in this Proxy Statement.		✓	Your Board recommends you vote for a frequency of EVERY YEAR under this item.
Item 2	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023. Refer to page 36 for more detail.		Item 5	Approve an Amendment to the Second Amended and Restated Code of Regulations to Reduce the Percentage of Shares Required to Call a Special Meeting of Shareholders. Refer to page 39 for more detail.
	✓	Your Board recommends you vote FOR this item.		✓	Your Board recommends you vote FOR this item.

Item 3	Approve on an advisory basis named executive officer compensation. Refer to page 37 for more detail.		Items 6 & 7	Shareholder proposals. Refer to pages 40-45 for more detail.
	✓	Your Board recommends you vote FOR this item.		X	Your Board recommends you vote AGAINST these items.

5	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

HOW TO CAST YOUR VOTE

Your vote is important! Even if you plan to attend our Annual Meeting virtually, please cast your vote as soon as possible by:

Do you hold shares directly with FirstEnergy or in the FirstEnergy Corp. Savings Plan?
INTERNET	MAIL

Use the internet at www.cesvote.com	Mail by returning your proxy card/voting instruction form(1)

TELEPHONE	DURING THE MEETING

Call toll-free at 1-888-693-8683	This year’s meeting will be virtual. For details on voting your shares during the meeting, see “Questions and Answers about the Annual Meeting.”

(1) If your pre-addressed envelope is misplaced, send your proxy card to Corporate Election Services, Inc., the Company’s independent proxy tabulator and Inspector of Election. The address is FirstEnergy Corp., c/o Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230.

Do you hold shares through a bank, broker or other institution (beneficial ownership)?(2)

Use the internet at www.proxyvote.com	Call toll-free at 1-800-454-8683	Mail by returning your proxy card/voting instruction form

(2) Not all beneficial owners may be able vote at the web address and phone number provided above. If your control number is not recognized, please refer to your voting instruction form for specific voting instructions.

Please follow the instructions provided on your proxy card/voting instruction form (the “proxy card”), Notice of Internet Availability of Proxy Materials, or electronic or other communications included with your proxy materials. Shareholders as of the March 27, 2023 Record Date may attend the virtual Annual Meeting and vote if registered in advance by following the Advance Registration Instructions below. Refer to the “Questions and Answers about the Annual Meeting” section below for more details, including the Advance Registration Instructions and questions 2, 13 and 15.

You may have multiple accounts and therefore receive more than one proxy card or voting instruction form and related materials. Please vote each proxy card and voting instruction form that you receive.

2023 PROXY STATEMENT	6

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Your Board Nominees

The following provides summary information about each nominee standing for election to your Board. Each member stands for election annually.

Your Board nominees are highly qualified individuals and represent a diversity of gender, ethnicity, age, tenure, thought, background and experiences. Your Board is periodically refreshed with the addition of candidates whom we believe bring new ideas and fresh perspectives into the boardroom.

Jana T. Croom, 46 Independent Director Chief financial officer of Kimball Electronics, Inc.	Steven J. Demetriou, 64 Independent Director Executive board chair of Jacobs Solutions Inc. | Other public boards 3

Sean T. Klimczak, 46 Independent Director Senior managing director and global head of infrastructure at Blackstone Inc. | Other public boards 1	Jesse A. Lynn, 52 Independent Director General counsel of Icahn Enterprises LP | Other public boards 3

Andrew Teno, 38 Independent Director Portfolio manager of Icahn Capital LP | Other public boards 2	Leslie M. Turner, 65 Independent Director Retired senior vice president, general counsel and corporate secretary of The Hershey Company

7	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Lisa Winston Hicks, 56 Independent Director Lead Independent Director of FirstEnergy Corp. Retired board chair of MV Transportation, Inc.	Paul Kaleta, 67 Independent Director Retired executive vice president and general counsel at First Solar, Inc.

James F. O’Neil III, 64 Independent Director Chief executive officer and vice chairman of Orbital Infrastructure Group, Inc. | Other public boards 1

John W. Somerhalder II, 67

Director

Interim President, Chief Executive Officer and
Board Chair of FirstEnergy Corp. Previously Vice
Chair and Executive Director of FirstEnergy Corp.

| Other public boards 1

Melvin D. Williams, 59 Independent Director Retired president of Nicor Gas and retired senior vice president of Southern Company Gas

OUR COLLECTIVE DIRECTOR NOMINEE SKILLS

2023 PROXY STATEMENT	8

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Key Board Corporate Governance Features

Your Board is committed to strong corporate governance, which we believe is important to the success of our business and in advancing shareholder interests. Highlights include:

Independent Oversight

◾  All directors are independent, other than our Board Chair

◾  The positions of Board Chair and Lead Independent Director are held by separate individuals

◾  Board’s three primary standing committees are comprised entirely of independent directors

◾  Independent directors regularly hold executive sessions without management at Board and committee meetings

Board & Committee Oversight

◾  Your Board and Committees review material risks facing your Company and oversees your Company’s risk management practices

◾  Corporate Governance, Corporate Responsibility and Political Oversight Committee oversees corporate citizenship practices, including the political and lobbying action policy and EESG and sustainability initiatives

◾  Audit Committee provides oversight of, and makes recommendations for implementation of, compliance program enhancements and oversees risks related to financial statements, compliance and cybersecurity regulatory compliance

◾  Compensation Committee oversees the Company’s compensation philosophy, practices and human capital initiatives and focuses on alignment between pay and performance

◾  Safety and Operations Oversight Committee oversees operational strategy including reliability, safety, cybersecurity risks and audits, as well as environmental practices and policies

◾  Prior to its dissolution on December 13, 2022, the Compliance Oversight Sub-Committee of the Audit Committee, comprised of all independent directors and supported by independent counsel, oversaw ethics and compliance program enhancements ; these responsibilities have been assumed by the Audit Committee

Shareholder Rights & Accountability

◾  Annual election of all directors

◾  Clear, effective process for shareholders to raise concerns to your Board

◾  Majority voting standard for uncontested director elections, with an accompanying Director Resignation Policy

◾  General majority voting threshold

◾  Direct investor relations and governance engagement and outreach to shareholders

◾  Advisory vote to approve named executive officer compensation is held on an annual basis, consistent with the shareholder advisory vote on frequency

◾  Shareholders may nominate directors through proxy access

◾  Shareholders of 25 percent or more shares outstanding and entitled to vote may call a special meeting. Based on your Board’s ongoing review we are seeking shareholder approval at the Annual Meeting to further reduce this threshold to at least 20 percent of the shares of common stock outstanding.

◾  No poison pill

Board Practices

◾  Goal to maintain at least 30% diverse members (by gender, race and ethnicity combined) for the foreseeable future

◾  Actively seek to include in the director nominee pool with candidates of diverse backgrounds, skills and experience, including highly qualified women and people of color

◾  A robust annual evaluation process, including full Board evaluation, Board committee evaluations and individual director evaluations

◾  Policy requiring directors who reach the age of 72 to tender their resignations to your Board to be effective upon acceptance by the Board.

◾  Corporate Governance, Corporate Responsibility and Political Oversight Committee and full Board engage in rigorous director succession planning

◾  Extensive director orientation and continuing education

◾  Robust stock ownership guidelines

◾  Anti-Hedging and Anti-Pledging Policies

Our corporate governance practices are described in greater detail in the “Corporate Governance and Board of Directors Information” section beginning on page 12.

9	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Executive Compensation Highlights

Under our compensation design, the percentage of pay that is based on performance increases as the responsibilities of a Named Executive Officer (“NEO”) increase. The charts below illustrate the mix of annual base salary rate and 2022 short-term incentive program (“STIP”) and long-term incentive program (“LTIP”) awards for our NEOs. Approximately 87% of the Former President and CEO’s total target pay and 74% of our other NEOs’ (excluding Mr. Somerhalder) average target pay is variable and could be reduced to zero if performance metrics are not met at a minimum threshold level. For the continuing NEOs, the values shown are effective as of December 31, 2022. During his role as Vice Chair and Executive Director (March 2021 to May 2022), Mr. Somerhalder’s pay mix for 2022 was made up of approximately 19% for his base salary, 19% for his target STIP award, 31% for his performance-based restricted stock units (“RSUs”) and 31% for his time-based restricted stock. Although Mr. Somerhalder’s compensation package in his role as Vice Chair and Executive Director did not match that of the other NEOs, the performance goals aligned with those of other executives at FirstEnergy. During his role as Interim President and CEO, Mr. Somerhalder’s pay mix for 2022 is made up of approximately 12% for his base salary, 16% for his target STIP award, and 72% for his time-based restricted stock. Mr. Somerhalder’s pay mix in his current role is less variable than that of the other NEOs due to the interim status of his role. The charts below do not include Mr. Somerhalder due to the interim status of both of his roles in 2022.

We believe that our executive compensation philosophy and practices align with the long-term interests of our shareholders and with commonly viewed best practices in the market.

WHAT WE DO

  Pay-for-performance

◾  LTIP(1) is 100% at risk, with no solely time-based vesting requirements

◾  STIP is 100% at risk

  Threshold and caps on incentive awards:

◾  Threshold financial performance hurdle for Operating Earnings must be achieved before any STIP award is paid

◾  Individual STIP awards capped at 200% (consistent with our peer companies)

◾  Individual LTIP awards capped at 200% (consistent with our peer companies) and capped at 100% if absolute Total Shareholder Return (“TSR”) over the performance period is negative

  Non-overlapping financial performance measures in our STIP and LTIP

  Combination of absolute and relative performance goals

  Robust stock ownership guidelines

  Clawback policy applicable to financial and reputational harm, and other detrimental activity

  Mitigate undue risk through compensation design, corporate policies, and effective governance

  Annual Say-on-Pay vote

  Double-trigger change in control (“CIC”) provisions

  Compensation Committee comprised of only independent directors supported by an independent compensation consultant

WHAT WE DON’T DO	No executive hedging or pledging is permitted No employment agreements No excise tax gross-up provisions for our NEOs No excessive perquisites

   No repricing of underwater stock options without shareholder approval – stock options are not currently used in plan design

   No payment of dividend equivalents on unearned awards

   No payment of cash severance benefits above 2.99x base salary and target STIP

(1) Excludes Mr. Somerhalder due to the interim status of his roles. For more details see the “Performance-based and Time-based Equity Award for Mr. Somerhalder” section.

Our executive compensation practices are described in greater detail in the “Executive Compensation” section beginning on page 56.

2023 PROXY STATEMENT	10

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Note About Forward-Looking Statements

Forward-Looking Statements: This Proxy Statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation, and similar proceedings, particularly regarding HB 6 related matters, including risks associated with obtaining dismissal of the derivative shareholder lawsuits; changes in national and regional economic conditions, including recession, inflationary pressure, supply chain disruptions, higher energy costs, and workforce impacts, affecting us and/or our customers and those vendors with which we do business; weather conditions, such as temperature variations and severe weather conditions, or other natural disasters affecting future operating results and associated regulatory actions or outcomes in response to such conditions; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity, cybersecurity, and climate change; the risks associated with cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to accomplish or realize anticipated benefits from our FE Forward initiative and our other strategic and financial goals, including, but not limited to, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our transmission and distribution investment plans, greenhouse gas reduction goals, controlling costs, improving our credit metrics, growing earnings, strengthening our balance sheet, and satisfying the conditions necessary to close the sale of additional membership interests of FirstEnergy Transmission, LLC; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our forecasted growth rate, results of operations, and may also cause us to make contributions to our pension sooner or in amounts that are larger than currently anticipated; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changes in customers’ demand for power, including, but not limited to, economic conditions, the impact of climate change, or energy efficiency and peak demand reduction mandates; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; human capital management challenges, including among other things, attracting and retaining appropriately trained and qualified employees and labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, or adverse tax audit results or rulings; the risks and other factors discussed from time to time in our Securities and Exchange Commission (“SEC”) filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by the FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s filings with the SEC, including, but not limited to, the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise. Forward-looking and other statements in this Proxy Statement regarding our Climate Strategy, including our greenhouse gas emission reduction goals, are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current and forward-looking statements regarding climate matters, including greenhouse gas emissions, may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve and assumptions that are subject to change in the future.

11	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Corporate Governance and Board of Directors Information

Board Leadership Structure

The positions of Board Chair and Lead Independent Director are held by separate individuals. Our Second Amended and Restated Code of Regulations and Corporate Governance Policies do not require that the CEO and Board Chair positions be separate, and your Board has not adopted a specific policy or philosophy on whether such roles should remain separate. However, having separate roles has historically allowed your CEO to focus more time on our day-to-day operations.

It is the Board’s further policy that, in circumstances where the Board Chair is not independent, it is appropriate to designate a Lead Independent Director. When a Lead Independent Director is appointed, their responsibilities shall include, but not be limited to, the following:

◾	serving as principal liaison between the independent directors and management and, if any, the non-executive Board Chair, when needed.

◾	presiding at executive sessions of the independent directors.

◾	convening meetings of the Board, as appropriate.

◾	overseeing Board meeting schedules, agendas, and materials and provide input to Committee Chairs on Committee schedules, agendas, and materials.

◾

in coordination with the Corporate Governance, Corporate Responsibility and Political Oversight Committee Chair, participate in the process for annual review and evaluation of Board and director performance.

◾	in coordination with the Compensation Committee Chair, participate in the annual evaluation of the performance and compensation of the CEO and, if any, other executive members of the Board.

◾	if requested, be available for consultation and direct communication with the Company’s major shareholders.

◾	assume the duties of the Board Chair when the Board Chair is not available to perform his or her duties and otherwise assist the Board Chair in his or her duties as requested.

In May 2022, the Board, based on a recommendation from the Corporate Governance, Corporate Responsibility and Political Oversight Committee, elected Mr. Somerhalder and Ms. Hicks as its respective Board Chair and Lead Independent Director, each to serve until the first regular Board meeting following the Company’s 2023 annual meeting of shareholders. In September 2022, following the retirement of Mr. Steven Strah, Mr. Somerhalder was appointed by the Board to serve as Interim President and Chief Executive Officer for the duration of our ongoing search for a new CEO.

Your Board will continue to consider whether an alternate Board leadership structure is appropriate if changing circumstances dictate. Your Board schedules regular executive sessions for your independent directors to meet without management participation. Because an independent director is required to preside over each such executive session of independent directors, we believe it is efficient and appropriate to have your independent Lead Independent Director preside over such meetings.

Board Composition and Refreshment

Your Board is comprised of individuals who are highly qualified, diverse, and independent (other than Mr. Somerhalder who is not considered independent because of his employment with the Company). Your Board’s succession planning takes into account the importance of Board refreshment and having an appropriate balance of experience and perspectives on your Board. As further

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

discussed in the “Board Qualifications” section of this Proxy Statement, your Board and the Corporate Governance, Corporate Responsibility and Political Oversight Committee recognize that the racial, ethnic and gender diversity of your Board, as well as diversity of thought, background and experiences, are an important part of their analysis as to whether your Board possesses a variety of complementary skills and experiences. Accordingly, your Board has set a goal that, for the foreseeable future, at least 30% of your Board will be composed of diverse (by gender, race and ethnicity combined) individuals.

The Corporate Governance, Corporate Responsibility and Political Oversight Committee reviews Board succession planning on an ongoing basis. In performing this function, the Committee recruits and recommends nominees for election as directors to your Board. Accordingly, we have regularly added directors who we believe infuse diversity, new ideas and fresh perspectives into the boardroom. All 11 nominees have joined the Board since the beginning of 2017 and the result is an average tenure for our directors of 2.82 years. During this time, your Board also added four of the current directors that increased its diversity profile.

The Corporate Governance, Corporate Responsibility and Political Oversight Committee has sole authority to retain and engage a third-party search firm to identify a candidate or candidates for the Board.

Board Oversight

Board Response to Government Investigations

Your Company has been cooperating fully with requests related to recent government investigations relating to Ohio House Bill 6. We’ve pledged full and continuing cooperation with the government investigations.

Your Board has formed various special Board oversight committees since July 2020. Effective July 1, 2021, a Special Litigation Committee was created to take all actions with respect to pending derivative litigation and demands. See “Board Committees – Special Board Oversight Committees” section below. The Independent Review Committee and the Demand Review Committee, both special Board oversight committees, which were previously established were dissolved in July 2021. Effective December 13, 2022, the Compliance Oversight Sub-committee of the Audit Committee was also dissolved and the Audit Committee will directly oversee the Company’s Office of Ethics and Compliance as provided in the Audit Committee Charter.

Legal Proceedings

Beginning in July 2020, stockholders of the Company filed shareholder derivative lawsuits in the federal courts for the Northern and Southern Districts of Ohio and in the Court of Common Pleas of Summit County, Ohio, asserting claims on behalf of the Company against various former and current officers and directors of the Company arising out of the circumstances at issue in the investigations and proceedings relating to Ohio House Bill 6. The lawsuits, Gendrich v. Anderson, et al. and Sloan v. Anderson, et al. (Common Pleas Court, Summit County, OH, all actions have been consolidated) and Miller v. Anderson, et al. (Federal District Court, N.D. Ohio); Bloom, et al. v. Anderson, et al.; Employees Retirement System of the City of St. Louis v. Jones, et al.; Electrical Workers Pension Fund, Local 103, I.B.E.W. v. Anderson et al.; Massachusetts Laborers Pension Fund v. Anderson et al.; The City of Philadelphia Board of Pensions and Retirement v. Anderson et al.; Atherton v. Dowling et al.; Behar v. Anderson, et al. (Federal District Court, S.D. Ohio, all actions have been consolidated), assert claims for breach of fiduciary duty and for violation of Section 14(a) of the Securities Exchange Act of 1934, (the “Exchange Act”), among other claims.

As previously disclosed on March 11, 2022, the plaintiffs and defendants in the lawsuits, and the Special Litigation Committee acting on behalf of the Company, entered into a settlement agreement to resolve all of the shareholder derivative lawsuits. The settlement includes a series of corporate governance enhancements, that resulted in the following actions in connection with or following the Company’s 2022 annual meeting of shareholder (the “2022 Annual Meeting”):

◾	Six former members of the Board did not stand for re-election at the 2022 Annual Meeting;

◾

A special Board committee of at least three recently appointed independent directors was formed on June 15, 2022, within 30 days of the 2022 Annual Meeting, to initiate a review process of the current senior executive team. The Board appointed Ms. Lisa Winston Hicks and Messrs. Paul Kaleta, Sean T. Klimczak, Jesse A. Lynn, Andrew Teno, and Melvin D. Williams to serve on that special committee. On September 5, 2022, the special committee completed its work and discussed its review with the Board;

13	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

◾

The Board oversees the Company’s lobbying and political activities, including periodically reviewing and approving political and lobbying action plan prepared by management (the “Political and Lobbying Action Plan”);

◾

The Corporate Governance, Corporate Responsibility and Political Oversight Committee was reconstituted on May 17, 2022, to consist of a majority of independent directors who joined the Board in 2019 or later to oversee the implementation and third-party audits of the Board-approved Political and Lobbying Action Plan;

◾

The Company has implemented enhanced disclosure to shareholders of political and lobbying activities, including in its annual proxy statement as provided in the “Other Important Matters” – “Transparency in Corporate Contributions” section below; and

◾

The Company has further aligned financial incentives of senior executives to proactive compliance with legal and ethical obligations. On May 17, 2022, the Company reconstituted the Compensation Committee to meet the settlement requirements.

The settlement also includes a payment to FirstEnergy of $180 million, to be paid by insurance, less the court-ordered attorney’s fees awarded to plaintiffs. On August 23, 2022, the Southern District of Ohio granted final approval of the parties’ Settlement Agreement, fully releasing all claims covered by the Settlement Stipulation, and dismissing the Southern District Action with prejudice. On September 20, 2022, a FirstEnergy shareholder filed a motion for reconsideration of the court’s Order of Final Settlement Approval. That motion is fully briefed and under consideration by the court. In addition, the Court of Common Pleas of Summit County, Ohio, dismissed the shareholder derivative lawsuit with prejudice, while the lawsuit filed in the Northern District of Ohio remains pending.

While your Board cannot predict the outcome of the continuing government investigations and related matters, as your stewards, we are fully committed to providing thorough and complete oversight and will, as a Board, take any necessary actions to address these matters. Your Board will not tolerate any actions or behaviors demonstrating anything less than a commitment to high standards of ethics and compliance for your Company and is committed to continuing improvement of the compliance policies and culture at FirstEnergy.

Risk Management

The Company recognizes that it must take certain risks in the ordinary course of business to ensure overall success of the Company as it pursues its strategic objectives. The Company has implemented an Enterprise Risk Management process to identify, prioritize, report, monitor, manage, and mitigate its significant risks, including strategic, financial, operational, compliance and litigation, and reputational risks. An Enterprise Risk Management Committee, chaired by the head of the risk management group and consisting of senior executive officers, provides oversight and monitoring to ensure that appropriate risk policies are established and carried out and management processes are executed in accordance with selected limits. The Enterprise Risk Management Committee also vets risk prioritization and mitigation to help ensure that risks – including climate-related ones (for additional information on climate-related risks, see the Company’s report at http://www.firstenergycorp.com/climatereport) – are managed in accordance with the Company’s expectations. In addition, other management committees are focused on addressing topical risk issues to support the various Board committee risk oversight, as shown in the chart below. Timely reports on significant risk issues are provided as appropriate to employees, management, senior executive officers, respective Board committees, and the full Board. The leadership of our risk management group provides oversight of day-to-day risk management efforts and prepares enterprise-wide risk management reports for presentation to the Audit Committee and your Board. As of March [27], 2023, the Chief Risk Officer role was vacant pending an ongoing candidate search.

Your Board administers its risk oversight function through the full Board, as well as through the various Board committees, and views risk management as an integral part of the Company’s strategic planning process. Specifically, your Board considers risks applicable to the Company at each meeting in connection with its consideration of significant business and financial developments of the Company. Also, the Audit Committee charter requires the Audit Committee to oversee, assess, discuss, and generally review the Company’s policies with respect to the assessment and management of risks, including risks related to the financial statements, payment processes, and financial reporting process and controls of the Company. The Audit Committee also reviews and discusses with management the steps taken to monitor, control, and mitigate such exposures.

In addition to the Audit Committee’s role in risk oversight, our other Board committees also play a role in risk oversight within each of their areas of responsibility. Specifically, the Compensation Committee reviews, discusses, and assesses risks related to

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

executive compensation programs, including incentive compensation and equity-based plans, as well as human capital and the relationship between our risk management policies and practices and compensation. See also, “Risk Assessment of Compensation Programs” found in the CD&A section in this Proxy Statement. The Corporate Governance, Corporate Responsibility and Political Oversight Committee considers risks related to corporate governance, including Board and committee membership, Board effectiveness, related person transactions, and the Company’s corporate citizenship practices, the Political and Lobbying Action Plan and EESG strategies and initiatives. The Finance Committee evaluates risks relating to financial resources and strategies, including capital structure policies, financial forecasts, budgets and financial transactions, commitments, expenditures, long and short-term debt levels, dividend policy, acquisition and divestitures, issuance of securities, exposure to fluctuation in interest rates, share repurchase programs and other financial matters deemed appropriate by your Board. The Operations and Safety Oversight Committee considers risks associated with safety, reliability, cybersecurity, customer service, environmental strategy, climate change, environmental protection and sustainability, and the Company’s electric distribution, transmission, and generation facilities.

Through this oversight process, your Board obtains an understanding of significant risk issues on a timely basis, including the risks inherent in the Company’s strategy. In addition, while the Company’s risk management group administratively reports to your Senior Vice President, Chief Financial Officer & Strategy, the group’s leadership also has full access to the Audit Committee and is scheduled to attend and report during other Board committee meetings as appropriate.

Board Committee Reporting for Top Risks
	Audit	Compensation	Corp. Gov., Corp. Resp. & Political Oversight	Finance	Operations & Safety	Full Board *
Enterprise Risks
Climate						•
Compliance	•				•
Culture						•
Customer Affordability	•				•
Cybersecurity	•				•
Financial				•
Regulatory Changes	•				•
Reliability					•
Reputation with Stakeholders			•
Safety					•
Strategy and Execution						•
Supply Chain					•
Talent Management		•
• Enterprise Risk(s) assessed, discussed, and monitored by each respective Committee. * Full board reporting at least annually on enterprise-wide risk profile.

15	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Evaluating Board Effectiveness

Your Board is committed to a rigorous evaluation process as further described below. Annually, Board, committee and individual director evaluations are performed and coordinated by the Corporate Governance, Corporate Responsibility and Political Oversight Committee. In 2022, the Corporate Governance, Corporate Responsibility and Political Oversight Committee engaged an independent third party, experienced in corporate governance matters, to assess the effectiveness of the Board, committees and individual directors.

2022 Board Evaluations: A Multi-Step Process

1

Annual Process is Initiated

Your Board’s Corporate Governance, Corporate Responsibility and Political Oversight Committee initiated the annual Board, committee and individual director evaluation process and presented the proposed approach to your Board for comment.

2

Board & Committee Assessment, Individual Director Evaluations

Each independent director’s opinion was solicited regarding your Board’s and its committees’ effectiveness relating to topics such as ethics and accountability, Board composition and culture, succession planning, and shareholder and stakeholder involvement. In addition, input is obtained from each director as to the performance of the other Board members.

3

Director Self-Assessments

Prior to accepting a re-nomination, each director conducted a self-assessment as to whether he or she satisfies the criteria set forth in the Company’s Corporate Governance Policies and the Corporate Governance, Corporate Responsibility and Political Oversight Committee Charter.

4

Presentation of Findings

The annual Board, committee and individual director assessments were discussed with your Board, the committees and directors. These discussions focused on certain key themes and priority areas for the Board, including management development, cultural transformation, and continuous improvement.

5

Feedback Incorporated

Your Board, committees and directors are committed to continuous improvement and what they learn from this evaluation process is expected to be incorporated in their ongoing work for the Company.

Shareholder Outreach and Engagement Program

Commitment to Shareholder Outreach and Engagement

FirstEnergy has a long history of meaningful, robust engagement with our shareholders. We believe consistent, transparent dialogue is essential in order to understand investor feedback on a broad range of issues and provides valuable insights for our Board, its committees, and our management team into investor perspectives and priorities.

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In connection with our shareholder outreach that focused on EESG and executive compensation matters, we recently reached out to our top shareholders representing over 46% of shares outstanding. In addition to our proactive shareholder engagement throughout the year focused on EESG and executive compensation matters, our management team participates in numerous investor conferences, and in both one-on-one and group meetings.

In 2022 and early 2023, members of our Board and management met with institutional shareholders, including our then-interim CEO and members of the management team from Corporate Responsibility, Corporate Secretary department, Finance, Legal, Human Resources and Investor Relations. These conversations covered a variety of topics, including:

◾	Our strategic vision

◾	Board oversight of corporate governance, and our ethics and compliance program

◾	Federal and state regulatory matters spanning our five-state service territory

◾	Financial and operational performance

◾	Executive compensation

◾	Company culture

◾	Our political, lobbying and public policy practices, generally, and their alignment with our climate goals

◾	Our climate goals, clean energy transition and sustainable investments

As part of our commitment to shareholder engagement and understanding our investors’ perspectives, we welcome the opportunity for future dialogue on matters of mutual interest and to obtain insights and feedback.

Other Governance Practices and Policies

Code of Conduct

FirstEnergy’s Code of Conduct, The Power of Integrity, lays the foundation for what we expect from all FirstEnergy employees, officers and directors, including our CEO, CFO, Chief Accounting Officer and other executives. It reflects our collective commitment to keep integrity at the forefront of everything we do — a pledge underscored by the inclusion of integrity in our mission and core values. By adhering to the expectations of compliance and ethics in this Code, always acting with uncompromising integrity, and speaking up when something doesn’t seem right, we are paving the way for a strong future for FirstEnergy.

Any substantive amendments to, or waivers of, the provisions of this document will be disclosed and made available on our website, as permitted by the SEC and as disclosed in our most recent Annual Report. The Code is available, without charge, upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890 or is accessible on our website at www.firstenergycorp.com/responsibility.

Corporate Governance Policies and Standing Committee Charters

Your Board believes that the Company’s policies and practices should enhance your Board’s ability to represent your interests as shareholders. Your Board established Corporate Governance Policies which, together with Board committee charters, which are reviewed at least annually and serve as a framework for meeting your Board’s duties and responsibilities with respect to the governance of the Company. Our Corporate Governance Policies and Board committee charters can be viewed by visiting our website at www.firstenergycorp.com/charters. Any amendments to these documents will be made available on our website.

Director Orientation and Continuing Education

Your Board recognizes the importance of its members to keep current on Company, industry and governance issues and their responsibilities as directors. All new directors participate in orientation soon after being elected to your Board. Also, your Board makes available and encourages continuing education programs for Board members, which include internal strategy meetings and presentations and engagement with relevant third-party experts, third-party presentations and external programs.

17	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Attendance at Board Meetings, Committee Meetings and the Annual Meeting of Shareholders

Our Corporate Governance Policies provide that directors are expected to attend all scheduled Board and applicable committee meetings and the Company’s annual meetings of shareholders. Your Board held 18 meetings in 2022. The overall attendance percentage for our directors was approximately 96% in 2022, and all directors attended more than 75% of the Board meetings and the meetings of the committees upon which he or she served in 2022. Also, all of our directors who were members of the Board at the time of the 2022 Annual Meeting attended the 2022 Annual Meeting.

Non-management directors met, as annually required, as a group in executive session without the CEO or any other non-independent director or member of management at each of the seven regularly scheduled 2022 Board meetings. Our Lead Independent Director presided over all executive sessions.

Other Public Company Board Membership and Related Time Commitments

Our Corporate Governance Policies provide that directors will not, without your Board’s approval, serve on a total of more than four public company board of directors (including FirstEnergy). Further, without your Board’s approval, no director who serves as an executive officer of any public company may serve on a total of more than two public company boards of directors, including FirstEnergy. Furthermore, when a director has a major change in their responsibilities, including principal employment or directorships, but excluding changes resulting from a normal retirement as well as commitments with non-profit organizations, the Corporate Governance, Corporate Responsibility and Political Oversight Committee considers such change and makes any appropriate recommendation to your Board.

As further described in the “Biographical Information and Qualifications of Nominees for Election as Directors” section below, in addition to being a director of the Company, Mr. Demetriou recently stepped down as chief executive officer of Jacobs Solutions Inc. (formerly Jacobs Engineering Group Inc.) and, effective January 24, 2023, continues to serve as Executive Chair at Jacobs Solutions Inc. Mr. Demetriou also serves as a director of Arcosa, Inc. and as a director and non-executive board chair of C5 Acquisition Corp, a special acquisition company without significant operations. As described more fully on page 25, the Board has evaluated Mr. Demetriou’s current responsibilities and approved his current directorships, due in part to his significantly reduced future commitment expectations as well as the valuable experience and attributes he brings to your Board.

Communications with your Board of Directors

Your Board provides a process for shareholders and interested parties to send communications to your Board and non-management directors, including our Chair of the Board. As set forth in the Company’s Corporate Governance Policies, shareholders and interested parties may send written communications to your Board or a specified individual director, including our Chair of the Board, by mailing any such communications to the FirstEnergy Board of Directors at the Company’s principal executive office, c/o Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890. Our Corporate Governance Policies can be viewed by visiting our website at www.firstenergycorp.com/charters.

The Corporate Secretary or a member of her staff reviews all such communications promptly and relay them directly to a member of your Board; provided that such communications (i) bear relevance to the Company and the interests of the shareholder, (ii) are capable of being implemented by your Board, (iii) do not contain any obscene or offensive remarks, (iv) are of a reasonable length, and (v) are not from a shareholder who has already sent two such communications to your Board in the last year. Your Board may modify procedures for sorting shareholders communications or adopt any additional procedures, provided that they are approved by a majority of independent Directors.

Your Audit Committee also receives, reviews, and acts on complaints and concerns regarding accounting, internal accounting controls or auditing matters, including complaints regarding material ethical or criminal misconduct on the part of the Board of Directors, the Chief Executive Officer, any officer reporting directly to the Chief Executive Officer, the Controller & Chief Accounting Officer, and complaints regarding matters that could lead to significant reputational damage to the Company. Complaints or concerns specifically related to such matters may be made directly to your Audit Committee. Correspondence to the Audit Committee should be addressed to the attention of the Audit Committee Chair (c/o Corporate Secretary), FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890.

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Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Board Qualifications

The Corporate Governance, Corporate Responsibility and Political Oversight Committee recommends Board candidates by identifying qualified individuals in a manner that is consistent with criteria approved by your Board. In consultation with the CEO, the Corporate Governance, Corporate Responsibility and Political Oversight Committee, as led by the Board Chair and Lead Independent Director, searches for, recruits, screens, interviews and recommends prospective directors to provide your Board with an appropriate balance of knowledge, experience, diversity attributes and capability on your Board. Suggestions for potential Board candidates come to the Corporate Governance, Corporate Responsibility and Political Oversight Committee from a number of sources, including a third-party search firm, incumbent directors, officers and others. In connection with the Board’s active director succession planning, the Corporate Governance, Corporate Responsibility and Political Oversight Committee regularly evaluates the addition of a director or directors with particular attributes with an appropriate mix of long-, medium-, and short-term tenured directors in its succession planning.

The Corporate Governance, Corporate Responsibility and Political Oversight Committee considers suggestions for candidates for membership on your Board, including candidates recommended by shareholders for your Board. Provided that shareholders suggesting director candidates have complied with the procedural requirements set forth in the Corporate Governance, Corporate Responsibility and Political Oversight Committee Charter and Second Amended and Restated Code of Regulations, the Corporate Governance, Corporate Responsibility and Political Oversight Committee applies the same criteria and employs substantially similar procedures for evaluating candidates suggested by shareholders for your Board as it would for evaluating any other Board candidate. The Corporate Governance, Corporate Responsibility and Political Oversight Committee will also give due consideration to all recommended candidates that are submitted in writing to the Corporate Governance, Corporate Responsibility and Political Oversight Committee, in care of the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890, received at least 120 days before the publication of the Company’s annual Proxy Statement from a shareholder or group of shareholders owning one half of one percent (0.5 percent) or more of the Company’s voting stock for at least one year, and accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information, together with the written consent of the proposed nominee to be named in the Proxy Statement and to serve on your Board. Also refer to the “Proposals and Business by Shareholders” section of the “Questions and Answers about the Annual Meeting” below for information regarding nominations under the Company’s Second Amended and Restated Code of Regulations.

Director Nomination Related Agreements

On March 16, 2021, your Company entered into a Director Appointment and Nomination Agreement (the “Icahn Director Nomination Agreement”) with Carl C. Icahn, Andrew Teno, Jesse A. Lynn, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Onshore LP, Icahn Offshore LP and Beckton Corp. (collectively, the “Icahn Group”). Pursuant to the Icahn Director Nomination Agreement, effective as of March 18, 2021, your Board, among other matters agreed to appoint Mr. Jesse A. Lynn and Mr. Andrew Teno (the “Icahn Designees”) to serve as directors of the Company to fill such vacancies, each with a term expiring at the 2021 Annual Meeting. Messrs. Lynn and Teno were elected to your Board by shareholders at the 2022 Annual Meeting and your Board has again nominated each of them to stand for reelection as a director at the 2023 Annual Meeting to continue to serve for a term expiring at the Company’s annual meeting of shareholders in 2024 (the “2024 Annual Meeting”).

On November 6, 2021, your Company entered into a Common Stock Purchase Agreement (the “Blackstone SPA”) with BIP Securities II-B L.P., an affiliate of Blackstone Infrastructure Partners L.P. (“Blackstone”), for the private placement of 25,588,535 shares of the Company’s common stock. Pursuant to the Blackstone SPA, your Board, among other matters, agreed to appoint Mr. Sean T. Klimczak to stand for election as a director at the 2022 Annual Meeting. Shareholders elected Mr. Klimczak as a director at the 2022 Annual Meeting, and your Board has nominated him to stand for reelection as a director at the 2023 Annual Meeting to continue to serve for a term expiring at the 2024 Annual Meeting.

Summaries of the terms of the Icahn Director Nomination Agreement and the Blackstone SPA are provided in the “Certain Relationships and Related Person Transactions” section below.

19	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Attributes, Experience, Qualifications and Skills of your Board

In recruiting and selecting Board candidates, the Corporate Governance, Corporate Responsibility and Political Oversight Committee takes into account the size of your Board and considers a “skills matrix” to determine whether those skills and/or other attributes qualify candidates for service on your Board. The attributes, experiences, qualifications and skills considered in accordance with Corporate Governance Policies and the Corporate Governance, Corporate Responsibility and Political Oversight Committee charter for each director nominee led your Board to conclude that the nominee is qualified to serve on your Board.

The high-level overview below depicts some of the attributes, experiences, qualifications and skills of our director nominees the committee takes into account. It is not intended to be an exhaustive list of each director nominee’s skills or contributions to your Board. Also, additional biographical information and qualifications for each nominee is provided in the “Biographical Information and Qualifications of Nominees for Election as Directors” section below and contains information regarding the person’s service as a director, principal occupation, business experience along with key attributes, experience and skills. Each of the nominees brings a strong and unique background and skill set to your Board, giving your Board, as a whole, competence and experience in a wide variety of areas necessary to oversee the operations of the Company.

2023 PROXY STATEMENT	20

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Board Nominees Skills, Diversity & Committee Memberships

21	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

The above takes into account a level of knowledge that could include direct experience, subject matter expertise, directly managing one or more members of management engaged in such activities or exposure as a board or board committee member, including on your Board and Board committees.

Board’s Focus on Diversity

The Company and your Board is committed to a policy of inclusiveness and believes that well assembled boards consist of a diverse group of individuals who possess a variety of complementary skills and experiences. Accordingly, your Board has set a goal that, for the foreseeable future, at least 30% of your Board will be composed of diverse (by gender, race and ethnicity combined) individuals. The Corporate Governance, Corporate Responsibility and Political Oversight Committee regularly assesses the size and composition of your Board in light of the current operating requirements of the Company and the current needs of your Board, and is also committed to actively seeking out highly qualified candidates of diverse backgrounds – including gender, race, skills, and professional experience and other attributes that contribute in the aggregate to the optimal functioning of your Board – to include in the pool from which future Board nominees are chosen. The Company’s Corporate Governance Policies also provide further opportunity for board refreshment by requiring directors who reach the age of 72 to tender their resignations to the Board to be effective upon acceptance by your Board.

Director Independence

Your Board annually reviews the independence of each of its members to make the affirmative determination of independence that is called for by our Corporate Governance Policies and required by the Securities Exchange Commission (“SEC”) and New York Stock Exchange (“NYSE”) listing standards, including certain independence requirements of Board members serving on the Audit Committee, the Compensation Committee and the Corporate Governance, Corporate Responsibility and Political Oversight Committee. The definition used by your Board to determine independence is included in our Corporate Governance Policies and can be viewed by visiting our website at www.firstenergycorp.com/charters.

Each year, our directors complete a questionnaire to assist your Board in assessing whether each director meets the applicable independence standards and the related provisions in the Company’s Corporate Governance Policies. The Company facilitates this review by examining its records to determine if there were payments made to or received from entities in which each non-employee director or immediate family member has a relationship based on responses to the questionnaires. Subject to the categorical standards approved by your Board and described below, a list of the relevant entities and the amounts the Company paid to or received from those entities is provided to your Board for the non-employee directors. Utilizing this information, the Corporate Governance, Corporate Responsibility and Political Oversight Committee presents to your Board (i) an evaluation, with regard to each director, whether the director has any material relationship with the Company or any of its subsidiaries; (ii) a recommendation of whether the amount of any payments between the Company and relevant entities could interfere with a director’s ability to exercise independent judgment; and (iii) a review of any other relevant facts and circumstances regarding the nature of these relationships, to determine whether other factors, regardless of the categorical standards your Board has adopted or under the NYSE’s independence standards, might impede a director’s independence. Based on a review of information concerning each of its non-employee directors and the recommendation of the Corporate Governance, Corporate Responsibility and Political Oversight Committee, your Board will affirmatively determine whether a director may be considered “independent.”

Your Board recognizes that in the ordinary course of business, relationships and transactions may occur between the Company and its subsidiaries and entities with which some of our directors are or have been affiliated. Our Corporate Governance Policies provide categorical standards to assist your Board in determining what does not constitute a material relationship for purposes of determining a director’s independence. Accordingly, the following commercial and charitable relationships will not be considered to be a material relationship that would impair a Director’s independence: (i) if the Director, an immediate family member or a person or organization with which the Director has an affiliation purchases electricity or related products or services from the Company or its subsidiaries in the ordinary course of business and the rates or charges involved in the transaction are fixed in conformity with law or governmental authority or otherwise meet the requirements of Item 404(a) Instruction 7 of Regulation S-K, (ii) the aggregate charitable contributions made by the Company to an organization with which a Director, an immediate family member or a person or organization with which the Director has an affiliation were less than $100,000 in each of the last three fiscal years, or (iii) the aggregate of other payments made by the Company to another entity or organization with which a Director, an immediate family member or a person or organization with which the Director has an affiliation, or received by the Company from that other entity or

2023 PROXY STATEMENT	22

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

organization, were less than the greater of $1 million or 2% of the affiliated company’s revenues in each of the last three fiscal years. Notwithstanding the foregoing, the Board will not treat a director’s relationship with the Company as categorically immaterial if the relationship otherwise conflicts with the NYSE corporate governance listing standards or is required to be disclosed by the Company pursuant to Item 404 of Regulation S-K.

Based on the February 2023 independence review, your Board affirmatively determined that each of Jana T. Croom, Steven J. Demetriou, Lisa Winston Hicks, Paul Kaleta, Sean T. Klimczak, Jesse A. Lynn, James F. O’Neil III, Andrew Teno, Leslie M. Turner and Melvin Williams are independent pursuant to our Corporate Governance Polices, the rules and regulations of the SEC and the listing standards of the NYSE. Mr. John W. Somerhalder II is not deemed independent pursuant to the Corporate Governance Policies due to his employment with the Company. Additionally, your Board previously determined that former directors Michael J. Anderson, Julia L. Johnson, Donald T. Misheff, Thomas N. Mitchell, Christopher D. Pappas and Luis A. Reyes, who did not stand for re-election at the 2022 Annual Meeting, were independent. In all cases, your Board determined that the nature of the business conducted and any interest in an entity that the applicable director has a relationship were immaterial both to the Company and to the director. Outside of their service as a Company director, none of the Company’s independent directors currently provide professional or other services to the Company, its affiliates or any officer of the Company and none of the Company’s directors are related to any executive officer of the Company.

The Corporate Governance, Corporate Responsibility and Political Oversight Committee also determined that none of the relationships described above constituted a related person transaction requiring disclosure under the heading “Certain Relationships and Related Person Transactions” in this Proxy Statement. Also, in each case where the director is a current executive officer of another company, any transactions constituted less than one percent of the Company’s and the other company’s consolidated gross revenues in each of the last three completed fiscal years.

23	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Biographical Information and

Qualifications of Nominees for Election as Directors

The following provides information about each director nominee. The information presented below includes each nominee’s specific experiences, qualifications, attributes, and skills that contributed to the conclusion by the Corporate Governance, Corporate Responsibility and Political Oversight Committee and your Board that he or she should serve as a director of your Company.

Jana T. Croom Director
AGE: 46 FirstEnergy DIRECTOR SINCE 2022	STANDING COMMITTEES: Audit; Corporate Governance, Corporate Responsibility and Political Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Chief financial officer for Kimball Electronics, Inc., a global electronics manufacturing company, since July 2021, after serving as vice president, finance (from January 2021 to July 2021). She previously served as vice president, financial planning and analysis (from August 2019 to January 2021), director of operations planning (from March 2017 to August 2019), and also held a number of roles of increasing responsibility including regulatory, operations and finance at NiSource Inc., a regulated public utility.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Ms. Croom received her Bachelor of Arts degree from The College of Wooster and a Masters of Business Administration from the Fisher College of Business at The Ohio State University. She is a tenured utility industry finance executive having worked in both the electric and natural gas business. She has acquired extensive and wide-ranging leadership, accounting, audit, financial planning and analysis, investor relations, tax, treasury and governance oversight skills through her former roles. Prior to her roles at Kimball Electronics and NiSource, she also was employed by American Electric Power Co Inc., an investor-owned electric utility, focusing on investor relations, corporate finance and treasury. Ms. Croom’s extensive and wide-ranging leadership, accounting, audit, governance oversight and related skills will make her a valuable member of your Board.

2023 PROXY STATEMENT	24

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Steven J. Demetriou Director
AGE: 64 FirstEnergy DIRECTOR SINCE 2017	STANDING COMMITTEES: Finance (Chair); Compensation

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Mr. Demetriou serves as executive chair of the board of directors of Jacobs Solutions Inc. (“Jacobs”) (formerly Jacobs Engineering Group Inc.), a provider of technical professional services, including consulting, technical, scientific and project delivery for the government and private sector since January 2023. He previously served as chief executive officer of Jacobs (from 2015 to January 2023). In connection with Jacobs’ succession plan, he currently serves as executive chair of Jacobs’ Board. He also serves as a director (non-executive board chair) of two other public companies: Arcosa, Inc., a provider of infrastructure-related products and solutions since January 2023, and C5 Acquisition Corporation (“C5AC”), a special purpose acquisition company since January 2022, which at this time is not an active business with significant operations. He previously served as chairman and chief executive officer (from 2004 to 2015) of Aleris Corporation, a manufacturer of aluminum rolled products and as a director of Kraton Corporation (from 2009 to 2017).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Demetriou received his Bachelor of Science degree in chemical engineering from Tufts University. He has extensive experience in leadership and senior management roles, including the role of chief executive officer. In addition, he brings experience in a variety of industries, including engineering, construction and oil and gas. He also has substantial experience with a company that provides cybersecurity, sustainability and environmental related solutions. His extensive executive and board experience has equipped him with leadership skills and the knowledge of board processes and functions. This experience qualifies him to serve as a member of your Board.

OTHER INFORMATION:

In assessing whether directors and director nominees, including Mr. Demetriou, have sufficient time to devote to board duties and responsibilities, the Corporate Governance, Corporate Responsibility and Political Oversight Committee and your Board consider, among other things, the commitments of each director on the boards of other public companies.

In recommending to the full Board the re-election of Mr. Demetriou, the members of the Corporate Governance, Corporate Responsibility and Political Oversight Committee considered the requirements of the Board’s Corporate

Governance Policies, as well as the policies of several of the Company’s major shareholders regarding the number of board of directors upon which an executive chair should serve. In addition to your Board, Mr. Demetriou also serves on the boards of directors of Arcosa, Inc., C5AC, and, since January, 2023, serves as executive chair of Jacobs after stepping down as its chief executive officer as part of ordinary succession planning.

Following robust due diligence regarding Mr. Demetriou’s commitments, including feedback from shareholders, your Corporate Governance, Corporate Responsibility and Political Oversight Committee and the Board believe that Mr. Demetriou has demonstrated, and will continue to demonstrate, the ability to dedicate sufficient time to carry out his Board duties effectively. They believe it is in the Company’s best interest that he continue to serve as a director for the following reasons:

◾	Mr. Demetriou is no longer serving as chief executive officer of Jacobs and his executive chair role is expected to have a 2-year term, through 2024;

◾	As executive chair, his workload at Jacobs will be significantly reduced and will focus on advising its executive team on strategic and capital deployment initiatives, providing executive sponsorship for several key client engagements and supporting ongoing culture initiatives;

◾	As a former chief executive officer, he brings to your Board extensive experience in leadership, management, and operational and strategic oversight;

◾	He is a highly engaged member of your Board, is always well prepared for Board and committee meetings and is widely respected by fellow Board members for making informed and meaningful contributions to the decision-making process and in fulfilling the Board’s oversight responsibilities, including as Chair of the Finance Committee and member of the Compensation Committee;

◾	He is an active participant in all Board matters and his attendance record demonstrates his commitment to your Board, attending 94% of regularly scheduled Board and respective committee meetings throughout his tenure on your Board, and 97% of meetings held in 2022;

◾	He has assured the Board that he is fully committed to continuing to dedicate the appropriate amount of time to fulfill his duties on your Board and its committees;

◾	He also does not serve on the boards of any privately-held companies; and

◾	Mr. Demetriou’s service on the board of C5AC will be completed upon the earlier of C5AC’s completion of an initial business combination and the expiration of C5AC’s completion window for an initial business combination. In the absence of an extension, C5AC’s completion window will expire in April 2023.

The Board appreciates shareholders’ focus on director commitments. The Board will continue to regularly evaluate the roles and responsibilities of all directors and director nominees (including Mr. Demetriou) with respect to your Board to ensure that each director and director nominee continues to be able to dedicate the time necessary to fulfill such responsibilities.

25	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Lisa Winston Hicks Director
AGE: 56 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEES: Compensation; Operations and Safety Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Lead Independent Director of the Board since May 2022. Retired board chair of MV Transportation, Inc., a privately owned passenger transportation contracting firm and provider of paratransit services (from 2014 to 2022). She served as executive vice president, general counsel and corporate secretary for MV Transportation (from 2012 until 2018).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Ms. Hicks received a Bachelor of Arts in Political Science from Stanford University and a Juris Doctorate from Harvard Law School. As executive vice president and general counsel of MV Transportation, Hicks directed all company legal affairs including its acquisition of businesses, defense and resolution of litigation, as well as corporate compliance and governance. From 2004 until 2008, Hicks was senior vice president and associate general counsel for TXU Corp., a Dallas based energy holding company. Following the acquisition of TXU Corp by private investors and its name change to Energy Future Holdings, Hicks became its corporate secretary and continued in the role of senior vice president and associate general counsel managing legal and board functions including corporate governance, compliance and security programs, employee benefits and executive compensation, litigation risk and strategy. Earlier in her career she worked as a litigator in private law practice and served in various roles at the U.S. Department of Justice and in the White House where she was Associate Counsel to the President. Ms. Hicks’ legal, regulatory, compliance and energy-sector experience qualifies her to serve as a member of your Board.

Paul Kaleta Director
AGE: 67 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEES: Corporate Governance, Corporate Responsibility and Political Oversight (Chair); Compensation

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Retired executive vice president, general counsel, federal affairs, chief compliance officer, and corporate secretary of First Solar, Inc., a global solar company (from 2014 to 2020). Managing director of SERC Consulting LLC, an energy policy and strategy firm, since 2020. Previously served as executive vice president, general counsel, shared services, chief compliance officer, and corporate secretary of NV Energy, Inc., an electric and gas utility (from 2006 to 2013).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Kaleta received his law degree from Georgetown University Law Center and his undergraduate degree from Hamilton College. He has more than 30 years of leadership and business experience as a senior executive and general counsel for companies across the energy industry, including both regulated utility and clean energy technology companies. He also has served on energy advisory, technology, and industry boards, was a partner in a Washington, D.C. law firm, and was an adjunct professor teaching energy law and business ethics. Mr. Kaleta’s varied and comprehensive utility, energy transition, renewable energy, governmental affairs, and corporate governance and compliance experience qualifies him to serve as a member of your Board.

2023 PROXY STATEMENT	26

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Sean T. Klimczak Director
AGE: 46 FirstEnergy DIRECTOR SINCE 2022	STANDING COMMITTEES: Compensation; Corporate Governance, Corporate Responsibility and Political Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Senior managing director and global head of infrastructure at Blackstone Inc., a global investment firm, where Mr. Klimczak has been since 2005. Mr. Klimczak was previously a director of the following: Custom Truck One Source, L.P. (from 2015 to 2021), Cheniere Energy Inc. (from 2021 to 2022) and the general partner of Cheniere Energy Partners L.P. (from 2012 to 2017), as well as serving on the board of numerous other companies throughout his career.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Klimczak received a Bachelor of Business Administration in Finance and Business Economics from the University of Notre Dame and a Master of Business Administration from Harvard Business School. Prior to his position at Blackstone, Mr. Klimczak was an Associate at Madison Dearborn Partners. Prior to that, he worked in the Mergers & Acquisitions department of Morgan Stanley & Company’s Investment Banking Division. Mr. Klimczak’s energy infrastructure industry expertise and financial and investment experience qualifies him to serve as a member of your Board.

Jesse A. Lynn Director
AGE: 52 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEES: Corporate Governance, Corporate Responsibility and Political Oversight; Operations and Safety Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

General Counsel of Icahn Enterprises L.P., a diversified holding company engaged in a variety of businesses, including investment, energy, automotive, food packaging, real estate, home fashion and pharma, since 2014. Mr. Lynn also has served as chief operating officer of Icahn Capital LP, the entity through which Carl C. Icahn manages investment funds, since April 2021. Mr. Lynn also serves as a director of the following three other public companies: Conduent Incorporated, a provider of business process outsourcing services, since 2019; Crown Holdings, Inc., a supplier of packaging products, and equipment and related services, since December 2022 and Xerox Holdings Corporation, a provider of print and digital document products and services, since 2021. Mr. Lynn was previously a director of Cloudera, Inc., a provider of enterprise data cloud services, from 2019 through its sale in 2021; Herbalife Nutrition Ltd., a nutrition company (from 2014 to 2021); and The Manitowoc Company, Inc., a capital goods manufacturer (from 2015 to 2018).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Lynn received a Bachelor of Arts from the University of Michigan and a Juris Doctor from the Boston University School of Law. He has extensive experience in a variety of businesses, including investment, energy, automotive, food packaging, real estate, home fashion and pharma. Prior to his current position, Mr. Lynn was assistant general counsel of Icahn Enterprises L.P. (from 2004 to 2014). Prior to joining Icahn Enterprises L.P., Mr. Lynn worked as an associate in the New York office of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. in its business and finance department and as an associate in the corporate group at Gordon Altman Butowsky Weitzen Shalov & Wein. Mr. Lynn’s legal experience and his experience in a variety of industries along with his broad business skills make him a valuable member of your Board.

27	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

James F. O’Neil III Director
AGE: 64 FirstEnergy DIRECTOR SINCE 2017	STANDING COMMITTEES: Audit; Compensation (Chair)

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Chief executive officer and vice chairman of Orbital Infrastructure Group, Inc. (formerly Orbital Energy Group, Inc.), a company focused on acquisition and development of innovative companies to create a diversified services platform, since 2019. Principal owner of Forefront Solutions, LLC, which provides consulting services primarily to the energy infrastructure industry, since 2017. Former president, chief executive officer and director of Quanta Services, Inc., a provider of specialty contracting services to the electric power and oil and gas industries (from 2011 to 2016). He served as a director of Hennessy Capital Acquisition Corp IV (from 2019 to 2020), NRC Group Holdings (from 2017 to 2019) and Spark Power Group Inc. (from 2018 to 2019).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. O’Neil received his Bachelor of Science degree in civil engineering from Tulane University. He has extensive leadership and senior management experience, including the role of chief executive officer, chief operating officer and senior vice president of operations integration and audit. His experience in the electric utility industry also provides him substantial experience in sustainability and environmental related matters. His extensive executive and board experience have equipped him with leadership skills and the knowledge of board processes and functions. Additionally, Mr. O’Neil’s audit, general corporate decision-making and engineering experience makes him a valuable member to your Board.

John W. Somerhalder II Director
AGE: 67 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEE: Finance; Operations and Safety Oversight

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Interim President and Chief Executive Officer of your Company since September 2022. He has served as Chair of your Board since May 2022, and previously served as Vice Chair and Executive Director of your Company from March 2021 to May 2022. Mr. Somerhalder also recently served as interim president and chief executive officer of CenterPoint Energy, Inc., an electric and natural gas utility serving several U.S. markets (from February 2020 to July 2020) and served as a member of the CenterPoint Energy’s board of directors (from 2016 through 2020). He serves as a director of one other public company: KKR Infrastructure Conglomerate LLC, a company that operates as an investment vehicle. He also served as a director of Gulfport Energy Corp (from 2020 to 2021), as a director and board chairman of Enable Midstream Partners, LP (from February 2020 to July 2020), as a Director of SunCoke Energy Partners GP LLC (from 2017 to 2019), and as director at Crestwood Equity GP LLC, the general partner of Crestwood Equity Partners LP (from 2013 to 2020).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Somerhalder holds a Bachelor of Science degree in chemical engineering from the University of Arizona. He served as interim president and chief executive officer of Colonial Pipeline Company, a U.S. refined products pipeline company (from February 2017 to October 2017). Prior to that, he was president and chief executive officer of AGL Resources Inc., a former publicly traded energy services holding company (from 2006 to his retirement in 2015), and chairman of AGL Resources board of directors (from 2007 to 2015). Prior to joining AGL Resources, Mr. Somerhalder served in a number of roles with El Paso Corporation, a publicly traded natural gas and related energy products provider, where he spent almost 30 years, starting his career as an engineer and progressing through leadership roles before being named president of El Paso Pipeline Group and executive vice president of El Paso Corporation. He has extensive leadership and senior management experience, including the roles of chief executive officer and board chairman. His extensive energy industry, executive and board experience have equipped him with leadership skills and knowledge of the industry, and board processes and functions. Mr. Somerhalder’s extensive experience qualifies him to serve on your Board, lead efforts to rebuild trust with our external stakeholders, support our senior leadership team’s efforts to achieve its priorities, and strengthen your Company’s governance and compliance functions.

2023 PROXY STATEMENT	28

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Andrew Teno Director
AGE: 38 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEES: Audit; Finance

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Portfolio manager of Icahn Capital LP., a diversified holding company engaged in a variety of businesses including investment, energy, automotive, food packaging, real estate, home fashion and pharma, since 2020. Prior to his position at Icahn Capital, Mr. Teno worked at Fir Tree Partners (from 2011 to 2020), a New York based private investment firm that invests worldwide in public and private companies, real estate and sovereign debt. Mr. Teno also serves as a director of the following two public companies: Crown Holdings, Inc., a supplier of packaging products, and equipment and related services, since December 2022 and Southwest Gas Holdings, Inc., a holding company with interest in natural gas distribution operations and utility infrastructure services, since 2022. He served as a director of Eco-Stim Energy Solutions, an oilfield services company (from 2017 to 2018), Cheniere Energy, Inc., an energy infrastructure company (from 2021 to June 2022) and Herc Holdings Inc., an equipment rental supplier (from 2021 to March 2023).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Teno received an undergraduate business degree from the Wharton School at the University of Pennsylvania. Prior to his current position at Icahn Capital, Mr. Teno worked at Fir Tree Partners, a New York based private investment firm. Prior to Fir Tree, he worked at Crestview Partners as an associate in their private equity business and at Gleacher Partners, a boutique mergers and acquisitions firm. Mr. Teno’s investment expertise and experience in a variety of industries, along with his business skills, make him a valuable member of your Board.

Leslie M. Turner Director
AGE: 65 FirstEnergy DIRECTOR SINCE 2018	STANDING COMMITTEES: Audit (Chair); Finance

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Retired in 2018 as senior vice president, general counsel and corporate secretary (positions held since 2012) of The Hershey Company, a global confectionery company.

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Ms. Turner received her law degree from the Georgetown University Law Center after graduating from the New York University with a Bachelor of Science degree. She also received a Master of Laws in Law and Government from the American University, Washington College of Law. Ms. Turner has extensive and wide-ranging leadership, legal, governance and corporate strategy skills through her former roles with The Hershey Company and The Coca-Cola Company. Ms. Turner served as senior vice president, general counsel, and corporate secretary of The Hershey Company from 2012 until her retirement in March 2018. In this role, Ms. Turner was the leader of Hershey’s legal, government relations, corporate secretary, and corporate security functions. She also advised Hershey on M&A opportunities and other stakeholder considerations facing publicly traded companies. Prior to joining Hershey, Ms. Turner’s career included progressively more responsible leadership roles at Coca-Cola, Akin Gump Hauer & Feld, LLP and the senior executive service level of the federal government. Ms. Turner’s legal experience and additional regulatory experience qualify her to serve as a member of your Board.

29	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Melvin Williams Director
AGE: 59 FirstEnergy DIRECTOR SINCE 2021	STANDING COMMITTEES: Corporate Governance, Corporate Responsibility and Political Oversight; Operations and Safety Oversight (Chair)

POSITION, PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE:

Retired in 2020 as president of Nicor Gas, a natural gas distribution company and subsidiary of the Southern Company, and senior vice president of Southern Company Gas (positions held since 2015).

KEY ATTRIBUTES, EXPERIENCE AND SKILLS:

Mr. Williams received his Bachelor of Science degree from the Savannah State University. Prior to his most recent positions, he held progressively more responsible leadership roles including senior vice president, planning and business services at Nicor Gas and vice president and general manager at Atlanta Gas Light Company and Florida City Gas Company. Over 32 years of utility experience that includes sales, marketing, regulatory, and utility operations enables Mr. Williams to provide valuable insight and qualifies him to serve as a member of your Board.

2023 PROXY STATEMENT	30

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Board Committees

Your Board currently has five standing committees and one special Board oversight committee, which are described below. Your Board’s three primary standing committees are comprised solely of independent directors as determined by your Board in accordance with our Corporate Governance Policies, which incorporate the NYSE listing standards and applicable SEC rules. Presented below are the current committee memberships.

Audit Committee	8 meetings in fiscal year 2022

Leslie M. Turner (Chair) Jana T. Croom * James F. O’Neil III * Andrew Teno * * Financial Experts

The Audit Committee is primarily responsible for assisting your Board with oversight of:

◾  the integrity of the Company’s financial statements, and financial reporting and disclosure controls processes;

◾  adherence to legal, compliance, risk management and regulatory requirements, including oversight of the Company’s Ethics & Compliance Program;

◾  independent auditor’s qualifications, independence, and performance;

◾  the Company’s Enterprise Risk Management function;

◾  performance of the Company’s internal audit function; and

◾  the Company’s systems of internal controls over financial reporting with respect to the accuracy of financial records.

Until its dissolution on December 13, 2022, the Audit Committee’s Compliance Oversight Sub-committee (discussed further below) was established to assess and implement changes as appropriate in your Company’s ethics and compliance program. The Audit Committee retains oversight of your Company’s compliance program. The Audit Committee is also directly responsible for the appointment, compensation and retention of, and the oversight of the work and pre-approval of all services provided by the Company’s independent registered public accounting firm. For a complete list of responsibilities and other information, please refer to the Audit Committee Charter available on our website at www.firstenergycorp.com/charters.

Your Board appoints at least one member of the Audit Committee who, in your Board’s business judgment, is an “Audit Committee Financial Expert,” as such term is defined by the SEC. Your Board determined that Ms. Croom and Messrs. O’Neil and Teno meet this definition. All members of the Audit Committee are financially literate and are independent pursuant to our Corporate Governance Policies, the rules and regulations of the SEC and the listing standards of the NYSE. As required by the applicable NYSE listing standards, to the extent any member of the Company’s Audit Committee simultaneously serves on the audit committee of more than three public companies, the Company will disclose on its website (www.firstenergycorp.com/board) your Board’s determination whether such simultaneous service impairs the ability of that individual to serve effectively on the Company’s Audit Committee. See the Audit Committee Report in this Proxy Statement for additional information regarding the Audit Committee.

Effective May 17, 2022, Ms. Turner was appointed Chair of the Audit Committee, and Ms. Croom and Mr. O’Neil were appointed to the Audit Committee.

31	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Compensation Committee	6 meetings in fiscal year 2022

James F. O’Neil III (Chair) Steven J. Demetriou Paul Kaleta Sean T. Klimczak Lisa Winston Hicks

The Compensation Committee is primarily responsible for:

◾  carrying out the responsibilities delegated by the Board relating to the review and determination of executive compensation; and

◾  provide general oversight of the Company’s compensation philosophy and practices and human capital initiatives.

The Compensation Committee also reviews and, if appropriate, makes recommendations to your Board regarding the compensation and benefits of our non-employee directors. To the extent permitted under NYSE listing standards and applicable law, the Compensation Committee is authorized to delegate its responsibilities to one or more sub-committees. For information regarding the role of executive officers and our independent compensation consultant in determining or recommending the amount or form of executive and director compensation, see the CD&A section below. For a complete list of responsibilities and other information, refer to the Compensation Committee Charter available on our website at www.firstenergycorp.com/charters.

Effective May 17, 2022, Ms. Hicks and Messrs. Kaleta and Klimczak were appointed to the Compensation Committee.

Corporate Governance, Corporate Responsibility and Political Oversight Committee	7 meetings in fiscal year 2022

Paul Kaleta (Chair) Jana T. Croom Sean T. Klimczak Jesse A. Lynn Melvin D. Williams

The Corporate Governance, Corporate Responsibility and Political Oversight Committee is primarily responsible for:

◾  the Company’s director nominations process,

◾  the Company’s corporate governance policies; and

◾  oversight of the Company’s policies and practices relating to corporate responsibility.

The Committee is also directly responsible for oversight of our (i) political activities and practices and (ii) our Company’s corporate citizenship practices and ESG strategy. For a complete list of responsibilities and other information, refer to the Corporate Governance, Corporate Responsibility and Political Oversight Committee Charter available on our website at www.firstenergycorp.com/charters.

Effective May 17, 2022, Mr. Kaleta was appointed to and as Chair of the Corporate Governance, Corporate Responsibility and Political Oversight Committee, and Ms. Croom and Mr. Klimczak were appointed to the Corporate Governance, Corporate Responsibility and Political Oversight Committee.

2023 PROXY STATEMENT	32

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Finance Committee	6 meetings in fiscal year 2022

Steven J. Demetriou (Chair) John W. Somerhalder II Andrew Teno Leslie M. Turner

The Finance Committee is primarily responsible for monitoring and overseeing the Company’s financial resources and strategies, with emphasis on those issues that are long-term in nature. For a complete list of responsibilities and other information, refer to the Finance Committee Charter available on website at www.firstenergycorp.com/charters.

Effective May 17, 2022, Mr. Somerhalder and Ms. Turner were appointed to the Finance Committee.

Operations and Safety Oversight Committee	5 meetings in fiscal year 2022

Melvin D. Williams (Chair) Jesse A. Lynn John W. Somerhalder II Lisa Winston Hicks

The Operations and Safety Oversight Committee is primarily responsible for monitoring and overseeing the Company’s significant operating matters relating to the Company’s electric power generation and distribution and transmission operations, together with safety, reliability, environmental strategy, climate change, environmental protection and sustainability, and quality matters relating to such operations. The Operations and Safety Oversight Committee is also responsible for oversight of the Company’s operational cybersecurity risks and audits. For a complete list of responsibilities and other information, refer to the Operations and Safety Oversight Committee Charter available on our website at www.firstenergycorp.com/charters.

Effective May 17, 2022, Mr. Williams was appointed as Chair of the Operations and Safety Oversight Committee, and Messrs. Lynn and Somerhalder and Ms. Hicks were appointed to the Operations and Safety Oversight Committee.

33	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Special Board Oversight Committees

Leslie M. Turner (Chair) Jana T. Croom Andrew Teno

Compliance Oversight Sub-committee of the Audit Committee was dissolved effective December 13, 2022. It was primarily responsible for assessing your Company’s corporate ethics and compliance program and overseeing the implementation of recommended enhancements, as appropriate, and such responsibilities have transitioned back to the Audit Committee directly. This sub-Committee met 4 times in fiscal year 2022.

Prior to its dissolution effective December 13, 2022, effective May 17, 2022, Ms. Croom was appointed to the Compliance Oversight Sub-committee of the Audit Committee.

Paul Kaleta (Chair) Lisa Winston Hicks Jesse A. Lynn Melvin D. Williams

Special Litigation Committee is authorized to take all actions as it deems advisable, appropriate, and in the best interests of the Company and its shareholders with respect to pending shareholder derivative litigation and demands. This Committee met 17 times in fiscal year 2022.

2023 PROXY STATEMENT	34

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Items to Be Voted On

Item 1	Election of Directors
✓ Your Board recommends that you vote FOR all nominees in Item 1

You are being asked to vote for the following 11 nominees to serve on your Board for a term expiring at the annual meeting of shareholders in 2023 and until their successors shall have been elected: Jana T. Croom, Steven J. Demetriou, Lisa Winston Hicks, Paul Kaleta, Sean T. Klimczak, Jesse A. Lynn, James F. O’Neil III, John W. Somerhalder II, Andrew Teno, Leslie M. Turner and Melvin Williams.

The “Biographical Information and Qualifications of Nominees for Election as Directors” section of this Proxy Statement provides information for all nominees for election at the Annual Meeting. The “Board Qualifications” section above in this Proxy Statement provides information relating to your Board’s and Corporate Governance, Corporate Responsibility and Political Oversight Committee’s review of nominees. Your Board has no reason to believe that the persons nominated will not be available to serve after being elected. If any of these nominees would not be available to serve for any reason, shares represented by the appointed proxies will be voted either for a lesser number of directors or for another person selected by your Board. However, if the inability to serve is believed to be temporary in nature, the shares represented by the appointed proxies will be voted for that person who, if elected, will serve when able to do so.

Pursuant to the Company’s Second Amended and Restated Code of Regulations, at any election of directors, a nominee shall be elected to your Board only if the vote “For” the candidate exceed the votes “Against” the nominee; abstentions and broker non-votes will have no effect. Our Corporate Governance Policies also provide that in an uncontested election of directors (i.e., an election where the only nominees are those recommended by your Board), any nominee for director who receives a greater number of votes “Against” his or her election than votes “For” his or her election will promptly tender his or her resignation to the Corporate Governance, Corporate Responsibility and Political Oversight Committee following certification of the shareholder vote. The Corporate Governance, Corporate Responsibility and Political Oversight Committee will promptly consider the tendered resignation and will recommend to your Board whether to accept or reject the tendered resignation no later than 60 days following the date of the shareholders’ meeting at which the election occurred. In considering whether to recommend acceptance or rejection of the tendered resignation, the Corporate Governance, Corporate Responsibility and Political Oversight Committee will consider factors deemed relevant by the committee members, including the director’s length of service, the director’s particular qualifications and contributions to the Company, the reasons underlying the majority withheld vote, if known, and whether these reasons can be cured, and compliance with stock exchange listing standards and the Corporate Governance Policies. In considering the Corporate Governance, Corporate Responsibility and Political Oversight Committee’s recommendation, your Board will consider the factors considered by the Corporate Governance, Corporate Responsibility and Political Oversight Committee and any such additional information and factors your Board believes to be relevant. Your Board will act on the Corporate Governance, Corporate Responsibility and Political Oversight Committee’s recommendation no later than at its next regularly scheduled Board meeting.

Your Board Recommends That You Vote “For” All Nominees in Item 1. ✓

35	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Item 2	Ratification of the Appointment of the Independent Registered Public Accounting Firm For 2023
✓ Your Board recommends that you vote FOR Item 2

You are being asked to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to examine the books and accounts of the Company for the fiscal year ending December 31, 2023. While our Second Amended and Restated Code of Regulations does not require shareholders to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, we are submitting the proposal for ratification as a matter of good corporate governance. However, if shareholders do not ratify the appointment, the Audit Committee will reconsider retaining PricewaterhouseCoopers LLP in future years. Even if the appointment is ratified, the Audit Committee, at its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and will be available to respond to appropriate questions and have an opportunity to make a statement if he or she wishes to do so. We refer you to the “Matters Relating to the Independent Registered Public Accounting Firm” section of this Proxy Statement for information regarding services performed by, and fees paid to, PricewaterhouseCoopers LLP during the years 2021 and 2022. Item 2 requires the affirmative vote of a majority of the votes cast and abstentions will have no effect. There can be no broker non-votes on Item 2 as it is considered a “routine” matter under applicable NYSE rules.

Your Board Recommends That You Vote “For” Item 2. ✓

2023 PROXY STATEMENT	36

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Item 3	Approve, on an Advisory Basis, Named Executive Officer Compensation
✓ Your Board recommends that you vote FOR Item 3

The following proposal provides shareholders the opportunity to cast an advisory, non-binding vote to approve the compensation of the NEOs (a “Say-on-Pay” vote) as further described in the CD&A and the related compensation tables and narrative disclosure. This resolution is required pursuant to Section 14A of the Securities Exchange Act of 1934. Currently, the advisory vote is held annually. The next advisory vote on NEO compensation is scheduled to occur at the Company’s 2024 Annual Meeting of Shareholders. Your Board strongly supports the Company’s executive pay practices and asks shareholders to support its executive compensation program by adopting the following resolution:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the FirstEnergy Corp. Named Executive Officers, as such compensation is disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the other related narrative executive compensation disclosure contained in the proxy statement.”

The primary objectives of the Company’s executive compensation program are to attract, motivate, retain, and reward the talented executives, including the NEOs, who we believe can provide the performance and leadership to achieve success in the highly complex energy industry. Our executive compensation program is centered on a pay-for-performance philosophy. While the Company has generally maintained the same structure and design for the executive compensation program since 2018, the Compensation Committee and your Board approved moving relative TSR from a modifier to a weighted metric in the LTIP beginning with the 2022-2024 cycle, to better align executive pay with shareholder interests.

In deciding how to vote on this proposal, we encourage you to read the CD&A for a more detailed discussion of our executive compensation programs and practices applicable to the NEOs, beginning on page 56.

Your Board strongly believes that our compensation philosophy, in conjunction with continued shareholder outreach, is in the best interests of shareholders. We will continue to annually review and evaluate all compensation plans and programs with the goal of aligning such plans and programs with market practice where appropriate and with the best interests of our shareholders. Item 3 is an advisory proposal that requires the affirmative vote of a majority of the votes cast; abstentions and broker non-votes will have no effect.

Although this advisory vote is non-binding, your Board and the Compensation Committee value the views of our shareholders and expect to consider the voting results when considering future executive compensation practices for the NEOs.

Your Board Recommends That You Vote “For” Item 3. ✓

37	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Item 4	Approve, on an Advisory Basis, the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation
✓ Your Board recommends that you vote for a frequency of EVERY YEAR under Item 4

In accordance with Section 14A of the Exchange Act and related SEC rules, your Company is providing its shareholders an opportunity to cast an advisory vote on how frequently the Company should hold future Say-on-Pay votes. By voting on this proposal, shareholders may indicate whether they would prefer to have future Say-on-Pay Votes “EVERY YEAR”, “EVERY 2 YEARS” or “EVERY 3 YEARS.” You may also “ABSTAIN” from voting. This is a non-binding, advisory vote that is required to be submitted to shareholders at least once every six years. The next advisory vote on how frequently the Company should hold future Say-on-Pay votes is scheduled to occur at the Company’s 2029 annual meeting of shareholders.

After careful consideration, the Board and the Compensation Committee believe that conducting a Say-on-Pay vote every year is currently appropriate for your Company so that our shareholders may annually express their views on the Company’s executive compensation program. An annual Say-on-Pay vote is consistent with our policy of regularly seeking input from, and engaging in discussions with, our shareholders on corporate governance matters and our executive compensation program.

While the Board and the Compensation Committee believe that their recommendation of annual Say-on-Pay votes is appropriate at this time, shareholders are not voting to approve or disapprove the adoption of annual Say-on-Pay votes, but are instead being asked to recommend their view as to how frequently the Company should conduct future Say-on-Pay votes.

Although this advisory vote is non-binding, your Board and the Compensation Committee value the views of our shareholders and will consider the alternative receiving the greatest number of votes when establishing the frequency with which Say-on-Pay votes will be held in the future.

Your Board Recommends That You Vote For a Frequency of “Every Year” under Item 4. ✓

2023 PROXY STATEMENT	38

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Item 5	Approve an Amendment to the Second Amended and Restated Code of Regulations to Reduce the Percentage of Shares Required to Call a Special Meeting of Shareholders
✓ Your Board recommends that you vote FOR Item 5

Your Board believes that shareholders should have the ability to call special meetings. Currently, the Company’s Second Amended and Restated Code of Regulations permit special shareholder meetings to be called by the Chair of the Board, the President, a majority of the Board of Directors or holders of at least 25% of all shares outstanding. Your Board is continually assessing the appropriate threshold at which shareholders should be able to exercise this right. For example, in 2011, shareholders approved management’s proposal to reduce the requisite threshold needed to call a special shareholder meeting from at least 50% of the shares outstanding to 25% of the shares outstanding. Your Company also regularly engages with shareholders on a wide range of governance topics, including the right of shareholders to call special meetings. Prior to the 2023 annual meeting of shareholders, FirstEnergy’s 25% threshold to call a special shareholder meeting was not identified by our stakeholders as a significant concern.

In consideration of a shareholder proposal presented at the 2022 Annual Meeting, your Board disclosed in the 2022 Proxy Statement that it anticipated seeking shareholder approval at this Annual Meeting to reduce the threshold necessary to call a special shareholder meeting from at least 25% of all shares outstanding to at least 20% of all shares outstanding. Although the proposal presented at the 2022 Annual Meeting did not receive majority shareholder support, for the reasons set forth below, your Board continues to believe that a reduction in the percentage of shares required to call a special meeting of shareholders is in the best interest of the Company:

◾

Your Board believes that a 20% ownership threshold for the right to call a special meeting strikes a reasonable and appropriate balance between empowering shareholders with an important right and protecting against the risk that a small minority of shareholders with potentially narrow, short-term interests would call a special meeting.

◾

Shareholder meetings are significant events that require a substantial monetary commitment on the part of your Company and attention of your Board, officers and employees, thus diverting attention away from their focus on meeting our business objectives and enhancing shareholder value.

◾

Allowing a small minority of shareholders to call a special meeting for any reason would permit such minority to pursue self-interested goals, which could be detrimental to the interest of a majority of our shareholders and other stakeholders.

◾

Ownership threshold required to call a special meeting of shareholders should be evaluated in light of the practices of other comparable public companies and the Company’s overall approach to corporate governance.

◾	Your Board also considered the composition of the Company’s shareholder base, which currently includes several shareholders that individually hold greater than 5% of our common stock.

The proposed amendment to FirstEnergy’s Second Amended and Restated Code of Regulations is set forth in Appendix A to this Proxy Statement. Your Board cannot unilaterally adopt the proposed amendment because a shareholder vote is necessary under our governing documents and Ohio Law. Accordingly, if this proposal is approved by the requisite vote of our shareholders, the Second Amended and Restated Code of Regulations will be revised as set forth in Appendix A.

Effectiveness and Vote Required

Approval of this proposal requires the affirmative vote of shareholders holding at least a majority of the outstanding shares of common stock of the Company as of the record date. Abstentions and broker non-votes will be counted and have the same effect as a vote “against” this item.

Subject to shareholder approval at the Annual Meeting, your Board has authorized an amendment of the Company’s Second Amended and Restated Code of Regulations, as set forth in Appendix A, and authorized the preparation and filing of any document necessary or advisable to implement such amendments. The amendment, if approved, is expected to become effective promptly after the Annual Meeting.

The above discussion is qualified in its entirety by reference to the full text of the proposed amendment in Appendix A.

Your Board Recommends That You Vote “For” Item 5. ✓

39	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Item 6	Shareholder Ratification of Termination Pay
X Your Board recommends that you vote AGAINST Item 6.

John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, plans to introduce the following proposal at the Annual Meeting. We have been notified that Mr. Chevedden is the beneficial owner of no less than 90 shares of your Company’s common stock.

NOTE: The graphic below was submitted as part of the shareholder’s proposal.

Proposal 6 — Shareholder Ratification of Excessive Termination Pay

Shareholders request that the Board seek shareholder approval of any senior manager’s new or renewed pay package that provides for severance or termination payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus.

“Severance or termination payments” include cash, equity or other pay that is paid out or vests due to a senior executive’s termination for any reason. Payments include those provided under employment agreements, severance plans, and change-in-control clauses in long-term equity plans, but not life insurance, pension benefits, or deferred pay earned and vested prior to termination.

“Estimated total value” includes: lump-sum payments; payments offsetting tax liabilities, perquisites or benefits not vested under a plan generally available to management employees, post-employment consulting fees or office expense and equity awards if vesting is accelerated, or a performance condition waived, due to termination.

The Board shall retain the option to seek shareholder approval after material terms are agreed upon.

Generous performance-based pay can sometimes be justified but shareholder ratification of “golden parachute” severance packages with a total cost exceeding 2.99 times base salary plus target short-term bonus better aligns management pay with shareholder interests.

Shareholder Ratification of Excessive Termination Pay, the topic of this proposal, received between 51% and 65% support at:

AbbVie (ABBV)

FedEx (FDX)

Spirit AeroSystems (SPR)

Alaska Air (ALK)

Fiserv (FISV)

Please vote yes:

Shareholder Ratification of Excessive Termination Pay – Proposal 6

2023 PROXY STATEMENT	40

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Your Company’s Response — Item 6

Your Board has carefully considered the foregoing shareholder proposal and unanimously recommends a vote AGAINST it for the following reasons:

The Company has agreed that it will not enter into any new severance agreements providing cash severance benefits in excess of 2.99 times the sum of an executive officer’s base salary and target short-term bonus.

On February 9, 2023, upon the recommendation of the Compensation Committee of the Board, the Board approved a new policy effective immediately that cash severance payable under the Company’s Executive Severance Benefits Plan or pursuant to any individual contract with an executive officer will not exceed 2.99 times the sum of the executive officer’s base salary plus target annual incentive opportunity under the Short-Term Incentive Program, unless the Company seeks shareholder approval.

The Company’s current cash severance benefits are only payable in limited circumstances and are less than the proposed 2.99x ceiling.

Notwithstanding the aforementioned policy, the proposal is inappropriate because the Company’s current cash severance benefits are only payable in the event of an involuntary separation without cause or following a qualifying termination within two years of a change in control and would result in payments of less than the proposed ceiling of 2.99 times the sum of base salary plus target short-term bonus.

As an initial matter, none of the Company’s named executive officers have employment agreements that provide severance benefits. Rather, cash severance benefits for the named executive officers are governed by the Company’s Amended and Restated Executive Severance Benefits Plan and/or the Change in Control Severance Plan.

In the event of an involuntary separation without cause, the CEO’s severance benefits are not guaranteed and are to be determined by the Compensation Committee, in its discretion, and approved by the independent members of the Board. All named executive officers, other than the CEO, are entitled to receive cash severance in an amount that is based upon the executive’s total years of service, but is not to exceed the maximum benefit of 104 weeks, or two years, of base salary. In the event of a qualifying termination following a change in control, in addition to certain equity components, all named executive officers are entitled to receive a cash severance payment equal to two times their base salary plus annual short-term incentive plan target amount, as well as a prorated short-term incentive plan award at target. In both scenarios, the cash severance payments are less than the proposed ceiling of 2.99 times the sum of base salary plus target short-term bonus. Please see “Compensation Tables – Potential Post-Employment Payments,” for a more detailed discussion of our named executive officers’ post-termination payments.

The proposal disincentivizes the use of performance-based equity awards, which creates misalignment between management and shareholder interests.

Your Board believes that our pay mix, which includes long-term performance-based equity awards, supports the Company’s strategy by rewarding attainment of the Company’s near-term goals, encouraging stock ownership by management and creating economic alignment between management and our shareholders. Specifically, we believe that aligning executive pay and Company performance directly supports shareholder value. However, performance-based equity payouts are not calculated until the end of the relevant performance period and under some circumstances may, in fact, be zero as they are not guaranteed. Requiring the Company to calculate the value of severance pay using the full value of an equity award requires us to treat a performance-based equity award the same as an award of common stock. This disincentivizes the use of performance-based equity awards and would require shareholder approval, irrespective of the actual payout following the applicable performance period. As a result, your Board believes that the proposal has the potential to break the link between pay and performance and create misalignment between management and shareholder interests in contravention of our compensation philosophy.

This proposal puts the Company at a competitive disadvantage by limiting the Compensation Committee’s flexibility to offer competitive, market-based compensation to highly qualified executives.

The Compensation Committee – which was reconstituted in 2022 to be composed entirely of recently tenured, independent directors – is responsible for offering competitive total compensation for our executives in order to attract, retain, focus and reward a talented and diverse executive team. Your Board believes that the proposal would limit its ability to recruit and retain such talent.

41	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

In a competitive labor market, it is imperative that the Compensation Committee has the flexibility to offer key executives competitive compensation packages, including competitive severance benefits upon a qualifying termination. If we did not offer these benefits, our Company would be less attractive to prospective candidates and current employees, alike.

Your Compensation Committee regularly consults with its independent compensation consultant regarding executive compensation market trends and believes our current severance benefits to be consistent with market practice. With so few companies bound by policies similar to the proposal, the uncertainty of compensation offered subject thereto serves as a further deterrent to prospective candidates. A highly qualified candidate may forego employment with the Company in favor of employment elsewhere if we cannot confirm their pay until a shareholder meeting has been held. Time is often of the essence when courting highly qualified executives and a delay of months, or even weeks, so that a special shareholder meeting can be convened can be detrimental to the hiring process. Even accounting for the allowance that such compensation arrangements can be ratified after the fact, the risk of a proposal not receiving shareholder support may dissuade a candidate from accepting an offer from the Company.

Company shareholders have frequent opportunities to opine on our executive compensation program throughout the calendar year. Your Board believes this proposal is unnecessary because we regularly engage our shareholders on the topic of executive compensation and have consistently received positive feedback regarding our compensation practices.

Our shareholders have the opportunity to annually approve on an advisory basis our executive compensation via the Say-on-Pay vote that is put forth at each annual shareholder meeting. In fact, since 2019, at least 95% of Company shareholders have voted in favor of the Company’s Say-on-Pay proposals.

We also have a robust shareholder outreach program through which we solicit input on a variety of topics, including executive compensation, throughout the calendar year. Our shareholder outreach program is described more fully above under “Shareholder Outreach and Engagement Program” while a more fulsome description of the engagement we specifically conduct vis-à-vis executive compensation can be found under “Compensation Discussion & Analysis – Shareholder Engagement and Say-on-Pay Results.” Ahead of filing the 2023 Proxy Statement, we reached out to our top shareholders representing approximately 46% of shares outstanding. In recent history, none of our shareholders raised the topic of our severance practices as an area of concern.

Summary

For the reasons described above, your Board unanimously recommends a vote AGAINST this proposal. A solution without a problem, the proposal seeks to address an issue not previously raised by shareholders throughout the course of our extensive outreach and which is addressed by the Company’s new policy to limit cash severance benefits. Notwithstanding this policy, your Board also believes that the Company’s current severance benefits are reasonable and that it is the Compensation Committee – which is composed entirely of recently tenured, independent directors and which has retained its own independent compensation consultant – that is best positioned to determine whether, and in what amounts, severance benefits should be offered to our named executive officers.

X Your Board Recommends That You Vote “Against” Item 6.

2023 PROXY STATEMENT	42

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Item 7	Establish a New Board Committee on Decarbonization Risk
X Your Board recommends that you vote AGAINST Item 7.

The National Center for Public Policy Research, 2005 Massachusetts Ave. NW, Washington, DC 20036, plans to introduce the following proposal at the Annual Meeting. We have been notified that The National Center for Public Policy Research is the beneficial owner of more than $2,000 in shares of your Company’s common stock.

Committee on Decarbonization Risk

Resolved: Shareholders of the FirstEnergy Corporation (the “Company”) request that the Board of Directors charter a new Committee on Decarbonization Risk to evaluate the risks and drawbacks of attempting to meet demands for Company decarbonization. The committee should engage in formal review and oversight of corporate strategy, above and beyond matters of legal compliance, to assess the Company’s responses to demands for such decarbonization on activist established deadlines. This review should include the potential impacts on the Company from flaws in activists’ climate models, concerns about technological or economic infeasibility of “green” and “renewable” energy sources, the possibility that “net-zero” decarbonization isn’t possible, that the US will not force decarbonization according to such schedules – thus obviating “stranded asset” calculations – that other countries will not adopt similar targets – thus making Company efforts meaningless – and other relevant considerations.

Supporting Statement:

FirstEnergy has touted its commitment to becoming “carbon neutral” by 2050. 1 It’s not conclusive, however, that that’s even possible. And, from publicly available information, it doesn’t appear that the Company has fully considered this or the risks involved with attempting decarbonization on such a schedule.

Claims about the need for decarbonization, especially by some activist-generated date, are based on assumptions that are either counterfactual or insufficiently examined. For decades, claims have been made that carbon emissions must be reduced before some arbitrary date by which it will be too late for human civilization to sustain its existence.2 Decade after decade, those deadlines came and went and none of those apocalyptic claims held up. Nonetheless, climate activists continue to demand decarbonization by a certain deadline, assured that this time a catastrophe will ensue if their demands aren’t met in time

While such demands are silly and should be ignored outright, attempting to meet them can have serious ramifications. Propagating climate-catastrophist lies – and acting on them by reducing fossil fuel energy – has real economic, social and political consequences.

Attempting to meet carbon neutral goals raises the price of fossil fuels while subsidizing other unreliable sources of energy. This has a ripple effect on the entire economy – when the price of energy is high, the price of everything else is too.

Additionally, decarbonization is meaningless if other countries don’t follow suit, and there’s abundant evidence they won’t.3 The only thing it will do is make the US reliant on other nations, which can have negative geopolitical effects. For example, the US and other Western nations have had to rely on oppressive regimes like Russia for fossil fuels exactly when it was most politically inconvenient to.

The US government has never mandated net-zero by statute or authorized regulatory action4 and is unlikely to do so, which contravenes the assumptions of “stranded asset” analysis. If decarbonization is neither required nor technologically feasible, the Company will pointlessly contribute to economic and political turmoil while harming its shareholders in the process.

Such outcomes must be considered before an energy company demonizes its flagship product.

[1]	https://firstenergycorp.com/environmental.html
[2]	https://nypost.com/2021/11/12/50-years-of-predictions-that-the-climate-apocalypse-is-nigh/
[3]	https://www.theepochtimes.com/across-the-world-coal-power-is-back_4671888.html;
https://www.realclearenergy.org/articles/2022/06/03/india_and_china_coal_production_surging_by_700m_tons_per_year_thats_greater_than_all_us_coal	_output_835483.html
https://www.realclearenergy.org/articles/2022/06/03/india_and_china_coal_production_surging_by_700m_tons_per_year_thats_greater_than_all_us_coal	_output_835483.html
https://www.breitbart.com/environment/2022/04/21/worlds- worst-polluter-china-increases-coal-production-by-three-hundred-million-tons/;	https://mishtalk.com/economics/ global-net-zero-climate-change-targets-are-pie-in-the-sky
[4]	https://www.npr.org/2022/06/30/1103595898/supreme-court-epa-climate-change

43	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Your Company’s Response — Item 7

Your Board has carefully considered the foregoing shareholder proposal and unanimously recommends a vote AGAINST it for the following reasons:

The proposal attempts to micromanage the Board by proscribing the manner in which your Board should review and set Company strategy, as well as the outcome of such analysis.

Your Board administers its risk oversight function through the full Board, as well as through the various Board committees, and views risk management as an integral part of the Company’s strategic planning process. As discussed more broadly above under the section “Corporate Governance and Board of Directors Information – Board Oversight – Risk Management,” your Board considers risks applicable to the Company at each meeting in connection with its consideration of significant business and financial developments of the Company. The Company has also developed a robust enterprise risk management program to ensure that the Company is identifying, prioritizing, reporting, monitoring, managing, and mitigating its significant risks. The proposal is inappropriate because, though couched as non-binding, it seeks to proscribe a specific method, inputs, and outcome of the Board’s decarbonization analysis in a manner that would severely constrain the Board’s ability to exercise its judgement and discretion in determining the appropriate course of action.

The proposal is duplicative as your Board has already delegated responsibility for certain EESG matters, such as evaluating the risks and drawbacks of meeting a decarbonization target, to its committees.

This proposal is inappropriate because it seeks the creation of a duplicative committee of the Board. Your Board provides oversight and guidance on EESG topics, including climate, significant to the company while ensuring our business strategy, goals and decision-making reflect and align with our corporate responsibility priorities. In addition, your Board has delegated responsibility for specific aspects of EESG to its various standing committees. The Corporate Governance, Corporate Responsibility and Political Oversight Committee is charged with providing general oversight of the Company’s EESG program, targets and initiatives, including climate. Additionally, the Operations and Safety Oversight Committee is tasked with reviewing and monitoring the implementation of the Company’s climate strategy. The issue of whether and how the Company should pursue decarbonization is well-addressed by your Board’s current organizational structure and a committee established solely for the purpose of analyzing decarbonization risk would be duplicative.

Moreover, it is noted that your Company has five standing board committees – Audit, Compensation, Corporate Governance, Corporate Responsibility and Political Oversight, Finance, Operations and Safety Oversight – in addition to the Special Litigation Committee that was formed in 2021. On average, your Company’s directors each serve on 2.4 committees. The creation of a seventh board committee to perform work, as noted above, already delegated to other standing committees would be burdensome to your directors, a waste of time and resources, and would unnecessarily constrain your directors’ ability to otherwise perform their duties as a member of your Board.

Decarbonization is supported by many of the Company’s stakeholders and our related targets were carefully considered by your Board after consultation with a variety of subject matter experts.

Your Board believes that climate change is among the most important issues of our time, and the Company is committed to doing its part to ensure a bright and sustainable future for the communities we serve. The proposal attempts to cast decarbonization efforts as a passing trend, but the Company’s current decarbonization efforts date back to 2015 when it pledged to reduce by 90% of its carbon dioxide (CO2) emissions from 2005 levels by 2045. Through retiring or transferring generation assets, the Company reduced generation-based CO2 emissions by 80% by 2020 – achieving significant progress well ahead of the original 2045 target. As a result, the Company set new, ambitious goals to reduce companywide GHG emissions within its direct control by 30% (from 2019 levels) by 2030 and achieve carbon neutrality by 2050.

In conjunction with the announcement of its 2019 decarbonization goals, the Company also published a Climate Position Statement and a Climate Strategy which described the Company’s plans to mitigate the risks posed by climate change, reduce its greenhouse gas emissions, and enable our customers and communities to thrive in a carbon-neutral economy. The Company’s Climate Strategy is the product of countless hours of proactive engagement, thoughtful deliberation, comprehensive research and robust discussion by and amongst management, external stakeholders and your Board. For additional information about FirstEnergy’s

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Climate Story please see our Corporate Responsibility website http://www.fecorporateresponsibility.com/climatestory. Information on our Corporate Responsibility website does not constitute part of (and shall not be deemed incorporated by reference into) this Proxy Statement or any other document we file with the SEC.

Summary

Your Board unanimously recommends a vote AGAINST this proposal for a number of reasons, but chiefly because it purports to micromanage your Board by proscribing the method, inputs, and outcome of the Board’s decarbonization assessment. The proposal is additionally duplicative of work already performed by your Board and its committees which has already thoughtfully considered when, how and to what extent the Company should pursue decarbonization goals. Finally, your Company believes that climate change is among the most important issues of our time, and is committed to doing its part to ensure a bright and sustainable future for the communities we serve. That the proponent disagrees with your Board’s conclusion is a policy matter - not prima facie evidence that all risks were not adequately considered.

X Your Board Recommends That You Vote “Against” Item 7.

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Our Commitment to EESG

We believe our success requires strong management and oversight of EESG matters, as well as transparency and accountability regarding where we need to improve and how we are going to succeed. We also believe staying true to our mission and core values means executing our corporate responsibility to pursue objectives and initiatives that positively impact our stakeholders.

The EESG priorities that are discussed in the introduction of this Proxy Statement comprise our corporate responsibility approach and also support the pillars of our company strategy. We strive to provide transparency, identify risks and opportunities, improve our performance and drive accountability in those core EESG areas, among others.

Our commitment to employees is an essential part of our EESG focus. Our people are the force that move our company forward – advancing our business strategy and driving EESG performance, so we can turn our vision and goals into a reality. As such, FirstEnergy has added “Employee” as the fourth pillar of its corporate responsibility framework. Moving employees to the forefront pays tribute to their role in executing FirstEnergy’s strategy and underscores the company’s commitment to building an inclusive, equitable, rewarding and safe work culture for everyone.

Human Capital Management

FirstEnergy strives to be the employer of choice in our operating areas, known for our diverse team, our culture of equity and inclusion and our dedication to helping our approximately 12,400 employees reach their full potential. We want our culture to empower employees to support our mission, build satisfying and engaging careers at FirstEnergy and drive our success.

Our core values – Integrity, Safety, DEI, Performance Excellence, and Stewardship are the foundation for how FirstEnergy operates, behaves and interacts every day. Our core values encompass what matters most at FirstEnergy. They identify the beliefs or ideals expected by everyone in the organization and guide the decisions made and actions taken. Built upon our core values, our talent management and total rewards processes are designed to attract, retain, focus, reward and develop a diverse and skilled workforce of high-performing employees and teams.

FirstEnergy’s financial and operational performance is the result of our employees’ efforts and behaviors. We aim to foster an environment where integrity and ethical behaviors are expected from all levels within the organization. By focusing not only on what we achieve, but how we achieve it, we build upon and support the Company’s mission to be a forward-thinking electric utility that is powered by a diverse team of employees committed to ethics and integrity and doing the right thing every time. Behaviors such as courage, accountability, customer focus, collaboration and trust are encouraged, and employees are accountable for making the right decisions and speaking up when something does not seem consistent with our core values or violates the FirstEnergy Code of Conduct.

Driving a Culture of Compliance and Integrity

Your Board has previously enhanced its oversight, including the formation of a Compliance Oversight Sub-committee of the Audit Committee – comprised entirely of independent directors – tasked with overseeing the assessment of the Company’s corporate compliance program and governance practices. The Audit Committee recently dissolved this sub-committee based on the progress on efforts to mature the ethics and compliance program and culture. The Audit Committee will continue to oversee the implementation of and enhancements to the Company’s corporate compliance program, structure and governance practices, with the goal of building a best-in-class culture of compliance. Key initial actions are designed to enhance our compliance program and include:

People: centralizing the compliance function with dedicated personnel

◾	Hiring Antonio Fernández as Chief Ethics and Compliance Officer, reporting administratively to the Chief Legal Officer, and reporting to the Audit Committee

◾	Implementing a dedicated corporate ethics and compliance office, with a diverse and multidisciplinary 21-person team

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◾	Establishing an ethics and compliance steering committee, Integrity Liaison Program and Integrity Council

Processes: enhance compliance standards, policies, and procedures, focusing on

◾	Concern Management

◾	Political and charitable donations

◾	Interactions with government officials

◾	Third-party management

◾	Financial controls and approval authorities

Reporting: enhance feedback opportunities from employees to the Board and back

◾	Multiple channels of reporting and transparency in process

◾	Communicate compliance updates through regular cadence of newsletters, updates on the Company Intranet, townhalls, etc.

◾	Concern Management training for leaders and employees

Benchmarking: metrics to measure program

◾	Data analytics and trend or issue spotting

◾	Continuous improvement and sustainability through regular assessments

◾	Department of Justice hallmarks for an effective compliance program

Safety

Safety is a core value of FirstEnergy. FirstEnergy employees have the power and responsibility to keep each other safe and eliminate life-changing events, which are injuries that have life-changing impacts or fatal results. Safety metrics, such as injuries that result in days away or restricted time and life-changing events, are regularly monitored, internally reported, and are included in our annual incentive compensation program to reinforce that a safe work environment is crucial to FirstEnergy’s success. FirstEnergy has shifted its focus from achieving low OSHA rates to proactively identifying and mitigating life-changing event exposure. This shift in focus strengthens FirstEnergy’s safety-first culture by aligning our leadership around the same goal and driving safer decisions from an engaged workforce who puts safety first. FirstEnergy continues to embed its “Leading with Safety” learnings and experiences and continues to enhance and reinforce leader and employee safety training and exposure control concepts to improve job site exposure identification, communication and mitigation to prevent life changing events. Further, FirstEnergy continues to expand its “Leading with Safety” experiences with its employees to achieve excellence in personal, contractor and public safety.

Workplace Flexibility

FirstEnergy is committed to supporting employees’ work/life balance by providing flexible work arrangements for many of its employees, and encouraging career growth as well as personal balance. In Fall 2022, FirstEnergy formally adopted guidelines to facilitate flexible work arrangements for eligible full-time and part-time non-bargaining employees. Flexible work arrangements, like permitting certain employees to work from alternate locations or to begin and end work at variable times, offer a variety of approaches to the way employees work. These approaches can help employees achieve their priorities and meet customer and business needs while promoting enhanced convenience and balance between work and personal commitments.

Diversity, Equity and Inclusion

DEI is a core value that positions us to deliver better service to customers, strengthen our operational performance and create an inclusive work environment where employees feel valued and respected. Our DEI strategy aligns around three pillars:

◾	Building a diverse workforce for the future that reflects the communities we serve

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◾	Advancing our culture of inclusion and belonging

◾	Partnering so our communities can grow and thrive

FirstEnergy is committed to advancing DEI in our workplace. Here are some of the highlights:

Currently, we have a 14-member DEI Council focused on enhancing workforce diversity, creating an inclusive work environment, and providing oversight and guidance for FirstEnergy’s integrated DEI strategy. The DEI Council is comprised of various levels of leaders in the organization; five of which are our most senior leaders including our Interim CEO; SVP & Chief Legal Officer (DEI Chairperson); SVP, Chief Human Resources Officer & Corporate Services; SVP, Operations; and SVP, Customer Experience. We also recently developed FirstEnergy Utilities Operations DEI Council focused on DEI related strategy and initiatives specific to operations employees including a large represented physical work group.

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With a commitment from top leadership over the last several years, we moved our DEI efforts forward by building within our culture:

1	A cross-functional DEI Working Group to develop enterprise-wide action plans and oversee DEI activities across the organization	2	DEI Implementation Teams, consisting of over 250 employees, in each business unit to effectively implement actions tailored to each group’s unique needs

3	Employee Business Resource Groups (“EBRGs”) consisting of approximately 2,700 members to help celebrate our differences and support our recruiting, retention, community and employee development efforts	4	An annual employee engagement survey measuring the connection employees have toward the work, team and organization and examining the factors that influence it

5	Ongoing training, education and dialogue forums on a variety of DEI topics for employees and leaders	6	Continuing to enhance transparency of DEI data, talent processes and measurement of progress in an annual publication to all employees

7	A recruiting strategy that leverages an FE Ambassador Network of over 450 employees to help build a diverse talent pipeline and attract top talent

Through our core values of DEI and stewardship, we believe we can positively impact our customers, communities and other stakeholders, and strive to protect the environment. Stewardship is about putting the needs of our customers, communities and each other first and a commitment to minimizing the environmental impact of our operations. By doing this, we seek and listen to feedback and focus on understanding the needs of our internal and external customers. We also actively support development initiatives that enrich and strive to create equity in our communities.

49	FIRSTENERGY CORP.

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Workforce Pay Equity and Compensation

FirstEnergy’s total rewards program is designed to attract, motivate, retain and reward employees for their role in the success of FirstEnergy. The base pay program is designed to provide individual base pay levels that balance an employee’s value to FirstEnergy with comparable jobs at peer companies. FirstEnergy is committed to ensuring that our internal policies and processes support pay equity, which was confirmed in a third-party review of our practices in 2019 and continues to be part of our normal ongoing process. Our internal processes ensure pay equity considerations are part of our normal ongoing process. The annual incentive compensation program is designed to reward the achievement of near-term corporate and business unit objectives. Additionally, FirstEnergy’s long-term incentive compensation program is designed to reward eligible executives for FirstEnergy’s achievement of longer-term goals intended to drive shareholder value and growth. In addition to base pay and incentive compensation plans, FirstEnergy offers a comprehensive benefits program, including a 401(k) savings plan and a defined benefit pension plan.

Employee Growth and Development

We believe understanding our rapidly changing industry and our Company strategy is key to our employees’ abilities to support our mission and meet our customers’ evolving needs. We are committed to preparing our high-performing workforce for the future and helping employees reach their full potential. We provide employees with opportunities to develop their skills and competencies and prepare our emerging leaders for expanded responsibilities. Our career management process requires that employees put an

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intentional focus on their development and identify development plans that support their ability to learn and grow in their current roles and to help prepare for future opportunities. We provide tools, programs and resources to support employees in owning their careers and development. As an example, in 2022, we launched a Talent Management Transparency education series to help employees understand our hiring, performance management and succession planning processes in support of their development.

Toward that end, we are actively engaged in the following initiatives:

Talent Management

We have robust processes to support recruiting, career management, succession planning, and employee and leadership development. We focus on transparency, consistency and inclusivity in all of our talent processes. We enhanced our diversity recruiting practices and use labor market availability data to guide our sourcing and recruitment efforts, requiring expanded racial/ethnic diversity on the candidate slates for a broader range of positions. Through our FirstEnergy Ambassador Network, we have increased investment in outreach and support to programs, schools and organizations that provide a pipeline of diverse talent and position FirstEnergy as an employer of choice including $200,000 earmarked to support organizations that focus on racially/ethnically diverse talent.

◾  We have trained over 400 hiring champions and experts across FirstEnergy to participate in diverse interviewing panels and follow a rigorous, behavior-based interview process tied to critical competencies and behaviors that ensures unbiased selection of the best candidate.

◾  This transparency fosters a more robust exchange of information and feedback between employees and leaders and promotes a clearer understanding of career management and development opportunities. Meaningful conversations between leaders and their employees empower employees to take ownership of their careers, build trust, and lead to a more inclusive workplace.

◾  We demonstrated continued agility by successfully facilitating our leadership training programs, talent reviews, recruiting, co-op/intern program and onboarding processes in virtual formats supporting our continued commitment to a more flexible and inclusive work environment.

Mentoring Program

We expanded our mentoring program, which is available to all non-physical workers, by encouraging all high performing, high potential racially/ethnically diverse talent to participate in support of their ongoing development.

◾  This program provides the ability for employees to select a mentor from across the organization. It enhances learning, teamwork and collaboration throughout FirstEnergy, cultivates an environment for professional growth and encourages leaders to guide and prepare colleagues.

◾  Our mentoring program supports the development and retention of employees, increases job satisfaction for mentees and mentors, and facilitates skill and knowledge-sharing across the Company. Since its inception, over 500 people have participated in the formal program, and it continues to grow.

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Employee & Leadership Development

We offer multiple leadership and employee development experiences aligned to our core values to build a highly qualified, engaged and diverse leadership pipeline.

◾  Our New Supervisor and Manager Program (“NSM”), designed to provide consistent training and development to new FirstEnergy leaders, graduated 85 participants in 2022. The NSM program has now graduated over 2,400 leaders since its inception in 2008.

◾  The Experienced Leader Program (“ELP”) bridges the development between new supervisors and managers and senior executives by providing development for experienced manager and director-level employees. Through this program, we equip our leadership with the tools to coach and support their teams and ultimately drive FirstEnergy’s long-term success. Since launching ELP in 2020, we have completed three cohort-based programs with more than 75 participants.

◾  In 2022, we launched the inaugural offering of the Aspiring Leader Program tailored for top talent, individual contributors who are ready near-term for a leadership role. This virtual program provides interactive, cohort-based learning sessions on fundamental leadership development topics to prepare participants for a future leadership role.

◾  The Educate to Elevate program provides a pathway to secondary education for employees seeking a 2-or 4-year college degree and is now operational across the FirstEnergy footprint. For the Fall 2022 semester, 46 employees are enrolled to pursue an associate and/or bachelor’s degree.

◾  External partnership with the Center for Creative Leadership® and BeingFirst® for senior and executive leadership development.

Workforce Development

We are piloting different apprenticeship models for lineworker and substation electrician positions that will strengthen FirstEnergy’s competitive edge in obtaining high-quality employees.

◾  We continue to identify opportunities to establish community partnerships, which help us recruit a more diverse candidate pool in support of FirstEnergy’s value of Diversity, Equity, and Inclusion. As these partnerships mature both the organizations and FirstEnergy will be able to meet mutually beneficial objectives that serve the greater community.

Climate Strategy and Oversight

At a high level, our Climate Strategy consists of two major efforts: reducing GHG emissions and enabling the energy transition to a low-carbon future.

Importantly, our Climate Strategy is a key component of our company strategy. That alignment means efforts to implement and execute our Climate Strategy also support and advance our company strategy. Additionally, it means FirstEnergy is well-positioned to strategically consider climate-related risks and capitalize on opportunities that emerge in the energy transition.

Reducing GHG Emissions to Achieve Carbon Neutrality by 2050	Enabling the Energy Transition to a Low-Carbon Future

Transitioning away from our two regulated coal plants by 2050	Protecting and enhancing the transmission system to support grid reliability and enable increased renewables and other clean energy trends

Reducing SF6 emissions from transmission equipment	Building the technologically advanced distribution grid of the future by implementing grid management solutions, smart meters, automation, EV charging infrastructure and other emerging technologies

Electrifying our vehicle fleet	Being innovative and forward-thinking with our coal generation fleet as we explore opportunities to incorporate renewable resources and implement emerging technologies

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Climate Strategy Oversight

FirstEnergy’s Board of Directors provides oversight and guidance on EESG topics, including climate change. The Board has five standing committees that, through their respective oversight responsibilities, assist in guiding FirstEnergy’s Climate Strategy and related efforts. The Corporate Governance, Corporate Responsibility and Political Oversight Committee has general responsibility for oversight of EESG matters and receives climate-related updates at its meetings. In coordination with the Corporate Governance, Corporate Responsibility and Political Oversight Committee, the Operations and Safety Oversight Committee reviews and monitors environmental-related strategies, initiatives and policies, including in the area of climate change. The Finance, Audit and Compensation Committees also provide specific oversight of EESG matters that fall within the scope of responsibilities set forth in each of their charters. Please see the company’s Climate Report for additional climate-related board oversight information: https://fecorporateresponsibility.com/content/dam/investor/files/climate-report.pdf.

At the management level, responsibilities for climate matters are spread across the company’s five organizational pillars – Finance & Strategy, Customer, Operations, Legal, and Human Resources & Corporate Services. Cross-functional management-level committees – including the Corporate Responsibility Steering Committee and its Climate Subcommittee – are designed to bring relevant leaders together to help ensure FirstEnergy is advancing climate action in alignment with our corporate strategy, identifying and managing climate risks, capitalizing on energy transition opportunities, and providing transparency through disclosure efforts. Visit our Climate Report for more information on these management-level committees: https://fecorporateresponsibility.com/content/dam/investor/files/climate-report.pdf .

Climate Risk Oversight

The full Board provides oversight of risk management practices, reviews material company risks – including the climate-related ones – and helps ensure processes are in place to support a strong risk management culture. In addition, the Board’s Audit Committee oversees the Enterprise Risk Management (ERM) program and process for identifying, assessing, managing and monitoring enterprise risks; ensures risks are appropriately communicated with the Board and its committees; oversees enterprise risks and corresponding control and mitigation steps related to the committee’s specific responsibilities; and annually reviews the risk management governance, guidelines, policies and procedures.

At the management level, the head of our risk management group provides executive-level oversight of day-to-day risk management efforts and prepares enterprise-wide risk management reports for presentation to the Audit Committee and the full Board. In addition, a management-level Enterprise Risk Management Committee provides oversight and monitoring to help ensure that appropriate risk policies and management processes are established and executed.

Climate risks are integrated into our ERM process much like any other enterprise risk. FirstEnergy’s current material climate risks are identified and discussed in our Annual Report on Form 10-K. To read more about FirstEnergy’s risk management oversight and the ERM program and process, including the integration of climate risks, please see the Corporate Responsibility website and our Climate Report.

Political and Public Policy Engagement

As a utility obligated to provide reliable and affordable power to customers, FirstEnergy has a legitimate stake in public policy outcomes and a responsibility to advocate for public policy issues that impact the company and its stakeholders. We have continued to reshape our approach to political and public policy engagement in the past year, ensuring closer alignment to our strategic goals and core values. This enhanced approach also includes more robust oversight and disclosure of the Company’s advocacy going forward. We engage thoughtfully and responsibly as we advocate for our interests and attempt to effect positive change for the customers and communities we serve. Our Political & Public Engagement Policy guides that principled engagement by providing strong, clear expectations for the Company, its directors, officers, employees and those acting on the Company’s behalf. In addition, in conjunction with the responsibilities of the full Board, the Corporate Governance, Corporate Responsibility and Political Oversight Committee Charter includes robust oversight requirements of the Company’s Political and Lobbying Action Plan.

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Physical Security and Cybersecurity

FirstEnergy is committed to protecting its employees, customers, facilities, and the ongoing reliability of its electric system. We work closely with state and federal agencies and our peers in the electric utility industry to identify physical and cybersecurity risks, exchange information, and put safeguards, including training, in place to comply with strict reliability and security standards. From a security standpoint, the electric utility sector is one of the most regulated industries. We have comprehensive cyber and physical security plans in place, but we do not publicly disclose details about these measures that could aid those who want to harm our customers, our employees, or our assets.

Your Board has identified cybersecurity as a key enterprise risk and prioritizes the mitigation of this risk. Your Board receives cybersecurity updates at each of its regularly scheduled meetings. The Operations and Safety Oversight Committee reviews our cybersecurity risk management practices and performance, primarily through reports provided by management, including the Chief Information Security Officer. The Operations and Safety Oversight Committee also reviews and discusses with management the steps taken to monitor, control, and mitigate such exposure, and oversees audits of the cybersecurity program. Among other things, these reports have focused on incident response management and recent cyber risk and cybersecurity developments.

Both cyber and physical security enhancements are also a key component of FirstEnergy’s Energizing the Future transmission investment program. The Company invests heavily in sophisticated and layered security measures that use both technology and physical barriers to protect critical transmission facilities and our digital communications networks. In 2022, your Company did not experience any material breaches due to cybersecurity threats.

Unrelenting Customer Focus

We recognize that our more than 6 million utility customers depend on us to provide the reliable energy they need every day of the year. One of the ways we hold ourselves accountable for service reliability is by including metrics – distribution System Average Interruption Duration Index (SAIDI) and Transmission Outage Frequency (TOF) –in our key performance indicators (KPIs). We also set longer-term goals to drive improvement. We are targeting a 20% reduction in transmission outage frequency on 100 kV-and-above lines by 2025, compared to our 2019 baseline. On the distribution side, we’re targeting a 5%, or nine-minute, reduction in the duration of service interruptions by 2025, compared to our 2019 baseline.

We are building a culture with FE Forward that helps us to maintain a strategic and unrelenting focus on our customers. Through FE Forward, we are putting the customer experience at the center of all we do and developing and implementing improvements designed to create a more modernized and effortless customer experience. This includes delivering a superior customer experience today, anticipating customer expectations, and getting ahead of market demands in the future.

Community Vitality

The FirstEnergy Foundation invests in nonprofit organizations to enable positive, sustainable changes that strengthen the communities we serve. The Foundation’s priorities range from supporting key safety initiatives and promoting workforce and economic development to improving social and cultural aspects of our region. As an overarching priority in line with our companywide focus on DEI, the Foundation also supports organizations and initiatives that serve diverse populations and enhance inclusion.

Our corporate giving strategy also focuses on initiatives that parallel our business interests, while helping our communities and the people who live in them achieve greater success. Whether directed to the United Way or local foodbanks, our corporate contributions and philanthropic outreach support organizations and projects dedicated to improving the environmental, economic, social, educational and cultural aspects of our communities.

We are also committed to supporting employee volunteerism through a robust Employee Volunteer Program and the long-term economic health of the communities we serve through development initiatives that create jobs, support local suppliers and attract new businesses throughout our service area.

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EESG Oversight and Management

Board and executive-level oversight of these EESG topics and other governance topics discussed throughout this Proxy Statement is vital to our commitment to corporate responsibility and our Company’s success.

FirstEnergy’s Board committees each provide oversight and guidance on distinct employee, environmental, social and governance related topics. For a breakdown of their EESG oversight responsibilities, please review the committee charters (www.firstenergycorp.com/charters) and visit the Board Governance page of our Corporate Responsibility website (www.fecorporateresponsibility.com). In addition to these EESG oversight roles and responsibilities, our Corporate Responsibility Department, senior leadership-level Corporate Responsibility Steering Committee, management-level Climate Subcommittee, and Corporate Governance, Corporate Responsibility and Political Oversight Committee of the Board work to ensure the transparency and accountability of FirstEnergy’s EESG efforts and continuously strive to improve our EESG performance across the Company.

EESG Accountability and Transparency

FirstEnergy is committed to providing stakeholders with information about our corporate responsibility approach and EESG initiatives and performance. As part of our commitment to transparency and accountability, we have a dedicated Corporate Responsibility website, which details FirstEnergy’s progress on EESG-related topics. Information on our website, including with respect to our corporate responsibility and EESG initiatives and performance, does not constitute part of (and shall not be deemed incorporated by reference into) this Proxy Statement or any other document we file with the SEC. We also are working toward disclosing EESG information in alignment with leading sustainability reporting frameworks, including the Sustainability Accounting Standards Board, Taskforce on Climate-Related Financial Disclosures, Global Reporting Initiative and Edison Electric Institute ESG/Sustainability Template.

Setting goals and disclosing our progress are also critical parts of demonstrating transparency and accountability on EESG matters. Our companywide goals, available on our Corporate Responsibility website, are designed to prepare us to meet our customers’ future energy needs and move us closer to our vision for a more resilient, innovative, diverse and sustainable FirstEnergy.

In addition, our annual key performance indicators (KPIs) that make up our Short-Term Incentive Program for employees also have strong ties to EESG. Our KPIs measure performance and improvement in areas that are high priorities for the Company and critical to our continued success. Among others, those areas include customer reliability, customer service, environmental protections, safety and diversity, equity and inclusion. These incentive-based KPIs support our commitment to strong EESG performance.

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Executive Compensation

Compensation Committee Report

The Compensation Committee reviewed and discussed the CD&A with management and based on such review and discussions, the Compensation Committee recommended to your Board that the CD&A be included (or incorporated by reference, as applicable) in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and this Proxy Statement.

Compensation Committee: James F. O’Neil III (Chair), Steven Demetriou, Lisa Hicks, Paul Kaleta, and Sean Klimczak.

Compensation Discussion and Analysis

Introduction

This CD&A provides an overview of the Company’s strategy and performance, shareholder engagement process, 2022 executive compensation programs and decisions, and current expectations for the 2023 executive compensation programs. This CD&A focuses on the compensation of our NEOs, who are as follows, for fiscal year 2022:

Named Executive Officer	Current Title
John W. Somerhalder II	Chair of the Board and Interim President and CEO
K. Jon Taylor	Senior Vice President, Chief Financial Officer (“CFO”) and Strategy
Samuel L. Belcher	Senior Vice President, Operations
Hyun Park	Senior Vice President, Chief Legal Officer (“CLO”)
Christine L. Walker	Senior Vice President, Chief Human Resources Officer (“CHRO”) & Corporate Services
Steven E. Strah	Former President and CEO

Key Executive Officer Transitions and Appointments

Mr. Somerhalder has served as Chair of the Board since May 2022 and had previously served as Vice Chair and Executive Director from March 2021 to May 2022. On September 15, 2022, the Board appointed Mr. Somerhalder to serve as Interim President and CEO, effective as of September 16, 2022, while continuing to serve in his role as Chair of the Board. Mr. Somerhalder’s appointment followed the decision of Mr. Strah to retire as the President and CEO.

The table below details Mr. Somerhalder’s different roles throughout 2022 as well as the target total compensation (on an annualized basis) and realized compensation of each role:

Title	Dates Served During 2022	2022 Annualized Base Salary	2022 Target Opportunity STIP (% of Base Salary)	2022 Target Opportunity LTIP Awards (% of Base Salary)	2022 Other Equity Opportunity (% of Base Salary)(2)	Annual Retainer and Chairman Fee	2022 Annualized Target Total Compensation	2022 Realized Compensation(3)

Vice Chair and Executive Director	1/1-5/20	$750,000	100%	N/A	334%	N/A	$4,005,000	$2,185,759

Chair of the Board(1)	5/21-9/15	N/A	N/A	N/A	N/A	$512,500	$512,500	$166,002

Interim President and CEO	9/16-12/31	$1,250,000	125%	N/A	576%	N/A	$10,012,500	$758,970

(1) Following Mr. Somerhalder’s appointment as non-independent Chair of the Board, the Board approved compensation of an additional $250,000 retainer ($150,000 in cash and $100,000 in equity) for Mr. Somerhalder’s service as Chair of the Board, effective May 21, 2022, in addition to the $250,000 ($275,000, effective July 1, 2022) annual retainer payable under our standard fee structure for non-employee directors. Mr. Somerhalder continued to serve as Chair of the Board after September 16, 2022; however, he is no longer entitled to compensation for the role of non-independent Chair of the Board for the period he serves as Interim President and CEO. See the “Director Compensation in Fiscal Year 2022” section for more details.

(2) For more information on Mr. Somerhalder’s 2022 Other Equity Opportunity, refer to the “Performance-based and Time-based Equity Award for Mr. Somerhalder” section.

(3) For more information on how we calculate Realized Compensation, and for details about the 2022 Realized Compensation of our other NEOs, refer to the “Realized Compensation” section.

2023 PROXY STATEMENT	56

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Upon Mr. Strah’s retirement, Mr. Strah’s outstanding incentive awards were prorated according to their original terms, and he did not receive severance benefits or accelerated vesting of any incentive awards, or any enhanced compensation. Mr. Strah commenced his qualified pension subject to the early retirement reduced benefit. Upon his retirement and per Company policy for all employees, Mr. Strah received a payout of his banked and frozen vacation earned prior to 2008 and based on the effective pay rate as of December 31, 2008, when FirstEnergy’s vacation policies were revised, and employees and executives could no longer accumulate banked vacation. For more information, refer to the Departed NEO section.

Additional Information

This CD&A uses certain capitalized terms, which are defined in the Glossary of Terms, beginning on page 82. In general, we use the term “CEO” in this CD&A to refer to the individual serving as our Chief Executive Officer. For 2022, that included Mr. Strah in his role as President and CEO through September 16, 2022, and Mr. Somerhalder in his role as Interim President and CEO beginning September 16, 2022. In addition, certain of the performance incentive metrics discussed and utilized in measuring pay-for-performance are based on non-GAAP figures, and the definitions for those metrics in the Glossary of Terms explain the calculation methodology to the closest GAAP measure. The Compensation Committee believes that using such non-GAAP metrics best aligns NEO incentive opportunity with Company performance, which directly supports long-term shareholder value. Use of such non-GAAP metrics are helpful to understand and evaluate performance trends when assessing pay-for-performance and are aligned with key aspects of the Company’s financial performance disclosures.

57	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

CD&A Quick Reference Guide

Key Sections	Core Topics	Page

Executive Summary	◾ Executive Summary ◾ Shareholder Engagement and Say-on-Pay Results ◾ Our Responses to Shareholder Feedback	59

Governance of Our Executive Compensation Programs	◾ Compensation Philosophy ◾ What We Do and Don’t Do ◾ Role of our Compensation Committee, Management and Compensation Consultant ◾ Benchmarking	61

Components of Total Direct Compensation Programs

◾  Key Elements of 2022 NEO Compensation

◾  Compensation Mix

◾  Target Compensation (Base Salary + Target Incentive Compensation)

◾  Incentive Compensation Programs

◾  STIP

◾  KPIs and Weightings for STIP

◾  LTIP (other than Mr. Somerhalder)

◾  Performance-based and Time-based Equity Award for Mr. Somerhalder

◾  Incentive Compensation Payouts for 2022

◾  STIP Payout

◾  LTIP Payouts (for NEOs other than Mr. Somerhalder)

◾  Award Vesting for Mr. Somerhalder

◾  Award Vesting for Ms. Walker

◾  Outstanding Award Cycles (2021-2023 and 2022-2024)

◾  Realized Compensation

◾  Current Expectations for 2023 Incentive Plan Design and NEO Compensation

		66

Other Compensation Policies and Practices	◾ Retirement Benefits, Executive Deferred Compensation Plan (“EDCP”), Personal Benefits and Perquisites ◾ Severance Benefits Upon an Involuntary Separation, and Change in Control (“CIC”) Plan ◾ Share Ownership Guidelines ◾ Hedging Policies ◾ Clawback Policy ◾ Risk Assessment of Compensation Programs	76

CD&A Glossary of Terms	◾ Key Terms and Definitions	82

2023 PROXY STATEMENT	58

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Executive Summary

We have made significant progress to strengthen our financial profile and revitalize our corporate culture while optimizing our performance through customer-centered investments in innovation and technology. These efforts, together with our strong regulated growth strategy, are positioning FirstEnergy as a premier electric company with sustainable, long-term growth. Recent highlights include:

◾	In February 2023, we announced a $3.5 billion equity capital agreement to further enhance our financial position and support sustainable, long-term growth.

◾

We aligned and centralized our organization through the transition to a 5-state operating model, we are investing in new technology to enhance and streamline the customer experience, and we’re modernizing the way we work to improve productivity and optimize decision making.

◾	We continue emphasizing an unwavering commitment to compliance, ethics, integrity and accountability across all levels of the Company while cultivating a speak-up culture that empowers employees.

We are on the right path for long-term stability and success as a leading electric company. We intend to build on our positive momentum as we continue strengthening our foundation, driving a customer-centered focus and enabling the clean energy transition.

Shareholder Engagement and Say-on-Pay Results

Our Board and management are committed to engaging our shareholders and soliciting their perspectives on key performance, compensation and governance issues. Consistent with prior years, select board members and management representatives conducted extensive outreach ahead of the filing of this Proxy Statement. Through this outreach, we have not received shareholder concerns regarding the Company’s Say-on-Pay or general executive compensation matters, and the Company continues to design its programs consistent with shareholder feedback.

Our 2022 Say-On-Pay vote successfully passed with over 95% support, which we consider to be a strong endorsement of our pay practices and is consistent with the vote results in 2021 of over 96% approval. In 2022, we maintained the same general structure and design for our NEO incentive compensation plans and programs with few modifications. In an effort to improve the relationship between pay and performance, better tie our executive compensation programs to our business strategies, and drive the right executive behaviors, we periodically make incentive design adjustments to FirstEnergy’s incentive programs. While the 2022 design and goals of our short-term incentive compensation program has a similar structure to that of prior years, our long-term incentive compensation program for 2022 maintained the Cumulative Operating EPS metric (increasing the weighting from 50% to 65%) while eliminating Average Capital Effectiveness metric and replacing it with a standalone Relative TSR metric, weighted at 35%. This design change simplifies the structure of the plan, enhances the link to shareholder value and is similar to the approach used by our utility peer companies.

59	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Our Responses to Shareholder Feedback

Shareholder Feedback	Actions

Shareholders want pay-for-performance alignment; metrics should drive Company strategy and long-term shareholder value

◾  Programs linked to key drivers of shareholder value:

◾  STIP tied to a funding “gate” based on Operating Earnings;

◾  LTIP tied to Operating Earnings per Share (“Operating EPS”) and Relative TSR, both of which are strong indicators of shareholder value in the utility industry; and

◾  External segment reporting is consistent with the internal financial reports to regularly assess performance of the business and allocate resources;

◾  LTIP includes a TSR cap (if absolute TSR is negative over the three-year LTIP period, the payout will be capped at 100%); and

◾  Maintained current cap on STIP and LTIP (maximum payout 200%), and decreased the threshold payout opportunity level from 50% to 25% of target in the LTIP. These payout opportunity levels are consistent with market practices and further align the incentive program with that of your Company’s peers.

Shareholders prefer performance-based vs. time-based awards	◾ 100% performance-based LTIP, a leading practice compared to your Company’s peers.

Shareholders prefer 3-year cumulative vs. successive annual performance periods for the long-term incentive plans

◾  LTIP includes 3-year cumulative goals focused on an Operating EPS KPI and 3-year Relative TSR measured against the S&P 500 Utility Index;

◾  Maintained an absolute TSR cap; and

◾  Maintained LTIP design with cumulative metrics.

Goals need to be set rigorously and the process needs to be transparent

◾  Maintained additional stretch-level performance measure through goal setting process. As an example, in the 2022 STIP, to achieve maximum payout, we required performance above the top end of fiscal year 2022 guidance as disclosed in November 2021;

◾  Established performance levels to align pay opportunity with performance; and

◾  Established goals with detailed reconciliations following an independent assessment of the rigor of incentive compensation performance goals for their reasonableness and competitiveness.

STIP and LTIP metrics should be relevant to the business and not overlapping

◾  STIP incorporates financial Operating Earnings and cash flow goals, operational goals, safety goals, and DEI goals; and

◾  LTIP incorporates 3-year Cumulative Operating EPS growth and Relative TSR goals to reward the achievement of longer-term goals and to drive shareholder value.

2023 PROXY STATEMENT	60

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Governance of our Executive Compensation Programs

Compensation Philosophy

The primary objectives of our executive compensation programs are to:

◾

Attract, retain, focus and reward our talented and diverse executive team who drive our success in the highly complex utility industry by offering overall competitive total compensation for our executives;

◾	Reflect our collective commitment to ensuring that we conduct business with integrity, help all employees do the right thing and treat our coworkers and communities with the respect we all deserve;

◾	Promote the long-term financial health of the business, and the creation of value for the sustained benefit of shareholders, by emphasizing long-term incentives in the pay mix;

◾

Seek to calibrate pay for performance to help ensure the interests of our executives and shareholders are aligned, such that 50th percentile compensation is realized for strong corporate performance, above 50th percentile compensation is realized for exceptional performance, and below 50th percentile compensation is realized for below expected performance;

◾	Tie executive awards to corporate results as well as to overall business unit performance to hold executives accountable for their areas of responsibility;

◾

Recognize individual contributions, including individual performance, experience, and future potential in determining actual pay levels to help ensure that the Company retains our most critical talent; and

◾	Conduct ourselves in a way that comports with standards of good governance, consistent with creating long-term value for shareholders, and encourages a culture of diversity, equity and inclusion.

61	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

What We Do and Don’t Do

We continually strive to make improvements to our executive compensation plans and programs. Below is a summary consistent with previous disclosures of what we do and don’t do with respect to executive compensation, the totality of which we believe aligns with the long-term interests of our shareholders and with commonly viewed best practices in the market:

WHAT WE DO

  Pay-for-performance

◾  LTIP(1) is 100% at risk, with no solely time-based vesting requirements

◾  STIP is 100% at risk

  Threshold and caps on incentive awards:

◾  Threshold financial performance hurdle for Operating Earnings must be achieved before any STIP award is paid

◾  Individual STIP awards capped at 200% (consistent with our peer companies)

◾  Individual LTIP awards capped at 200% (consistent with our peer companies) and capped at 100% if absolute Total Shareholder Return (“TSR”) over the performance period is negative

  Non-overlapping financial performance measures in our STIP and LTIP

  Combination of absolute and relative performance goals

  Robust stock ownership guidelines

  Clawback policy applicable to financial and reputational harm, and other detrimental activity

  Mitigate undue risk through compensation design, corporate policies, and effective governance

  Annual Say-on-Pay vote

  Double-trigger change in control (“CIC”) provisions

  Compensation Committee comprised of only independent directors supported by an independent compensation consultant

WHAT WE DON’T DO	No executive hedging or pledging is permitted No employment agreements No excise tax gross-up provisions for our NEOs No excessive perquisites

   No repricing of underwater stock options without shareholder approval – stock options are not currently used in plan design

   No payment of dividend equivalents on unearned awards

   No payment of cash severance benefits above 2.99x base salary and target STIP

(1) Excludes Mr. Somerhalder due to the interim status of his role. For more details see the “Performance-based and Time-based Equity Award for Mr. Somerhalder” section.

Role of our Compensation Committee, Management and Compensation Consultant

The Compensation Committee is responsible for overseeing executive compensation and making recommendations to the Board for establishing appropriate salary and incentive compensation for our executive officers, which includes our NEOs. The Compensation Committee oversees executive compensation in accordance with our compensation philosophy, which incorporates a consistent and uncompromising commitment to ethical conduct in all that we do, while also aligning our executives’ interests with Company and business unit performance, business strategies and corporate objectives, including EESG-related goals, and drivers for growth in shareholder value. The Compensation Committee is further responsible for administering our compensation plans in a manner consistent with these objectives. In this process, the Compensation Committee evaluates information provided by its independent compensation consultant and our CEO, as discussed below. Since December 2017, the Compensation Committee has engaged the services of Farient Advisors (“Farient”) as the Compensation Committee’s independent compensation consultant. The Compensation Committee reviews the mix and level of compensation by each component individually and in the aggregate. The Compensation Committee, using tally sheets and accumulated wealth summaries, also reviews current and previously awarded but unvested compensation.

2023 PROXY STATEMENT	62

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Management continually works to help ensure that high-performing, diverse leaders within the Company are appropriately recognized and considered during succession planning discussions. The Company’s talent philosophy is that all leaders, regardless of level, must demonstrate the ability to motivate future performance, be accountable for their behaviors and results, deliver results and enable employees to do their best every day. Executive succession is reviewed periodically by the CEO, the Senior Vice President and CHRO and Corporate Services, and the Compensation Committee. Executive succession plans are previewed by the Compensation Committee, as applicable, and with the full Board at its annual strategy retreat. With respect to our CEO’s compensation, the Compensation Committee also annually:

◾	Reviews, determines, and recommends to the Board the Company’s goals and objectives; and

◾

Makes compensation recommendations to the Board for its approval or ratification based upon the CEO’s performance, competitive compensation benchmarking survey data and the utility peer group proxy data.

The Compensation Committee and Board are responsible for establishing the compensation of the Company’s Section 16 Officers, including the NEOs, as well as the remaining most senior leaders. Neither the CEO nor any other NEO makes recommendations for setting their own compensation. The recommendation of the CEO’s compensation is determined in Compensation Committee meetings during an executive session and is presented to the independent members of your Board for review and approval. Annually, the Compensation Committee also reviews the goals and targets of the incentive compensation programs with a focus on setting challenging, but realistic, targets to drive performance and to improve shareholder value over the long term.

The CEO, with input from Human Resources, the non-independent Chair of the Board, and the Lead Independent Director (as applicable), typically makes recommendations to the Compensation Committee with respect to the compensation of the NEOs not serving on the Board of Directors. To the extent an NEO is also serving on the Board (“Executive Director”), the Compensation Committee makes recommendations to the independent directors regarding compensation of the Executive Director. The CEO possesses insight regarding individual performance, experience, future promotion potential, and intentions in retaining particular senior executives. The CEO presents his recommendations to the Compensation Committee for review. However, the Compensation Committee may modify or disregard the CEO’s recommendations. Farient, as discussed below, regularly provides market-level commentary and observations regarding compensation adjustments to the Compensation Committee.

The Compensation Committee engaged Farient to provide independent advice with respect to executive and director compensation and corporate governance matters related to executive compensation. The Compensation Committee relies on Farient’s expertise in benchmarking and familiarity with competitive compensation practices in the utility and general industry sectors. In addition, the Compensation Committee regularly requests advice from Farient concerning the design, communication, and implementation of our incentive compensation plans and other programs.

The services provided by Farient to the Compensation Committee in 2022 included:

◾

Review of our compensation philosophy, including the alignment of our executive compensation practices with our compensation philosophy and assessing potential changes to address trends in market practice and shareholder expectations;

◾	Review of our peer groups used for compensation benchmarking purposes for executives and directors;

◾	Independent review and assessment of the rigor of incentive compensation performance goals and the goal setting process, including:

◾	Evaluating historical and projected performance;

◾	Reviewing analyst estimates to understand external expectations;

◾	Analyzing historical and projected peer data; and

◾	Calculating the probability of achievement of targets to assess the competitiveness of goals;

◾	Analysis of competitive compensation practices for executives and directors within our peer groups;

◾	Review of the description of our executive compensation practices in our annual proxy statement and apprising the Compensation Committee of Farient’s recommendations and suggested changes;

◾	Review of share ownership guidelines;

63	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

◾	Review of all aspects of STIP and LTIP plan designs, including measures, weightings, leverage, and cash versus equity mix;

◾	Review of our current clawback policy and alignment with competitive practice and regulatory requirements;

◾	Review of CIC benefits to help ensure alignment with our compensation philosophy and competitive practice;

◾

Regularly informing the Compensation Committee of legislative and regulatory changes, market trends and current issues with respect to executive compensation, and educating members on our processes, plans and programs;

◾	Preparation for and attendance at all Compensation Committee meetings, including executive sessions, if applicable and as needed; and

◾	Ad hoc analysis and research for the Compensation Committee as requested and when necessary.

The Compensation Committee considered representations from Farient that they were an independent consultant and that they had no conflicts of interest. The Compensation Committee assessed the independence of Farient, as required by SEC and NYSE rules and requirements. The Compensation Committee also considered and assessed relevant factors that could give rise to a potential conflict of interest with respect to Farient and their work. Based on this review, the Compensation Committee is not aware of any conflict of interest that has been raised by the work performed by Farient.

Benchmarking

The Compensation Committee uses competitive benchmarking data to evaluate compensation practices and develop compensation recommendations for each of the NEOs. The Company uses a combination of a utility peer group and a general industry peer group to determine an overall competitive total rewards package. Employee and executive compensation, executive benefits and perquisites, broad-based benefits (retirement benefits, death benefits, long-term disability and health care) and director compensation are all benchmarked against the same peer groups. The Compensation Committee uses competitive “blended” market data (the average of the revenue-regressed 50th percentile of our utility peer group and general industry peer group, referred to as the “Blended Median”) to set compensation levels, to assist in determining any compensation adjustments and to assess the competitiveness of base salary, short- and long-term target incentive opportunities and total target compensation. The Compensation Committee considers a range of 80% to 120% of the Blended Median for each component of pay to be competitive for any covered individual.

For 2022, the general industry peer group is comprised of companies that are both larger and smaller than FirstEnergy by revenue size. The median revenue of the utility and general industry peer groups is aligned with FirstEnergy’s revenue of approximately $10.6 billion in 2022. The 2022 peer groups were based on the following criteria:

2023 PROXY STATEMENT	64

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Following the peer group review, Harley-Davidson, Howmet Aerospace and Progressive were removed from the general industry peer group for 2022 benchmarking as they have either not participated in external surveys for the past two years or they fell outside of the revenue screening criteria between 0.5x and 2.5x of FirstEnergy’s revenue of approximately $10.6 billion. Conversely, FirstEnergy added five companies to its 2022 general industry peer group that better fit the screening criteria (General Mills, International Paper Company, Kinder Morgan, Owens Corning, and Whirlpool). As a result, the peer groups for 2022 included the following 23 utility peer companies and 34 general industry peer companies:

2022 Utility Peer Group

AES CORPORATION AMEREN CORPORATION AMERICAN ELECTRIC POWER CO INC CENTERPOINT ENERGY INC CMS ENERGY CORP CONSOLIDATED EDISON, INC DOMINION ENERGY, INC DTE ENERGY COMPANY	DUKE ENERGY CORPORATION EDISON INTERNATIONAL ENTERGY CORPORATION EVERSOURCE ENERGY EXELON CORPORATION NEXTERA ENERGY, INC NISOURCE INC NRG ENERGY, INC	PG&E CORPORATION PPL CORPORATION PUBLIC SERVICE ENTERPRISE GROUP SEMPRA ENERGY SOUTHERN COMPANY WEC ENERGY GROUP XCEL ENERGY INC

2022 General Industry Peer Group

AIR PRODUCTS & CHEMICALS INC

ALCOA CORPORATION

AUTOMATIC DATA PROCESSING INC

BALL CORPORATION

BORGWARNER INC

CAMPBELL SOUP COMPANY

CONAGRA BRANDS, INC

EASTMAN CHEMICAL COMPANY

EATON CORPORATION

FORTUNE BRANDS HOME & SECURITY, INC

GENERAL MILLS, INC.

HANESBRANDS, INC

HONEYWELL INTERNATIONAL INC

HORMEL FOODS CORPORATION

INTERNATIONAL PAPER COMPANY

KELLOGG COMPANY

KINDER MORGAN, INC.

L 3 HARRIS TECHNOLOGIES, INC

MASCO CORPORATION

ONEOK INC

OWENS CORNING

PARKER HANNIFIN CORP

PPG INDUSTRIES INC

PVH CORP

ROCKWELL AUTOMATION, INC

STANLEY BLACK & DECKER, INC

TEXTRON INC

THE CLOROX COMPANY

THE ESTEE LAUDER COMPANIES INC

THE GOODYEAR TIRE & RUBBER CO

THE HERSHEY COMPANY

THE SHERWIN WILLIAMS COMPANY

V.F.CORPORATION

WHIRLPOOL CORPORATION

In December 2021, at the Compensation Committee’s request, Farient collected benchmark compensation data for our peer companies based on Willis Towers Watson executive surveys and AonHewitt’s Total Compensation Measurement database, and determined that our executives’ total direct compensation, in the aggregate, continues to be positioned at approximately the 50th percentile of the market. The total compensation for our NEOs (excluding Mr. Somerhalder due to the interim status of his roles in 2022), in the aggregate, was approximately 97% of the Blended Median, which is within the established competitive range of 80% to 120%.

65	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Components of Total Direct Compensation Programs

Key Elements of 2022 NEO Compensation

The key elements of our NEO compensation program to attract, retain and motivate key executive leaders are described below:

Element	Description	Key Characteristics and Considerations

Base Salary	FIXED CASH Bi-weekly, fixed cash compensation designed to reward past performance and motivate strong performance in the future

◾  The Compensation Committee uses the Blended Median to set base salary levels and assist in determining any adjustments

◾  Other factors including individual experience, performance, impact by role, and recent compensation adjustments for the NEO are also considered

◾  The Compensation Committee, CEO and Board annually review each NEO’s base salary (excluding Executive Directors whose compensation is reviewed by independent directors of the Board)

Short-Term Incentive Program (STIP)

VARIABLE CASH

COMPENSATION

Designed to reward

the achievement of

near-term corporate

and business
unit objectives
based on financial,
operational, safety

and DEI performance

measures, including EESG-related goals

◾  The Compensation Committee uses the Blended Median to set target opportunity levels

◾  Completely at-risk compensation and 100% performance-based

◾  Payouts may range from 0% to 200% of target opportunity levels

◾  For 2022, the STIP goals included:

–  Financial: Operating Earnings and Company cash flow performance

–  Operational: Includes a mix of customer, reliability and environmental operating metrics

–  Safety: Includes Life Changing Events (“LCEs”) and Days Away/Restricted or Job Transfer Rate (“DART Rate”)

–  DEI: Includes metrics for diverse succession planning, diverse hiring, and percentage of “agree” and “strongly agree” responses on the Employee Engagement Survey inclusion index

–  Ethics and Compliance Modifier: Serves as a negative modifier at the individual level, with downward adjustments only, that can be up to 100%

◾  A threshold financial performance hurdle must be reached based on Operating Earnings (as defined below in the “CD&A Glossary of Terms” section)

◾  Weighted 60% for corporate financial performance and 40% for operational performance, including safety and DEI

Long-Term Incentive Program (LTIP)(1)	VARIABLE EQUITY COMPENSATION Designed to reward the achievement of longer-term goals and drive shareholder value and growth

◾  The Compensation Committee uses the Blended Median to set target opportunity levels

◾  Completely at-risk compensation and 100% performance-based

◾  Payouts may range from 0% to 200% of target opportunity levels

◾  Comprised entirely of performance-adjusted RSUs with 2/3 of the earned award payable in stock and 1/3 of the earned award settled in cash

◾  The 2022-2024 cycle of the LTIP will vest, if at all, after a three-year performance period based on the achievement of two financial KPIs measured over the performance period:

–  Operating EPS Growth (cumulative) weighted at 65%

–Relative TSR weighted at 35%

– Includes a payout cap (100% target) if absolute TSR is negative over the three-year performance period

(1) Mr. Somerhalder does not participate in the LTIP. For more details see the next page as well as the “Performance-based and Time-based Equity Award for Mr. Somerhalder” section.

2023 PROXY STATEMENT	66

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Compensation Mix

We review our compensation philosophy, pay mix and pay vehicles for our NEOs annually to help ensure that they support our strategy and align with shareholder interests. The Compensation Committee sets NEO overall compensation levels consistent with the Blended Median but provides a greater portion of target pay in the form of performance-based LTIP awards compared to our peer groups. Under our compensation design, the percentage of pay that is based on performance increases as a NEO’s responsibilities increase. The charts below illustrate the pay mix as well as the variable pay mix based on each NEO’s final 2022 total target pay levels as described in the “Target Compensation (Base Salary + Target Incentive Compensation)” section below. For the continuing NEOs, the values shown are effective as of December 31, 2022. During his role as Vice Chair and Executive Director (March 2021 to May 2022), Mr. Somerhalder’s pay mix for 2022 was made up of approximately 19% for his base salary, 19% for his target STIP award, 31% for his performance-based restricted stock units (“RSUs”) and 31% for his time-based restricted stock. Although Mr. Somerhalder’s compensation package in his role as Vice Chair and Executive Director did not match that of the other NEOs, the performance goals aligned with those of other executives at FirstEnergy. During his role as Interim President and CEO, Mr. Somerhalder’s pay mix for 2022 is made up of approximately 12% for his base salary, 16% for his target STIP award, and 72% for his time-based restricted stock. Mr. Somerhalder’s pay mix in his current role is less variable than that of the other NEOs due to the interim status of his role. The charts below do not include Mr. Somerhalder due to the interim status of both of his roles in 2022.

Target Compensation (Base Salary + Target Incentive Compensation)

In December 2021, the Compensation Committee reviewed a competitive benchmarking analysis prepared by Farient. This report assessed each then-serving NEO’s compensation levels and mix against the Blended Median. In February 2022, the Committee decided, with input from the CEO and Farient, to approve increases in compensation for certain NEOs and other executive officers based on multiple factors described later and to continue to align with the Blended Median, in the aggregate.

67	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

For 2022, target opportunities continued to be set at or near the Blended Median of our peer groups. As of December 31, 2022 (or, for Mr. Somerhalder, during his roles as Vice Chair and Executive Director or Interim President and CEO, as shown in detail on page 56, and for Mr. Strah, immediately prior to his retirement), target compensation levels for the NEOs on an annualized basis were as follows:

Executive	2022 Annualized Base Salary	2022 Target Opportunity STIP (% of Base Salary)	2022 Target Opportunity LTIP Awards (% of Base Salary)(7)	2022 Other Equity Opportunity (% of Base Salary)(7)	2022 Annualized Target Total Compensation

John W. Somerhalder II (1) (Interim President and CEO)	$1,250,000	125%	N/A	576%	$10,012,500

John W. Somerhalder II (1) (Vice Chair and Executive Director)	$750,000	100%	N/A	334%	$4,005,000

K. Jon Taylor (2)	$850,000	90%	250%	N/A	$3,740,000

Samuel L. Belcher (3)	$750,000	75%	250%	N/A	$3,187,500

Hyun Park (4)	$700,000	75%	225%	N/A	$2,800,000

Christine L. Walker (5)	$470,000	65%	135%	N/A	$1,410,000

Steven E. Strah (6)	$1,250,000	125%	525%	N/A	$9,375,000

(1) Mr. Somerhalder has served as Interim President and CEO since September 16, 2022, and served in the role of Vice Chair and Executive Director from March 1, 2021 through May 20, 2022. Mr. Somerhalder received Director Compensation between May 21, 2022, and September 15, 2022, which is not reflected in this table. See the Summary Compensation Table and the “Director Compensation in Fiscal Year 2022” section for more details.

(2) Reflects annualized base salary rate and target opportunity levels as a percent of base salary in effect following increases from $785,000 to $850,000 in base salary rate and increase from 85% to 90% in STIP target opportunity level in September 2022. In March 2022, he received an increase from $725,000 to $785,000 in base salary rate.

(3) Reflects annualized base salary rates and target opportunity levels as a percent of base salary in effect following increases in March 2022. Prior to Mr. Belcher’s increase, the annual base salary rate was $700,000 and STIP and LTIP target opportunity levels were 75% and 235%, respectively.

(4) Reflects annualized base salary rates and target opportunity levels as a percent of base salary in effect following increases in March 2022. Prior to Mr. Park’s increase, the annual base salary rate was $650,000 and STIP and LTIP target opportunity levels were 75% and 225%, respectively.

(5) Reflects annualized base salary rates and target opportunity levels as a percent of base salary in effect following increases in March 2022. Prior to Ms. Walker’s increase, the annual base salary rate was $440,000 and STIP and LTIP target opportunity levels were 60% and 130%, respectively.

(6) Mr. Strah’s annualized base salary rate and STIP and LTIP target opportunity levels as a percent of base salary shown are as in effect prior to his retirement on September 15, 2022. In March 2022, he received an increase from $1,100,000 to $1,250,000 in base salary rate and increases from 115% to 125% in STIP target opportunity and 450% to 525% in LTIP target opportunity.

(7) For each of the NEOs other than Mr. Somerhalder, all LTIP awards, if earned, are paid 1/3 in cash and 2/3 in stock. Equity awards granted to Mr. Somerhalder in 2022 are described below in the “Performance-based and Time-based Equity Award for Mr. Somerhalder” section.

The maximum payout under both the STIP and LTIP is 200% of an individual’s target opportunity. However, unlike market practices, the LTIP is 100% performance-based and does not contain any time-based components. The NEOs may earn nothing, may receive payments that are below their target opportunities for the incentive awards if the Company falls short of its pre-established goals, or may earn above their target opportunities if the Company performs above its pre-established goals. Except in limited circumstances as described in the plan documents, the Compensation Committee may use discretion to make adjustments to awards.

Incentive Compensation Programs

Shareholders previously approved the 2015 Incentive Compensation Plan, and in May 2020, shareholders approved the new 2020 Incentive Compensation Plan (together, the “Incentive Compensation Plans”). The purpose of the 2020 Incentive Compensation Plan is to promote the success of FirstEnergy by permitting the grant of incentives to certain employees that link their personal interests to both short-term performance on key metrics and the long-term financial success of your Company to increase shareholder value, providing for various types of awards including equity and equity-based awards and cash-based awards. At the core of our incentive compensation philosophy, integrity is the foundation and reflects our collective commitment to ensuring that we conduct business ethically with honesty, humility and accountability.

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As outlined above in the “Role of our Compensation Committee, Management and Compensation Consultant” section, the Compensation Committee, with support from Farient, conducted its annual goal rigor analysis to establish the goal ranges for the 2022 STIP and LTIP awards. In setting the goals, the Compensation Committee considers prior year results, Company performance, investor expectations, and strategic accomplishments for the year and over the long-term, on both a relative and absolute basis. Our 2022 Operating Earnings and Cumulative Operating EPS targets declined year-over-year primarily due to customer rate credits associated with the PUCO-approved Ohio Stipulation and regulatory accounting changes resulting in lower capitalization of vegetation management and corporate support costs. The Compensation Committee expects goals that are realistic but challenging and that drive differentiating performance year-over-year.

STIP

The STIP provides annual cash awards to executives whose contributions support the achievement of your Company’s identified financial and operational KPI goals, which are linked to the Company’s business strategy and corporate objectives, including EESG-related goals. The Compensation Committee annually reviews the goals and targets with a focus on setting challenging but realistic targets that are intended to align with shareholder value.

The Compensation Committee annually establishes the KPIs under the STIP that must be satisfied for a NEO to receive an award for such performance period and recommends that the Board approve the relative weightings for each KPI with respect to each participating NEO. The Compensation Committee recommended, and the Board approved, the following design elements for the 2022 STIP:

◾	Maintained the stretch (maximum) payout opportunity level at 200% of target to remain consistent with market practices and align with that of your Company’s peers;

◾	Preserved focus on an Operating Earnings KPI, as distinguished from the LTIP KPI (which is Operating EPS);

◾

Maintained a financial KPI centered around your Company’s cash flow (Cash from Operations less Investment Activity), which was introduced in 2021 and is intended to drive additional organizational focus on the cash generated from our business as well as optimize working capital and reinforce the importance of conserving and managing cash;

◾	Maintained weighting of safety metrics at 15% in the STIP to promote our core value of safety:

○

Maintained the weightings of DART Rate and LCEs each at 7.5% in 2022. Weightings were increased from 5% to 7.5% in 2020 while eliminating Occupational Safety and Health Administration (“OSHA”) Recordable Incidents as a compensable metric;

◾	Maintained weighting of DEI KPI goals at 15%:

○	The Compensation Committee last increased the weighting from 10% to 15% in 2019; and

○

For 2022, our definition of diverse was expanded to include individuals with military service and the succession planning component of our DEI Index was updated to measure the percentage of Companywide manager-and-above succession plans that have one or more diverse candidates who are ready to fill the position within two years; and

◾

Continued the use of a financial performance gate for the STIP, requiring that threshold level Operating Earnings is met before any payouts are made. For 2022, achieving the Operating Earnings threshold of $1,313 million, including the cost of the STIP payments, was required.

69	FIRSTENERGY CORP.

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KPIs and Weightings for STIP

The Compensation Committee reviewed, and the Board approved, the STIP performance metrics and weightings for each of the NEOs in February 2022. For 2022, the NEOs had the following metrics and weightings.

KPI Measures	Rationale	All Other NEOs

Financial

Operating Earnings	◾ Drives shareholder value while providing greater focus on driving the Regulated Distribution and Regulated Transmission businesses ◾ Increases in Operating Earnings indicate growth and efficiency of the business ◾ Provides a consistent and comparable measure of performance to help shareholders understand performance trends	35%

Cash Flow (Cash from Operations less Investment Activity)	◾ Drives organizational focus on cash flow while optimizing working capital and investment spend	25%

Operational

Operations Index	◾ Based on five key operating metrics equally weighted ◾ Focused on customer service, reliability and environmental metrics that drive the Company’s long-term success	10%

Safety

Systemwide DART Systemwide LCEs

◾  Measured for the Company and each business unit

◾  Based on two key metrics that are equally weighted: systemwide LCEs and DART Rate

◾  Focused on the severity of injuries to drive better conversations and safety performance with employees

◾  Fatality Reduction Rule applies – in the event of a fatality of any employee, other than certain no-fault fatalities, there will be no payout on the Safety KPI as part of the STIP

◾  Infectious Disease Reduction Rule applies – in the event of secondary workplace exposure to COVID-19 infection, there will be no impact to the payout on the Safety KPI as part of the STIP

		15%

Diversity, Equity & Inclusion

Diversity, Equity and Inclusion Index	◾ Key aspect of delivering exceptional customer service, strengthening operating performance and building an inclusive work environment ◾ Based on three key metrics that are equally weighted ◾ Measures diverse succession planning, diverse hiring, and percentage of “agree” and “strongly agree” responses on the Employee Engagement Survey inclusion index ◾ Racially and ethnically diverse performance gates that must be achieved to trigger payout of diverse succession planning and diverse hiring metrics	15%

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Threshold, target, and stretch levels are established for the KPIs based on Operating Earnings, cash flow, and achieving continuous improvement in safety and operational performance. Management and the Compensation Committee strive to set challenging and achievable goals and establish all threshold, target and stretch STIP goals at equal or more rigorous levels compared to the prior year, whenever possible. In 2022, the threshold, target, and stretch levels under the STIP for the NEOs were (dollars in millions):

2022 STIP Goal Ranges(1)

2022 KPI Measures	Threshold	Target	Stretch

Financial

Operating Earnings	$1,313	$1,370	$1,450

Cash Flow (Cash from Operations Less Investment Activity)	$(665)	$(465)	$(265)

Operational

Operations Index	2.50	5.00	7.50

Safety

Systemwide LCE	2	1	0

Systemwide DART Rate	0.67	0.36	0.22

Diversity, Equity and Inclusion

Diversity, Equity and Inclusion Index	1.50	3.00	4.50

(1) Interpolated for performance between discrete points. Refer to the “Incentive Compensation Payouts for 2022” section below for details regarding 2022 payouts.

LTIP (other than Mr. Somerhalder)

The 2022 LTIP design continues to include Cumulative Operating EPS as a financial goal and a cumulative three-year performance period for measuring goals, as well as a relative shareholder performance measure. The weighting for Cumulative Operating EPS increased from 50% to 65%. Average Capital Effectiveness and the Relative TSR modifier were eliminated and replaced with a standalone Relative TSR metric, weighted at 35%. These performance measures support continued financial improvement and increase focus on earnings across the Company’s Regulated Distribution and Regulated Transmission businesses while creating a direct line of sight for executives to drive shareholder value and evaluate the overall performance against the market. See the chart below within this section, which identifies the KPI measures under the 2022 LTIP for more information. For information on Mr. Somerhalder’s long-term incentive compensation, see the “Performance-based and Time-based Equity Award for Mr. Somerhalder” section below.

The LTIP is comprised entirely of performance-adjusted RSUs with 2/3 of the earned award payable in Company stock and 1/3 of the earned award payable in cash. Both the stock-settled and cash-settled portions of the performance-adjusted RSU awards have a minimum payout of 0% and a maximum payout of 200% based on a formulaic structure where actual performance results are evaluated against the threshold, target and stretch performance goals over a three-year performance period. Performance results are interpolated on a straight-line basis between the minimum payout and maximum payout. For the 2022-2024 cycle, Relative TSR will be measured against the S&P 500 Utility Index. Threshold performance begins if our performance is at the 25th percentile, while stretch performance, with a maximum payout of 200%, begins at the 85th percentile. This change in design, which puts more emphasis on Relative TSR, more closely aligns with the interests of our shareholders and is similar to metrics used by our utility peer companies. Consistent with the 2021-2023 cycle, the threshold payout for the 2022-2024 LTIP will be at 25% of target, with the maximum payout remaining at 200%. Payout will continue to be capped at 100% of target if our absolute TSR is negative over the three-year performance period.

The Compensation Committee recommended and the Board approved the LTIP grants for the NEOs (other than Mr. Somerhalder) at the Board’s meeting on February 3, 2022. For 2022, the grant date for performance-adjusted RSUs for both the stock-settled and cash-settled portions of the awards was March 1, 2022. We use the target LTIP award opportunity by individual and divide by the average of the high and low prices of our common stock as of the date of grant to determine the number of units comprising each participating NEO’s award of performance-adjusted RSUs. Any equity grants awarded or vesting near an earnings announcement or other market event are coincidental.

71	FIRSTENERGY CORP.

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The “Grants of Plan-Based Awards in Fiscal Year 2022” table provides the target number of performance-adjusted RSUs granted to each NEO in 2022 based on the percentage of base salary as described earlier in the CD&A. Additional details regarding the 2022-2024 LTIP grants are provided in the narrative following the “Grants of Plan-Based Awards in Fiscal Year 2022” table.

The KPIs used for performance-adjusted RSUs under the 2022-2024 LTIP cycle were based on:

KPI Measures	Weighting	Rationale

Cumulative Operating EPS	65%	A non-GAAP measure of the financial performance of business units’ contribution to Operating Earnings growth over the 2022-2024 cycle.

Relative TSR	35%	A non-GAAP measure of the total return of FirstEnergy common stock to an investor, evaluating our overall performance over the performance period against the S&P Utility Index.

The performance goals for the 2022-2024 performance period are based on:

2022-2024 LTIP Goal Ranges

2022 Financial KPIs	Threshold	Target	Stretch

Cumulative Operating EPS	$7.11	$7.72	$8.06

Relative TSR is calculated over the three-year performance period as compared against the S&P 500 Utility Index and will be based on a continuous function between the 25th and 85th percentile up to a maximum of 200% payout.

If the Company’s absolute TSR is negative for the three-year cumulative performance period of 2022-2024, the LTIP awards will be capped at a target opportunity level of payout (100%).

Performance-based and Time-based Equity Award for Mr. Somerhalder

Since beginning his role as Vice Chair and Executive Director in March 2021, Mr. Somerhalder partnered with senior management to lead efforts to rebuild trust with FirstEnergy’s external stakeholders and employees as well as support FirstEnergy leadership’s efforts to achieve its priorities and strengthen the Company’s governance and compliance functions. On May 17, 2022, in conjunction with Mr. Somerhalder’s appointment as Chair of the Board and his employment as an executive of FirstEnergy ending effective May 20, 2022, and in consultation with Farient, the Compensation Committee recommended, and the Board approved a grant of performance-based restricted stock units as a reward for his service as an executive of the Company from March 1, 2022 to May 20, 2022, with such units equal in target value to $185,132 based on the number of days in the performance period. The performance-based restricted stock units, which are to be paid in stock, have generally similar terms to the long-term incentive compensation awards provided to the other executives for 2022 and, as such, are expected to vest upon the completion of, and to be subject to performance metrics and goals previously established by the Board for, the 2022-2024 performance cycle for the LTIP, and to pay from 0% to 200% of the target award. Mr. Somerhalder did not previously receive a 2022 long-term incentive compensation award.

Upon appointment of Mr. Somerhalder as the Interim President and CEO on September 15, 2022, as disclosed on the Form 8-K filed on September 15, 2022, the Board intended to provide Mr. Somerhalder with the right to receive payments in FirstEnergy common stock and dividend equivalents (“Share Payments”) for his interim executive service. On October 28, 2022, in consultation with Farient, the Compensation Committee recommended, and the Board approved the final form of restricted stock units award agreements for the Share Payments, which provide for the actual value, calculation, timing of delivery and holding period provisions for such Share Payments generally outlined in the Form 8-K filed on September 15, 2022.

The Share Payments consist of two different equity awards – one for 53,260 initial shares estimated for his service in 2022 with a grant date of October 28, 2022 (the date of Board approval), and one for 85,228 initial shares estimated for his service in 2023 through June 30, 2023, with a grant date of January 4, 2023, conditioned on Mr. Somerhalder remaining in his current role as of such date. Mr. Somerhalder’s second Share Payment will vest the earlier of July 5, 2023, or on a prorated basis upon the transition to the new CEO. The

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Share Payments are each based on an estimated value of $600,000 for each month of his interim executive service (prorated for partial months of service) based on FirstEnergy’s average of the highest and lowest closing stock price during each such month or partial month of service, with such estimated share amounts to be updated at the time of payment. In January 2023, Mr. Somerhalder received a payout of his first Share Payment, which consisted of the original 53,260 shares plus an additional 57 shares earned during such months. The Share Payments are paid in shares of FirstEnergy common stock (net of taxes) and are subject to a one-year holding period following his interim executive service.

Incentive Compensation Payouts for 2022

STIP Payout

In February 2023, based on actual 2022 KPI results, the Compensation Committee recommended, and the independent members of the Board approved, the following 2022 short-term incentive KPI results for our NEOs (dollars in millions):

2022 STIP Results

2022 KPI Measures	Threshold	Target	Stretch	Actual Results	Payout Results

Financial

Operating Earnings	$1,313	$1,370	$1,450	$1,376	Between Target and Stretch

Cash Flow (Cash from Operations Less Investment Activity)	$(665)	$(465)	$(265)	$(405)	Between Target and Stretch

Operational

Operations Index	2.50	5.00	7.50	2.50	Meets Threshold

Safety

Systemwide LCE	2	1	0	0	Meets Stretch

Systemwide DART Rate	0.67	0.36	0.22	0.72	Below Threshold

Diversity, Equity and Inclusion

Diversity, Equity and Inclusion Index	1.50	3.00	4.50	1.10	Below Threshold

In February 2023, based on actual 2022 KPI results, the Compensation Committee recommended, and the independent members of the Board approved or ratified, the following 2022 short-term incentive award payouts for our NEOs:

Executive	2022 STIP Target Opportunity ($) (prorated as needed)(1)	2022 STIP Award - Actual Payout($)(1)	Actual Payout as a % of STIP Target Opportunity (rounded)
John W. Somerhalder II	$745,720	$672,080	90%
K. Jon Taylor	$733,912	$661,438	90%
Samuel L. Belcher	$562,501	$506,954	90%
Hyun Park	$525,000	$473,156	90%
Steven E. Strah	$1,104,452	$995,388	90%

(1) Amounts for Mr. Somerhalder and Mr. Strah are calculated using a prorated 2022 base salary based on their dates of appointment and retirement, respectively.

73	FIRSTENERGY CORP.

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LTIP Payouts (for NEOs other than Mr. Somerhalder)

Our incentive structure measures actual performance against threshold, target and stretch goals based on 3-year cumulative and average goals over the performance period. The 2020-2022 LTIP was comprised of the following two performance measures, weighted equally: Cumulative Operating EPS and Average Capital Effectiveness.

Additionally, FirstEnergy’s three-year annualized Relative TSR ranked at the 11th percentile relative to the S&P 500 Utility Index during the 2020-2022 performance cycle, which triggered a Relative TSR modifier and resulted in an interpolated result that reduced the LTIP payout by 25%. Further, our average stock prices with reinvested dividends for December 2022 of $46.91 was less than the average stock price in December 2019 of $48.23. As a result, the absolute TSR modifier reduced the 2020-2022 cycle payout to be capped at 100% of target for all award participants.

Below is a summary of the results for the 2020-2022 cumulative performance period:

2020-2022 LTIP Results
KPI Measures	Threshold	Target	Stretch	Actual Results	Payout Results
Cumulative Operating EPS	$7.57	$7.84	$8.15	$7.98	Between Target and Stretch
Average Capital Effectiveness	4.00%	4.15%	4.31%	4.33%	Meets Stretch

Based on the results of the two performance measures, the Relative TSR modifier and the absolute TSR cap for the 2020-2022 cycle described above, the independent members of the Board approved the payout at 100% of target payout opportunity, plus dividend equivalents, for our participating NEOs. Upon his hire in January 2021, Mr. Park was granted prorated stock-based performance-adjusted RSUs based on his annual salary and total LTIP target opportunity and a proration factor of two-third for the 2020-2022 LTIP cycle. In March 2023, the performance-adjusted RSUs granted in 2020 were paid in shares of our common stock and cash respectively as follows: Mr. Taylor: 12,113 shares and $233,846; Mr. Belcher: 26,086 shares and $504,724; Mr. Park: 23,533 shares and n/a for cash-based RSUs; Ms. Walker: 9,118 shares and $175,509; and Mr. Strah: 23,437 shares and $459,179.

Award Vesting for Mr. Somerhalder

On February 17, 2021, at the recommendation of the Compensation Committee, the Board approved as part of Mr. Somerhalder’s compensation package a grant of time-based restricted stock upon his appointment to the positions of Vice Chair and Executive Director, effective March 1, 2021. This award vested 100% on May 20, 2022, with respect to 37,139 shares (rounded) at a value of $1,563,552 upon the completion of his initial executive service to FirstEnergy. Those shares are subject to a one-year holding requirement following the vesting date. Based on the terms of the award agreement, the dividends earned were paid in cash at a value of $72,421 upon vesting of the award.

Award Vesting for Ms. Walker

On August 20, 2015, Ms. Walker was awarded a restricted stock award under the FirstEnergy Corp. 2015 Incentive Compensation Plan for retention purposes. This award vested 100% on September 15, 2022, with respect to 13,373 shares (rounded) at a value of $546,455.

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Outstanding Award Cycles (2021-2023 and 2022-2024)

Participating NEOs were granted the following number of target RSUs in 2021 and 2022 for each three-year LTIP cycle, respectively. Cash-settled RSUs have been rounded for illustration. Although dividend equivalents accrue and are reinvested throughout the performance period, subject to the same restrictions and performance conditions as the underlying awards, they are excluded in the table below.

Number of Performance-Based RSUs Granted At Target

Executive	Number of Cash-Settled RSUs granted for the 2021-2023 Cycle	Number of Stock-Settled RSUs granted for the 2021-2023 Cycle	Total RSUs granted for the 2021-2023 Cycle	Number of Cash-Settled RSUs granted for the 2022-2024 Cycle	Number of Stock-Settled RSUs granted for the 2022-2024 Cycle	Total RSUs granted for the 2022-2024 Cycle
John W. Somerhalder II	—	33,210	33,210	—	4,395	4,395
K. Jon Taylor	15,735	31,660	47,395	15,674	31,536	47,210
Samuel L. Belcher	16,318	32,833	49,151	14,975	30,130	45,105
Hyun Park	13,692	27,384	41,076	12,629	25,259	37,888
Christine L. Walker	5,314	10,752	16,066	5,088	10,176	15,264
Steven E. Strah	46,342	92,684	139,026	52,622	105,245	157,867

The values shown for Mr. Somerhalder are based on the prorated number of performance-based restricted stock units granted instead of LTIP awards for each LTIP cycle. Upon his hire as Vice Chair and Executive Director in March 2021 and approved by the Board on July 20, 2021, Mr. Somerhalder was granted performance-based restricted stock units in lieu of the 2021-2023 LTIP cycle and, in connection with the conclusion of his role as Vice Chair and Executive Director in May 2022, on May 17, 2022, he was granted performance-based restricted stock units for his service as an executive of the Company from March 1, 2022, to May 20, 2022. The performance metrics for Mr. Somerhalder’s performance-based restricted stock units granted in 2021 and 2022 align with the 2021-2023 and 2022-2024 LTIP cycles, respectively. The values shown for Mr. Park for the 2021-2023 LTIP cycle are based on the prorated number of RSUs granted for that cycle. Upon his hire in January 2021, Mr. Park was granted prorated LTIP awards based on annual salary and total LTIP target opportunity and based on a proration factor of two-thirds for the 2020-2022 LTIP cycle. Given that the 2021- 2023 and 2022-2024 cycles of performance-adjusted RSUs are based on three-year cumulative metrics, the performance and actual payout is unknown at this time.

Realized Compensation

We provide this alternative view of compensation paid to the NEOs as a supplement to, but not as a substitute for, the Summary Compensation Table (“SCT”) because this realized compensation table below illustrates the way our Compensation Committee views the actual compensation earned or received by our continuing NEOs in 2022 under the STIP and the 2020-2022 cycle of the LTIP.

The table below summarizes realized compensation in 2022 for our NEOs:

Executive	2022 Earned Salary	2022 STIP (Paid in 2023)	Performance- Adjusted RSUs (Earned in three- year period ended in 2022, Paid in 2023)	Restricted Stock Award (Vested in 2022)(1)(2)	Total 2022 Realized Compensation
John W. Somerhalder II	$636,676	$672,080	N/A	$1,635,973	$2,944,729
K. Jon Taylor	$790,223	$661,438	$705,599	N/A	$2,157,260
Samuel L. Belcher	$742,116	$506,954	$1,520,677	N/A	$2,769,747
Hyun Park	$691,978	$473,156	$916,537	N/A	$2,081,671
Christine L. Walker	$465,324	$275,332	$530,617	$546,455	$1,817,728
Steven E. Strah	$863,984	$995,388	$1,371,992	N/A	$3,231,364

(1) Reflects the value of Mr. Somerhalder’s restricted stock award as well as the dividends that were earned and paid in cash upon vesting; 100% of the award vested on May 20, 2022, as discussed in the “Award Vesting for Mr. Somerhalder” section above.

(2) Reflects the value of Ms. Walker’s restricted stock award; 100% of the award vested on September 15, 2022, as discussed in the “Award Vesting for Ms. Walker” section above.

75	FIRSTENERGY CORP.

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Current Expectations for 2023 Incentive Plan Design and NEO Compensation

Following substantial changes to our short-term and long-term incentive compensation programs in 2018 as well as strong Say-on-Pay results, the Company has maintained the same general structure and design, with a few key modifications, for both of our incentive compensation programs through 2022, for the NEOs listed below. In February 2023, your Board approved several changes to the short-term incentive compensation program designed to focus on key areas that are essential to achieving our strategic goals. For 2023, a pool of funds will be established where payment of any STIP award will be contingent upon FirstEnergy achieving the Operating Earnings threshold level, after accounting for the cost of the STIP payout. If Operating Earnings do not achieve mid-point earnings guidance the STIP payout will be reduced based on a certain percentage reduction level and would apply to the STIP payout for all employees. Also new for 2023, the FE Cash Flow KPI will be replaced with a baseline O&M KPI to enhance line of sight and further align business unit accountability to our Financial KPIs. While we will maintain the DEI Index for 2023, your Board approved replacing one of the three components within the DEI Index. A supplier diversity component will replace the diverse succession planning component. This change further aligns the DEI Index to our DEI strategic framework and with our commitment to invest in the communities we serve.

Consistent with the 2022-2024 cycle, the LTIP for the 2023-2025 cycle will maintain the Cumulative Operating EPS at a weighting of 65% and the Relative TSR metric, which will be measured against the S&P 500 Utility Index and weighted at 35%. Threshold performance begins if our performance is at the 25th percentile, while stretch performance begins at the 85th percentile. The threshold payout for the 2023-2025 will continue to be at 25% of target, with the maximum payout at 200%. Payouts will continue to be capped at 100% of target if our Absolute TSR is negative over the three-year performance period.

For 2023, target opportunities continue to be set at or near the Blended Median of our peer groups, other than for Mr. Taylor. The 2023 target compensation levels for the continuing NEOs are as follows:

Executive	2023 Base Salary Rate	2023 STIP (as a % of Base Salary)	2023 LTIP (as a % of Base Salary)	2023 Other Equity Opportunity (as a % of Base Salary)
John W. Somerhalder II(1)	$1,250,000	125%	N/A	576%
K. Jon Taylor	$875,000	90%	325%	N/A
Samuel L. Belcher	$770,000	75%	250%	N/A
Hyun Park	$730,000	75%	225%	N/A
Christine L. Walker	$495,000	65%	150%	N/A

(1) Mr. Somerhalder’s target compensation for 2023 remains unchanged due to the interim status of his role.

Other Compensation Policies and Practices

Retirement Benefits

We offer retirement benefits to our NEOs through our qualified plan, the FirstEnergy Corp. Master Pension Plan, and our nonqualified supplemental plans, the FirstEnergy Corp. Amended and Restated Executive Deferred Compensation Plan (“EDCP”) and the FirstEnergy Corp. Cash Balance Pension Restoration Plan (“Cash Balance Restoration Plan”). The qualified plan benefit historically has been based on earnings, length of service, and age at retirement and is considered a defined benefit plan under the Internal Revenue Code (“IRC”). For employees hired or rehired on or after January 1, 2014, the qualified plan benefit uses a cash-balance formula based on age and service. The qualified plan benefit is subject to applicable federal and plan limits. The EDCP and Cash Balance Restoration Plan are designed to provide a benefit to executives that is competitive and comparable to that for our general employee population.

In recognition of Mr. Park’s extensive legal expertise, first-hand experience dealing with crisis situations, utility industry knowledge, and compliance focus, as well as to incentivize him to join the Company and to encourage retention, Mr. Park will be provided an additional credit of $275,000 into the Cash Balance Restoration Plan after five years of continuous employment. Pursuant to an arrangement upon his hire, Mr. Belcher is eligible to receive five additional years of credited service for purposes of calculating the nonqualified supplemental pension benefit. For more information, refer to the “Pension Benefits as of December 31, 2022” table on page 92. Retirement benefits for the NEOs are further discussed in the narrative section following the Pension Benefits table later in this Proxy Statement.

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EDCP (Elective Deferrals)

NEOs may elect to defer a portion of their compensation into the EDCP. They may defer from 1% to 50% of base salary to a cash retirement account; from 1% to 85% of STIP awards to either a cash or stock account; and from 1% to 85% of LTIP awards to a stock account. In his role as Vice Chair and Executive Director through May 2022, Mr. Somerhalder was eligible to participate in the EDCP and make elective deferrals from 1% to 50% of base salary to a cash retirement account and from 1% to 85% of STIP awards to either a cash or stock account. Upon his appointment to Interim President and CEO effective September 16, 2022, Mr. Somerhalder was not eligible to participate as the EDCP requires that a former participant who becomes eligible again must wait 24 months from his most recent date of eligibility. The EDCP offers executives the opportunity to accumulate assets denominated both in cash and in Company common stock, on a tax-favored basis. Beginning in 2017, any deferral elections to a cash or stock account made by a participant will ultimately be paid only in cash based upon the participant’s distribution elections.

Earnings on deferrals in the EDCP stock accounts of NEOs track FirstEnergy shares. Earnings on deferrals into the cash retirement accounts of NEOs were credited at the Moody’s Corporate Long-term Bond Yield Index rate plus 3% for funds deferred prior to 2013 and the Moody’s Corporate Long-term Bond Yield Index rate plus 1% for funds deferred in 2013 and later. Any above-market earnings for 2022 are included in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the SCT.

Personal Benefits and Perquisites

The Company does not provide excessive perquisites to our NEOs.

In 2022, our NEOs could use the corporate aircraft for limited personal use. With CEO approval, other executives, including the NEOs, may from time to time use corporate aircraft for personal travel, which may include family travel. We have a written policy that sets forth guidelines regarding the personal use of corporate aircraft by executive officers and other employees in accordance with the IRS regulations and customary compensation practices. FirstEnergy’s executive relocation program provides reimbursement or payment for relocation-related expenses, including travel, temporary living expenses, new home closing costs, home sale assistance, and gross-up on certain relocation benefits for estimated federal, state and FICA taxes on expenses which are not tax deductible.

The Compensation Committee believes the foregoing perquisites are reasonable, competitive, and consistent with our overall compensation philosophy.

Severance Benefits Upon an Involuntary Separation

In the event of an involuntary separation without cause, the CEO’s severance benefits, if any, are to be determined by the Compensation Committee, in its discretion, and approved by the independent members of the Board. All other NEOs are covered in the event of an involuntary separation under the FirstEnergy Corp. Amended and Restated Executive Severance Benefits Plan (the “Severance Plan”).

The Severance Plan provides severance benefits to executives who are involuntarily separated due to the sale or closing of a facility, merger, acquisition, corporate restructuring, reduction in the workforce or job elimination. Benefits under the Severance Plan are also offered if an executive rejects a job assignment that would result in the occurrence of any one or more of the following events: (1) a 15% or greater reduction in the executive’s then current base salary; (2) a requirement that the executive make a 50-mile or greater relocation from his or her current residence for reasons related to the new job; or (3) a requirement that the executive make a 50-mile or greater change in his or her daily commute from their residence to a new reporting location.

The Severance Plan provides for three weeks of base salary for each full year of service with a minimum benefit of 52 weeks of base salary and a maximum benefit of 104 weeks of base salary. Additionally, executives who elect continuation of health care for the severance period will be provided this benefit at active employee rates, not to exceed 18 months. Executives must pay taxes on any continuation of health care value in excess of what employees with the same level of service would receive under the FirstEnergy Employee Severance Benefits Plan.

On February 9, 2023, upon the recommendation of the Compensation Committee of the Board, the Board approved a new policy effective immediately that cash severance payable under the Severance Plan or pursuant to any individual contract with an

77	FIRSTENERGY CORP.

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executive officer will not exceed 2.99 times the sum of the executive officer’s base salary plus target annual incentive opportunity under the Short-Term Incentive Program, unless the Company seeks shareholder approval.

CIC Plan

The Compensation Committee believes that your Company’s Change in Control Severance Plan (“CIC Plan”) is aligned with the market practices of our peer groups and it is available to all NEOs. All of the NEOs participated in the CIC Plan in 2022 excluding Mr. Somerhalder who is no longer a participant since May 2022 upon being named Chair of the Board. Although Mr. Somerhalder is not a participant, the role of President and CEO is considered a covered position under the CIC Plan. The initial term of the CIC Plan commenced on January 1, 2017. Annually, the Committee determines if any changes need to be recommended to the Board for approval. If no changes are needed, then the CIC Plan will automatically renew for an additional year. In December 2021, the Compensation Committee determined that no changes were needed and the term of the CIC Plan automatically extended to December 31, 2023 by its terms. All participating NEOs are eligible for the same level of benefits following a CIC and qualifying termination of employment (double-trigger), which include:

◾	A two-times base salary plus target STIP award multiplier for cash severance;

◾	The annual STIP paid at target, prorated for the number of days worked in the year;

◾	If the LTIP is not replaced by a buyer, LTIP awards will be paid at target, prorated for the number of full months worked in the cycle;

◾	Continued health and welfare coverage for 2 years;

◾	Outplacement services for one year following the CIC, capped at a value of $30,000; and

◾	Non-competition and non-disparagement obligations that protect the Company.

Time-based restricted stock awards vest in full upon a CIC. There are no excise tax “gross-up” provisions. Payments are “cut back” in the event that an excise tax would otherwise apply to the safe harbor amount minus one dollar, unless the participant would receive greater after-tax proceeds absent such cutback. In such a case, the participating NEOs will receive payment of all CIC benefits and will be responsible for paying any excise tax imposed on the payment.

Share Ownership Guidelines

We believe it is critical that the interests of executives, directors and shareholders are clearly aligned. Therefore, the Compensation Committee maintains share ownership guidelines to promote meaningful stock ownership by our executives, including our participating NEOs and directors. Your Company not only wants executives to meet their required share ownership levels in a timely manner, but also to build an ownership mentality and demonstrate commitment to aligning their interests with shareholders. These guidelines specify the value of Company shares that our participating executives must accumulate within five years of becoming an executive officer. Additionally, executives who are not on track to meet their required share ownership levels or have failed to achieve required share ownership levels within the five-year compliance period may be subject to the following consequences imposed at the discretion of the Compensation Committee, subject to approval by the Board:

◾	Reduce or eliminate the annual STIP award opportunity (as necessary) and consider replacement with a discretionary stock award; and/or

◾	Require executives to purchase sufficient shares to meet their required share ownership levels.

Each participating executive is required to retain all Company shares earned under equity grants or purchased or accumulated until the executive meets his or her share ownership guidelines. In October 2022, to better align with market practice, ensure consistency, and eliminate the risk of subjectivity, the Compensation Committee approved the removal of the additional requirement that participating executives obtain CEO approval before any sale. The specific share ownership guidelines are based on a multiple of an executive officer’s base salary, with the higher multiples applicable to the executives having the highest levels of responsibility.

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The share ownership multiples for the continuing NEOs in 2022 were as follows:

Executive(1)	Share Ownership Multiple
K. Jon Taylor	4X base salary
Samuel L. Belcher	3X base salary
Hyun Park	3X base salary
Christine L. Walker	3X base salary

(1) Mr. Somerhalder is not subject to the Company’s share ownership guidelines for executives due to the transitional nature of his executive role.

Although not shown in the table above due to transitional roles, the CEO multiple is 7X base salary. To be consistent with an entirely performance-based long-term incentive plan design, unvested performance-adjusted RSUs are not counted as eligible shares for executives to meet their share ownership requirements. The following types of holdings apply toward the share ownership guidelines:

◾	Shares directly or jointly owned in certificate form or in a stock investment plan, including 60% of any unvested restricted stock;

◾	Shares owned through the FirstEnergy Corp. Savings Plan;

◾

Shares held individually or jointly by a broker, or, in certain circumstances, held in trust, or in an IRA, shares held by a spouse, or other beneficially owned shares, to the extent known by the Company; and

◾	Units deferred pursuant to the EDCP.

As of December 31, 2022, Mr. Taylor, Mr. Belcher and Ms. Walker had met their share ownership requirements. Mr. Park has not yet met his share ownership requirements, but has until January 11, 2026 to do so. Mr. Strah is no longer an executive officer of FirstEnergy and is no longer subject to the stock ownership guidelines. Although the Compensation Committee established share ownership guidelines for executives, such equity ownership typically does not impact the establishment of compensation levels. The Compensation Committee does review previously granted awards, both vested and unvested, that are still outstanding on a regular basis. For more information on ownership guidelines for directors, refer to the “Director Compensation in Fiscal Year 2022” section.

Hedging Policies

As described more in this section, we prohibit our employees (including officers) and directors from engaging in hedging or monetizing transactions that would allow them to own Company securities without the full risks and rewards of ownership, including economic exposure to potential decreases in the market value of Company securities.

Your Company has adopted formal policies as part of its Insider Trading Practice regarding hedging practices. The following categories of “Covered Persons” are covered by our Insider Trading Practice:

◾	all of the Company’s independent directors;

◾	all officers (including NEOs) and employees of the Company and its affiliates and subsidiaries; and

◾	any other persons that the Company determines should be covered, such as contractors, consultants and professional advisors who have access to material nonpublic information.

In addition to the Insider Trading Practice applying to Covered Persons, the following are also covered by our Insider Trading Practice:

◾	the portfolio manager and other individuals who can trade in (or make changes in investments in) Company Securities for the Covered Persons; and

◾

the Covered Persons’ Related Persons (except family members who do not reside with a Covered Person — unless such family member confers with the Covered Person when making investment decisions in Company Securities or is directed, influenced or controlled by the Covered Person with respect to transactions in Company Securities); and

◾	any entities that the Covered Persons influence or control.

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For these purposes, we consider “Related Persons” of a Covered Person to be her family members and others who reside with her, and any family members who do not live with her but whose transactions in Company Securities are directed, influenced or controlled by her. In addition, “Company Securities” broadly includes all securities of the Company and of its direct and indirect subsidiaries, including but not limited to common stock, options, preferred stock, convertible debentures or other debt securities, and warrants (as well as derivative securities not issued by the Company or its subsidiaries, such as exchange-traded put or call options or swaps relating to any of the foregoing securities).

The Insider Trading Practice generally prohibits a Covered Person from engaging in certain transactions regarding Company Securities owned by her or that she beneficially owns, but the Insider Trading Practice does not apply to transactions in Company Securities where such transactions are not initiated by the Covered Person or approved by her, or are not subject to her influence or control (such as mutual fund transactions in Company Securities). More specifically, the prohibition on pledging, hedging or other monetization transactions for Covered Persons explicitly covers a number of possible transactions:

◾	Company directors and Company “officers” (under Exchange Act Rule 16a-1(f)) are prohibited from engaging in short-term opposite-way trading within a six-month period; and

◾

Covered Persons are prohibited from engaging in short sales, trading in market-based put and call options or other non-compensatory derivative securities, or engaging in specific hedging and monetization transactions, such as prepaid variable forward contracts, equity swaps, collars and exchange funds.

In addition, under the Insider Trading Practice, certain “Designated Insiders” (Company directors, Company “Executive Officers” under Exchange Act Rule 3b-7, Company “officers” under Exchange Act Rule 16a-1(f), members of the Company’s executive council, members of its disclosure committee and certain other employees with regular access to financial information or otherwise as identified from time to time by the Company) are prohibited from holding Company Securities in a margin account, pledging Company Securities as collateral for a loan, or placing standing or limit orders on Company Securities that remain effective after the day on which they are placed (apart from Company-authorized Rule 10b5-1 trading plans). Other Covered Persons may place standing or limit orders on Company Securities that remain effective after the day on which they are placed, but only for short durations and in a manner that complies with Company restrictions and procedures set forth in the Insider Trading Practice (such as pre-clearance procedures).

Clawback Policy

Your Company has a clawback policy (its “Recoupment Policy”) that covers all current or former executive officers, Section 16 officers and other selected executives. In 2019, the Compensation Committee approved enhancements to the Recoupment Policy to continue the previously existing clawback provisions in the event of a financial restatement of the Company, and to include clawback provisions in the event of certain other detrimental activity, as defined in the Recoupment Policy, resulting in significant operational, financial or reputational harm to the Company as determined in good faith by the Compensation Committee. In the event that the Company is required to file a financial restatement due to material noncompliance with financial reporting requirements under U.S. securities laws, regardless of misconduct or contribution to the restatement requirement, the clawback policy allows for recoupment of incentive-based compensation granted, vested or accrued after January 1, 2014, and during the three-year period preceding the filing of the accounting restatement, to the extent such compensation received exceeded what would have been received based on the corrected data relating to the restatement. In the event of significant or material operational, financial or reputational harm resulting from an executive’s detrimental activity, the Compensation Committee may direct the Company to recoup from such executive incentive-based compensation granted, vested or accrued in an amount as reasonably determined by the Compensation Committee in good faith. Your Company expects in 2023 to review and revise the Recoupment Policy in connection with final rules regarding recovery of erroneously awarded compensation as promulgated by the SEC and the NYSE in 2022 and 2023, respectively.

Risk Assessment of Compensation Programs

At the request of the Compensation Committee, management annually assesses the risks associated with our compensation policies, practices, and programs for employees. In its analysis, management specifically paid particular attention to those programs that allow for variable payouts where an employee may potentially be able to influence payout factors in those programs. The Compensation Committee reviewed management’s assessment and concurred with its conclusions. Based on this

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assessment, the Compensation Committee concluded that the risks associated with our compensation policies and practices are not reasonably likely to have a material adverse effect on your Company.

The Compensation Committee and management designed our compensation programs to align our executives’ interests with the long-term interests of our shareholders without encouraging excessive risk taking. In this regard, our compensation structure contains various features intended to mitigate excessive risk taking. These features include, among others:

◾	The compensation structure is designed to link an appropriate portion of compensation to the Company’s long-term performance;

◾	The periodic benchmarking of the compensation programs and overall compensation structure are used to evaluate the Company’s policies as compared to market practices;

◾	Annual incentive compensation is based on multiple, diversified, Company-based performance metrics, which are consistent with our long-term strategy;

◾

Internal controls and standards of ethics and business conduct mitigate risk and support our compensation goals. We employ various auditing processes on a regular basis in an effort to assure compliance with these controls and standards; and

◾

The Compensation Committee, comprised entirely of independent directors, oversees your Company’s compensation policies and practices and is responsible for reviewing and recommending Board approval for executive compensation, annual incentive compensation programs applicable to senior management employees, and other compensation plans as appropriate.

Additionally, our Director, Enterprise Risk Management participated in the discussion with senior management regarding the establishment of goals and their weightings and measurements for our short- and long-term incentive compensation programs and the 2022 performance results and provided her view to the Compensation Committee that:

◾	The measurement of 2022 performance results were conducted in accordance with prescribed methodologies and precluded any beneficiary from controlling the calculation;

◾	Proposed goals would not create inappropriate incentives or inadvertently encourage willingness to embrace risk exposures other than those we encounter in the normal course of our business;

◾	By avoiding individually based goals or goals applicable only to a small group of employees, the risk of encouraging inappropriate behavior is greatly mitigated; and

◾	There are adequate controls in place so that the beneficiary of any incentive payout cannot unilaterally control the measurement methodology.

For additional information regarding your Company’s risk management process and your Board’s role in risk oversight, see the related discussion in the “Corporate Governance and Board of Directors Information” section of this Proxy Statement.

81	FIRSTENERGY CORP.

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CD&A Glossary of Terms

Average Capital Effectiveness: Measures the financial effectiveness of investment in operational assets over time. Creates a direct line of sight for executives to balance the value of our investments with the earnings they produce and create value for shareholders. It is a ratio of Operating Earnings over Net Plant in Service (“NPIS”) plus Construction Work in Progress (“CWIP”). Operating Earnings are an important measure of profitability. The NPIS plus CWIP is the value of the assets being used to generate revenues and profits. A high ratio indicates the business generates larger returns on its investment in operational assets and vice versa.

Cash from Operations less Investment Activity: Cash from Operations less Investment Activity is calculated using aggregate operating earnings (a non-GAAP measure reported externally to the investment community), adjusted for non-cash items, changes in working capital and all capital-like investments. Cash from Operations less Investment Activity explains the sources and uses of cash from ongoing regular business activities and investments.

Corporate/Other: The Corporate/Other business segment.

CWIP: Construction Work in Progress.

DART Rate: OSHA-recordable incidents that involve days away from work, days of restricted work activity, and/or days of job transfer in the period per 100 employees. DART cases are work-related injuries or illnesses that result in at least one day of lost time, transfer or restriction excluding the day of injury.

Detrimental Activity: Refers to an executive officer’s: (i) use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company or any of its subsidiaries; (ii) breach of any contract with or violation of any fiduciary obligation to the Company or any of its subsidiaries, that results in (or was reasonably likely to result in) significant operational, financial or reputational harm (generally meaning behaviors resulting in financial harm or reputational damage to the Company or any of its subsidiaries) to the Company or any of its subsidiaries, such breach or violation may include, but is not limited to, engagement in any unethical conduct, fraud, dishonesty, violations of Company policy or the law, recklessness, gross negligence, failure to act, or other misconduct including but not limited to sexual harassment or misconduct, data security violations, or criminal activities; or (iii) engagement in conduct described in (ii) above that, even absent a breach of contract or violation of any fiduciary duty, is (or was reasonably likely to be) materially detrimental to the Company or any of its subsidiaries; in each case as determined by the Compensation Committee reasonably and in good faith.

Diversity, Equity and Inclusion (DEI) Index: Measures diverse succession planning, diverse hiring, and percentage of “Agree” and “Strongly Agree” responses on the FirstEnergy Employee Engagement Survey inclusion index items. Measures earn points based on the level of performance; all components within the index are weighted equally. For the purposes of this KPI, “diverse” is defined as female, historically under-represented racial and ethnic demographic groups (Black or African American, Native American or Alaska Native, Asian, Native Hawaiian or Pacific Islander, people of two or more races; Hispanic or Latino ethnicity), LGBTQ+ (lesbian, gay, bisexual, transgender, queer/questioning+), individuals with military service and/or disabled.

Engaged Customer Relationship (ECR) Score: External surveys conducted to capture the voice of customer for a compilation of metrics, which represent a balanced scorecard approach to measuring the full customer experience.

Environmental Excursions and Notices of Violation (NOVs): Measures issues related to air emissions, water discharges or other unauthorized releases from facilities, that exceed the allowable limitations, conditions or deadlines established in the facilities’ environmental permits and applicable NOVs issued by a federal, state or local regulatory agency for the violation of an environmental law or regulation.

Ethics and Compliance Modifier: Negative modifier at the individual level, with downward adjustments only, ranging from 0% to 100%. Applies to regular non-bargaining, non-physical employees only.

KPI (Key Performance Indicators): Financial or operational metrics used to measure Company performance and aligned to our key business objectives. KPIs are used in setting threshold, target and stretch performance goals for our incentive compensation programs.

LCEs: Life Changing Events include life-threatening work-related injuries or illnesses that required immediate life-preserving rescue action, and if not applied immediately would likely have resulted in the death of that person; life-altering work-related injuries or illnesses that resulted in a permanent and significant loss of a major body part or organ, or function thereof, that permanently changes or disables that person’s normal life activity; and work-related fatalities.

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NPIS: Net Plant in Service.

O&M: Operations and Maintenance

Operating Earnings: Operating Earnings (non-GAAP) is calculated using the aggregate GAAP earnings adjusted for special items that are consistent with the Company’s external operating earnings (non-GAAP) reporting. Results for 2022 will include the following adjustments: the impacts of unforeseen accounting, legislative or regulatory changes will be included as adjustments. Other strategic decisions may also apply if they are approved in advance by the Finance and Compensation Committees, including but not limited to accelerated O&M spending.

Operating EPS: Measured on the performance of the business units’ contribution to operating earnings (non-GAAP) growth over the course of 2022-2024, including RD, RT, and Corporate/Other segments. Results for 2022 will exclude the following: (i) the impacts of unforeseen accounting, legislative or regulatory changes will be included as adjustments. Other strategic decisions may also apply if they are approved in advance by the Finance and Compensation Committees, including but not limited to accelerated O&M spending., and (ii) share dilution that exceeds external guidance of $1,000 million in 2021, inclusive of approximately $100 million in annual stock investment and employment benefit plans. External segment reporting is consistent with the internal financial reports to regularly assess performance of the business and allocate resources.

Operations Index: Metric made up of the following five components, weighted equally (refer to each component for a separate definition):

1.	SAIDI;

2.	TOF;

3.	ECR Score;

4.	Environmental Excursions and NOVs; and

5.	Reg Gen EFOR.

Reg Gen EFOR: The percentage of generation that was not available versus the amount of time a unit was requested to be online.

Regulated Distribution or RD: The Regulated Distribution business segment. Refers collectively to The Cleveland Electric Illuminating Company, Ohio Edison Company, The Toledo Edison Company, Metropolitan Edison Company, Pennsylvania Power Company, Pennsylvania Electric Company, and the distribution assets of Jersey Central Power & Light, Monongahela Power Company, The Potomac Edison Company, and West Penn Power Company.

RSUs (Restricted Stock Units): An equity vehicle commonly used in long-term incentive programs to reward employees and promote ownership within the Company. RSUs represent the right to receive future delivery of actual stock or cash subject to vesting restrictions (service-based and/or performance-based).

Regulated Transmission or RT: The Regulated Transmission business segment. Refers collectively to the transmission assets of Jersey Central Power & Light Company, Monongahela Power Company, The Potomac Edison Company, and West Penn Power Company; FirstEnergy Transmission, LLC, and its subsidiaries, American Transmission Systems, Incorporated, Potomac-Appalachian Transmission Highline, LLC, Trans-Allegheny Interstate Line Company, and Mid-Atlantic Interstate Transmission.

Relative TSR (Relative Total Shareholder Return): The total return of a stock to a shareholder for our Company measured against the total return of stock for other companies within a selected peer group. The calculation is based on a set period (e.g., three years) and assumes that dividends are reinvested over this period. Relative TSR is a common performance measure used within long-term incentive plans and helps to align executive payouts to shareholder value creation.

SAIDI: Distribution System Average Interruption Duration Index is the average total duration of outage minutes in a year for each customer served adjusted for major storms.

TOF: Transmission Outage Frequency measures the transmission line frequency of outages (total number of transmission circuit outages divided by average number of circuits) on 100kV to 500kV circuits after adjustment for major events (Six Sigma). Transmission circuit outages are defined as any loss of flow, momentary or sustained, that is a result of an automatic switching operation. Scheduled outages, emergency forced outages, and operational outages are excluded from the calculation.

TSR (Total Shareholder Return): A measure of stock price appreciation and dividend payments over a period of time.

83	FIRSTENERGY CORP.

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Compensation Tables

2022 Summary Compensation Table

The following table summarizes the total compensation paid to or earned by each of our NEOs for the fiscal years ended December 31, 2022, 2021, and 2020, as applicable:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)	SEC Total Without Change In Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)

John W. Somerhalder II(1) Interim President & CEO	2022	$636,676	$—	$2,188,623	$672,080	$124,505	$41,924	$3,663,808	$3,539,303
	2021	$632,555	$—	$2,717,970	$1,006,534	$42,404	$17,205	$4,416,668	$4,374,264

K. Jon Taylor SVP, CFO & Strategy	2022	$790,223	$—	$1,974,021	$661,438	$9,412	$32,131	$3,467,225	$3,457,813
	2021	$686,209	$750,000	$1,962,017	$915,874	$216,628	$12,115	$4,542,843	$4,326,215
	2020	$521,807	$—	$692,019	$414,591	$329,051	$24,759	$1,982,227	$1,653,176

Samuel L. Belcher SVP, Operations	2022	$742,116	$—	$1,886,010	$506,954	$3,126	$27,756	$3,165,962	$3,162,836
	2021	$694,148	$—	$2,034,701	$780,258	$255,317	$11,842	$3,776,266	$3,520,949
	2020	$647,132	$—	$1,491,410	$487,501	$671,168	$12,228	$3,309,439	$2,638,271

Hyun Park SVP & Chief Legal Officer	2022	$691,978	$—	$1,584,261	$473,156	$98,743	$134,077	$2,982,215	$2,883,472
	2021	$635,714	$—	$2,459,075	$704,676	$42,875	$895,969	$4,738,309	$4,695,434

Christine L. Walker SVP, Chief Human Resources Officer & Corporate Services	2022	$465,324	$—	$638,241	$275,332	$7,827	$22,828	$1,409,552	$1,401,725
	2021	$436,544	$—	$665,078	$392,359	$428,896	$18,386	$1,941,263	$1,512,367
	2020	$407,423	$—	$520,405	$246,000	$1,226,402	$11,865	$2,412,095	$1,185,693

Steven E. Strah(1) Former President & CEO	2022	$863,984	$—	$6,601,055	$995,388	$715,074	$92,870	$9,268,371	$8,553,297
	2021	$1,076,236	$—	$5,755,252	$1,977,256	$1,876,204	$29,114	$10,714,062	$8,837,858
	2020	$776,058	$—	$1,614,667	$852,146	$2,527,603	$21,758	$5,792,232	$3,264,629

(1) Mr. Somerhalder was appointed to the position of Interim President and CEO, effective as of September 16, 2022. Mr. Strah retired as President and CEO, effective as of September 16, 2022.

(2) The amounts set forth in the “Stock Awards” column for 2022 represent grants provided under the 2020 Incentive Compensation Plan at the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 “Stock Compensation” and are based on target payout. The assumptions used in determining values for the 2022 fiscal year are reflected in Note 6 to the Notes to the Consolidated Financial Statements of the Company’s Annual Report on Form 10-K filed with the SEC on February 13, 2023. The grant date fair value at the maximum payout level for each of the NEOs for the 2022-2024 LTIP cycle is as follows: Somerhalder: $360,376; Taylor: $3,948,041; Belcher: $3,772,020; Park: $3,168,523; Walker: $1,276,482; and Strah: $13,202,109. The amount for Mr. Somerhalder includes the value of performance-based RSUs for his service as an executive from March 1, 2022 to May 20, 2022, which covers the performance period of 2022-2024 and were granted at the recommendation of the Compensation Committee and approved by the independent members of the Board on May 17, 2022, and the value of time-based restricted stock units granted on October 28, 2022, upon his appointment as Interim President and CEO (which units were based on $600,000 for each month of his interim executive service in 2022 (prorated for partial months of service), were earned (plus an additional 57 shares and dividend equivalents) in early January 2023 and will be subject to a one-year holding requirement following his interim executive service). These awards are not payable to the executive until the vesting date or other qualifying event shown in the Outstanding Equity Awards at Fiscal Year-End 2022 table or the 2022 Post-Termination Compensation and Benefits table described later in this Proxy Statement.

(3) The amounts set forth in the “Non-Equity Incentive Plan Compensation” column for 2022 were earned under the STIP for 2022 and were paid in the first quarter of 2023.

(4) The amounts set forth in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column for 2022 reflect the aggregate increase in actuarial value to the NEOs of all defined benefit and actuarial plans (including supplemental plans) accrued during the year and above-market earnings on nonqualified deferred compensation. The disclosure assumes 5.23% (qualified pension), 5.20% (nonqualified supplemental pension) and 5.05% (nonqualified cash balance restoration plan) are the discount rates for the present value obligation calculations. The change in values for the pension plans for 2022 are as follows: Somerhalder: $115,970; Taylor: $0; Belcher: $0; Park: $98,743; Walker: $0; and Strah: $691,253. The change in pension value is heavily dependent on the discount rate and mortality assumptions and does not represent the actual value of the change in pension benefit accrued by the NEO during the year. The formula used to determine the above market earnings equals 2022 total interest multiplied by the difference between 120% of the AFR and the plan rate and divided by the plan rate. The above market earnings on nonqualified deferred compensation for 2022 are as follows: Somerhalder: $8,535; Taylor: $9,412; Belcher: $3,126; Park: $0; Walker: $7,827; and Strah: $23,821.

2023 PROXY STATEMENT	84

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(5) The following table sets forth detail about the amounts for 2022 in the “All Other Compensation” column and includes compensation not required to be included in any other column:

Name	401(k) Employer Contributions ($)(a)	Health Care Employer Contributions ($)(b)	Wellness Program ($)(c)	Charitable Matching ($)(d)	Group Personal Excess Liability ($)(e)	Life Insurance ($)(f)	Personal Aircraft Usage ($)(g)	Relocation ($)(h)	Payments Upon Retirement ($)(i)	Total ($)

John W. Somerhalder II	$9,150	$—	$—	$—	$1,365	$1,160	$30,249	$—	$—	$41,924

K. Jon Taylor	$9,150	$1,000	$—	$525	$1,365	$1,214	$18,877	$—	$—	$32,131

Samuel L. Belcher	$9,150	$1,000	$—	$2,040	$1,365	$1,071	$13,130	$—	$—	$27,756

Hyun Park	$9,150	$1,000	$—	$1,000	$1,365	$1,000	$—	$120,562	$—	$134,077

Christine L. Walker	$9,150	$1,000	$410	$1,250	$1,365	$671	$8,982	$—	$—	$22,828

Steven E. Strah	$9,150	$1,000	$—	$—	$1,365	$1,785	$53,133	$—	$26,437	$92,870

a) The value of matching Company contributions under the FirstEnergy Corp. Savings Plan, which were subject to a maximum of $9,150.

b) The value of Company contributions to the NEOs’ Health Savings Accounts or FirstEnergy Corp. Savings Plan or cash.

c) The value of Company credits under the broad-based wellness program, which are subject to a maximum of $600 annually.

d) The value of charitable matching contributions for 2022. The Company provides a dollar-for-dollar match, up to $5,000 annually, of employee contributions to qualified nonprofit organizations and educational institutions.

e) Premiums for all NEOs covered under the group personal excess liability insurance policy in 2022.

f) Employer cost for basic life insurance premiums in 2022. Coverage for Mr. Strah was prorated for a partial year of coverage due to his retirement during 2022.

g) The value of the personal use of corporate aircraft is calculated based on the actual invoiced costs or the aggregate variable operating costs to the Company, including fuel costs, trip-related maintenance, universal weather-monitoring costs, on-board catering, landing/ramp fees, and other miscellaneous variable costs. Fixed costs which do not change based on usage, such as pilots’ salaries, the amortized costs of the aircraft, and the cost of maintenance not related to trips are excluded. NEOs’ spouses and immediate family members may accompany NEOs on Company aircraft using unoccupied space on flights that were already scheduled, and the Company incurs no aggregate incremental cost in connection with such use.

h) The value of benefits provided for Mr. Park under the Executive Relocation Package. FirstEnergy’s executive relocation program provides reimbursement or payment for certain relocation-related expenses including, but not limited to travel, temporary living expenses, new home closing costs, home sale assistance, and tax gross-ups on certain relocation expenses. The tax gross-ups totaled $54,674 for Mr. Park and are included in the totals above.

i) Upon his retirement and per Company policy for all employees, Mr. Strah received $26,437 for 236 hours of banked and frozen vacation earned prior to 2008 and based on the effective pay rate as of December 31, 2008, when FirstEnergy’s vacation policies were revised, and employees and executives could no longer accumulate banked vacation.

(6) The amounts set forth in the “SEC Total Without Change In Pension Value and Nonqualified Deferred Compensation Earnings” column differ substantially from, and are not a substitute for, the amounts required to be reported in the Total column pursuant to SEC regulations. We are presenting this supplemental column to illustrate how the Compensation Committee views the annual compensation elements for the NEOs. The column adjusts the amount reported in the Total column, as determined under applicable SEC rules, by subtracting the value reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column to show how year-over-year changes in these values impact total compensation. The change in pension value amount reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column does not reflect current compensation and represents the present value of an estimated stream of payments to be made following retirement. The methodology used to report the change in pension value under applicable accounting rules is sensitive to external variables such as assumptions about life expectancy and changes in the discount rate determined at each year end, which are functions of economic factors and actuarial calculations that do not relate to the Company’s performance and are outside of the control of the Compensation Committee.

85	FIRSTENERGY CORP.

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Grants of Plan-Based Awards in Fiscal Year 2022

The following table summarizes the stock awards granted to our NEOs during 2022 as well as threshold, target, and maximum amounts payable under the STIP and LTIP programs.

Name	Grant/Payout Type	Grant Date(1)	Board Action Date(2)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards(5)
				Threshold	Target	Maximum	Threshold	Target	Maximum
				($)	($)	($)	(#)	(#)	(#)	(#)	($)

	STIP	—	—	$372,860	$745,720	$1,491,439	—	—	—	—	—

John W. Somerhalder II	2022 Performance- Based RSUs – Stock- Based	3/1/22	5/17/22	—	—	—	1,099	4,395	8,790	—	$180,188
	2022 Time- Based RSUs – Stock- Based	10/28/22	10/28/22	—	—	—	—	—	—	53,260	$2,008,435

	STIP	—	—	$366,956	$733,912	$1,467,823	—	—	—	—	—

K. Jon Taylor	2022 Performance- Adjusted RSUs – Cash-Based	3/1/22	2/4/22	—	—	—	3,918	15,674	31,347	—	$655,374
	2022 Performance- Adjusted RSUs – Stock-Based	3/1/22	2/4/22	—	—	—	7,884	31,536	63,072	—	$1,318,646

	STIP	—	—	$281,252	$562,501	$1,125,000	—	—	—	—	—

Samuel L. Belcher	2022 Performance- Adjusted RSUs – Cash-Based	3/1/22	2/4/22	—	—	—	3,744	14,975	29,949	—	$626,154
	2022 Performance- Adjusted RSUs – Stock-Based	3/1/22	2/4/22	—	—	—	7,533	30,130	60,260	—	$1,259,856

	STIP	—	—	$262,501	$525,000	$1,050,000	—	—	—	—	—

Hyun Park	2022 Performance- Adjusted RSUs – Cash-Based	3/1/22	2/4/22	—	—	—	3,157	12,629	25,259	—	$528,082
	2022 Performance- Adjusted RSUs – Stock-Based	3/1/22	2/4/22	—	—	—	6,315	25,259	50,518	—	$1,056,180

2023 PROXY STATEMENT	86

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Name	Grant/Payout Type	Grant Date(1)	Board Action Date(2)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards(5)
				Threshold	Target	Maximum	Threshold	Target	Maximum
				($)	($)	($)	(#)	(#)	(#)	(#)	($)

	STIP	—	—	$152,751	$305,501	$611,000	—	—	—	—	—

Christine L. Walker	2022 Performance- Adjusted RSUs – Cash-Based	3/1/22	2/4/22	—	—	—	1,272	5,088	10,176	—	$212,742
	2022 Performance- Adjusted RSUs – Stock-Based	3/1/22	2/4/22	—	—	—	2,544	10,176	20,352	—	$425,499

	STIP	—	—	$552,227	$1,104,452	$2,208,905	—	—	—	—	—

Steven E. Strah	2022 Performance- Adjusted RSUs – Cash-Based	3/1/22	2/4/22	—	—	—	13,156	52,622	105,244	—	$2,200,340
	2022 Performance- Adjusted RSUs – Stock-Based	3/1/22	2/4/22	—	—	—	26,311	105,245	210,490	—	$4,400,714

(1) Except as noted in this footnote, the effective grant date for the 2022 Performance-Adjusted RSUs is March 1, 2022, due to the accounting rules under FASB ASC Topic 718. The effective grant date for the 2022 Performance-Adjusted RSUs (stock-based) granted to Mr. Somerhalder is May 17, 2022. The effective grant date for the time-based restricted stock units granted to Mr. Somerhalder is October 28, 2022.

(2) The dates set forth in the “Board Action Date” column for these awards represent the date your Board took action to grant the awards.

(3) The amounts set forth in the “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” columns reflect the potential payouts for each NEO under the STIP based upon the achievement of KPIs described in the CD&A. If the threshold level of performance was not achieved, no payout would have been made. The amounts reported in this column were calculated using annualized STIP target opportunity levels as a percent of base salary, prorated for Mr. Somerhalder during his role as Vice Chair and Executive Director or Interim President and CEO, as applicable, and Mr. Strah’s retirement on September 16, 2022.

(4) The amounts set forth in the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns reflect the threshold, target, and maximum payouts for each NEO, based upon the achievement of the performance measures described in the CD&A and reported in the Stock Awards column of the SCT. The Performance-Adjusted RSUs-Cash-Based amounts have been rounded in this table. If the threshold level of performance is not achieved, no payout will be made.

(5) The grant date fair value was computed in accordance with FASB ASC Topic 718 and is also reported in the “Stock Awards” column of the SCT. The Performance-Adjusted RSUs components are valued based on a Monte-Carlo simulation of $40.331 for the Operating EPS portion of the 2022 Performance-Adjusted RSUs (other than Mr. Somerhalder); $44.567 for the Relative TSR portion of the 2022 Performance-Adjusted RSUs (other than Mr. Somerhalder); $40.639 for the Operating EPS portion of the 2022 Performance-Adjusted RSUs (for Mr. Somerhalder); and $41.667 for the Relative TSR portion of the 2022 Performance-Adjusted RSUs (for Mr. Somerhalder). The time-based restricted stock units (for Mr. Somerhalder) are valued at $37.710 based on the average high and low stock price on the grant date.

87	FIRSTENERGY CORP.

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Performance-Adjusted RSUs

The following chart summarizes the details of the LTIP grants for the 2022-2024 cycle:

Weighting	2/3rd stock-based and 1/3rd cash-based (solely stock-based for Mr. Somerhalder)

Granted	Annually (one-time grant for Mr. Somerhalder)

Grant Date	In March (in May for Mr. Somerhalder)

Grant Price	Average high and low stock price on the grant date (to convert the target LTIP opportunity for each eligible NEO into units); Monte Carlo simulation is used to determine the grant date fair value under FASB ASC Topic 718

Performance Period	3 years, cliff vest on March 1

Performance Measures	Cumulative Operating EPS and Relative TSR

Threshold Opportunity Payout	25%

Target Opportunity Payout	100% (capped at a target level of payout if the Company’s absolute TSR is negative for the three-year performance period)

Maximum Opportunity Payout	200%

Settled	Stock or cash, as applicable

Dividend Equivalent Units	Reinvested based on the average high and low stock price on the payable date, subject to same restrictions as initial grant

Payout	Based on the average high and low stock price on the vesting date

Performance-adjusted RSUs are described in the CD&A and are a component of our LTIP. On March 1, 2023, the performance-adjusted RSUs granted in 2020 became vested. As previously stated, the two performance measures in the LTIP 2020-2022 cycle, along with the 25% reduction based on performance of the relative TSR modifier and the absolute TSR being negative, resulted in a payout capped at 100% of target opportunity for this grant. The vesting period for performance-adjusted RSUs granted in 2021 and 2022 will end on March 1, 2024, and March 1, 2025, respectively, although performance is measured through December 31 of the year prior to vesting. Performance-adjusted RSUs settled in stock are treated as a fixed expense and performance adjusted RSUs settled in cash are treated as a mark-to-market expense for accounting purposes and are valued in accordance with FASB ASC Topic 718.

For more information regarding performance-adjusted RSUs and time-based restricted stock units awarded to Mr. Somerhalder in 2022, see the “Performance-based and Time-Based Equity Awards for Mr. Somerhalder” section of the CD&A.

Other Information

For more information regarding certain compensation arrangements with our NEOs, please refer to the “Potential Post-Employment Payments” section. For more information regarding the amount of various compensation elements in proportion to total compensation, see the NEO pay mix charts in the “Compensation Mix” section.

2023 PROXY STATEMENT	88

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Outstanding Equity Awards at Fiscal Year-End 2022

The following table summarizes the outstanding equity award holdings of our NEOs as of December 31, 2022:

	Stock Awards
Name	Grant Type(1)	Number of Shares or Units of Stock That Have Not Vested (#)(3)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Grant Type(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)

John W. Somerhalder II	2022 Time-Based RSUs – Stock-Based	53,760	$2,254,694	2021 Performance-Adjusted RSUs – Stock-Based	70,354	$2,950,647

				2022 Performance-Adjusted RSUs – Stock-Based	8,960	$375,782

K. Jon Taylor	2020 Performance-Adjusted RSUs – Stock-Based	11,993	$502,986	2021 Performance-Adjusted RSUs – Stock-Based	67,760	$2,841,854

	2020 Performance-Adjusted RSUs – Cash-Based	5,945	$249,333	2021 Performance-Adjusted RSUs – Cash-Based	33,677	$1,412,413

				2022 Performance-Adjusted RSUs – Stock-Based	64,874	$2,720,816

				2022 Performance-Adjusted RSUs – Cash-Based	32,243	$1,352,271

Samuel L. Belcher	RS(2)	13,792	$578,436	2021 Performance-Adjusted RSUs – Stock-Based	70,270	$2,947,124

	2020 Performance- Adjusted RSUs – Stock- Based	25,827	$1,083,184	2021 Performance-Adjusted RSUs – Cash-Based	34,924	$1,464,713

	2020 Performance-Adjusted RSUs – Cash-Based	12,831	$538,132	2022 Performance-Adjusted RSUs – Stock-Based	61,982	$2,599,525

				2022 Performance-Adjusted RSUs – Cash-Based	30,806	$1,292,004

Hyun Park	2020 Performance-Adjusted RSUs – Stock-Based	23,300	$977,202	2021 Performance-Adjusted RSUs – Stock-Based	58,608	$2,458,020

				2021 Performance-Adjusted RSUs – Cash-Based	29,304	$1,229,010

				2022 Performance-Adjusted RSUs – Stock-Based	51,962	$2,179,286

				2022 Performance-Adjusted RSUs – Cash-Based	25,981	$1,089,643

Christine L. Walker	2020 Performance-Adjusted RSUs – Stock-Based	9,028	$378,634	2021 Performance-Adjusted RSUs – Stock-Based	23,012	$965,123

	2020 Performance-Adjusted RSUs – Cash-Based	4,462	$187,136	2021 Performance-Adjusted RSUs – Cash-Based	11,373	$476,984

				2022 Performance-Adjusted RSUs – Stock-Based	20,934	$877,972

				2022 Performance-Adjusted RSUs – Cash-Based	10,467	$438,986

89	FIRSTENERGY CORP.

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	Stock Awards
Name	Grant Type(1)	Number of Shares or Units of Stock That Have Not Vested (#)(3)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Grant Type(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)

Steven E. Strah(6)	2020 Performance-Adjusted RSUs – Stock-Based	23,204	$973,176	2021 Performance-Adjusted RSUs – Stock-Based	99,182	$4,159,693

	2020 Performance-Adjusted RSUs – Cash-Based	11,673	$489,566	2021 Performance-Adjusted RSUs – Cash-Based	49,591	$2,079,847

				2022 Performance-Adjusted RSUs – Stock-Based	36,084	$1,513,363

				2022 Performance-Adjusted RSUs – Cash-Based	18,042	$756,681

(1) The awards set forth in the “Grant Type” column are described in the CD&A and Grants of Plan-Based Awards narrative section of this Proxy Statement. The vesting dates are as follows: 2020 performance-adjusted RSU – stock-based (March 1, 2023); 2020 performance-adjusted RSU – cash-based (March 1, 2023); 2021 performance-adjusted RSU – stock-based (March 1, 2024); 2021 performance-adjusted RSU – cash-based (March 1, 2024); 2022 performance-adjusted RSU – stock-based (March 1, 2025); 2022 performance-adjusted RSU – cash-based (March 1, 2025); and Mr. Somerhalder’s time-based RSU – stock-based is based on a value of $600,000 for each month of his interim executive service (prorated for partial months of service) based on FirstEnergy’s average of the highest and lowest closing stock price during each such month or partial month of service, plus dividend equivalents. In January of 2023, Mr. Somerhalder received a Share Payment for the months during 2022 in which he provided interim executive service, and in general in January 2024, Mr. Somerhalder is expected to receive a second Share Payment for the months during 2023 in which he provides interim executive service through June 30, 2023, conditioned on Mr. Somerhalder remaining in his current role as of such date. Mr. Somerhalder’s second Share Payment will vest the earlier of July 5, 2023, or on a prorated basis upon the transition to the new CEO. The Share Payments for Mr. Somerhalder are paid in fully vested shares of FirstEnergy common stock (net of taxes) and are subject to a one-year holding period following his interim executive service.

(2) Mr. Belcher’s restricted stock award vested 50% on March 8, 2020, and the remaining 50% will vest on March 8, 2025, based on continued service.

(3) The number of shares set forth in both the “Number of Shares or Units of Stock That Have Not Vested” and the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” columns include all dividends or dividend equivalents earned and reinvested through December 31, 2022. The Performance-Adjusted RSUs have been rounded up to the nearest whole unit in this table.

(4) The number of shares or units set forth in the “Number of Shares or Units of Stock That Have Not Vested” column is based on target performance of 100% for the 2020 performance-adjusted RSUs. This payout result is capped at 100% as the absolute TSR for the 2020-2022 LTIP cycle is negative and the absolute TSR cap applies. For the 2021-2023 and 2022-2024 LTIP cycles, maximum performance (200%) is assumed.

(5) The values set forth in both the “Market Value of Shares or Units of Stock That Have Not Vested” and the “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested” columns are determined by multiplying the number of shares or units by our common stock closing price of $41.94 on December 30, 2022.

(6) The number of shares or units and dollar values have been prorated in the table to reflect Mr. Strah’s retirement effective September 16, 2022. For more information about prorated awards and payouts for 2022, refer to the “Realized Compensation” section in the CD&A.

2023 PROXY STATEMENT	90

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Option Exercises and Stock Vested in 2022

The following table summarizes the vesting of stock awards held by our NEOs during 2022.

		Stock Awards
Name	Award Type	Number of Shares Acquired on Vesting (#)(1)(2)	Value Realized on Vesting ($)(3)

John W. Somerhalder II	2021 Restricted Stock Award	37,139	$1,563,552

	2021 Restricted Stock Award – Cash Dividend	—	$72,421

K. Jon Taylor	2019 Performance-Adjusted RSUs (stock-based)	10,659	$443,095

	2019 Performance-Adjusted RSUs (cash-based)	—	$221,517

Samuel L. Belcher	2019 Performance-Adjusted RSUs (stock-based)	30,744	$1,278,028

	2019 Performance-Adjusted RSUs (cash-based)	—	$643,453

Hyun Park	2019 Performance-Adjusted RSUs (stock-based)	14,385	$597,984

		—	—

Christine L. Walker	2019 Performance-Adjusted RSUs (stock-based)	9,391	$390,384

	2019 Performance-Adjusted RSUs (cash-based)	—	$197,856

	2015 Restricted Stock Award	13,373	$546,455

Steven E. Strah	2019 Performance-Adjusted RSUs (stock-based)	35,967	$1,495,148

	2019 Performance-Adjusted RSUs (cash-based)	—	$742,784

(1) For all NEOs other than Mr. Somerhalder, the number of shares set forth in the “Number of Shares Acquired on Vesting” column reflect the number of 2019 performance-adjusted RSUs (settled in stock), which vested on March 1, 2022. For Mr. Somerhalder, this column reflects the number of shares of restricted stock (rounded) that vested 100% on May 20, 2022 upon the completion of his initial executive service to FirstEnergy. For Ms. Walker, this column also reflects the number of shares of restricted stock (rounded) that vested on September 15, 2022. The number of shares includes dividend equivalent units earned and reinvested through the vesting date unless otherwise noted.

(2) The number of units from the 2019 performance-adjusted RSUs (settled in cash), which vested on March 1, 2022 are as follows: Mr. Taylor: 5,328.763; Mr. Belcher: 15,478.785; Ms. Walker: 4,759.587; and Mr. Strah: 17,868.270. The number of units includes dividend equivalent units earned and reinvested through the vesting date.

(3) The amounts set forth in the “Value Realized on Vesting” column are based on the average high/low stock price on the vesting date, which was $41.57 for the 2019 performance-adjusted RSUs, $42.10 for Mr. Somerhalder’s 2021 Restricted Stock Award and $40.86 for Ms. Walker’s 2015 Restricted Stock Award. The performance-adjusted RSUs for all NEOs, other than Mr. Somerhalder, were paid at 127% of target. The amounts include certain stock-based 2019 performance-adjusted RSUs that were deferred under the EDCP according to the NEOs’ election in the following amounts: $416,116 for Mr. Taylor; and $1,197,258 for Mr. Belcher. Based on the terms of Mr. Somerhalder’s 2021 Restricted Stock award agreement, the dividends earned were paid in cash upon vesting of the award.

91	FIRSTENERGY CORP.

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Post-Employment Compensation

Pension Benefits as of December 31, 2022

The following table provides information regarding the pension benefits of our NEOs as of December 31, 2022:

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
John W. Somerhalder II (3)	Qualified Plan	1	$42,172	—
	Nonqualified (Supplemental) Plan		N/A	—
	Nonqualified (Cash Balance Restoration Plan)	1	$116,202	—
	Total		$158,374	—
K. Jon Taylor	Qualified Plan	13	$317,838	—
	Nonqualified (Supplemental) Plan	13	$875,427	—
	Nonqualified (Cash Balance Restoration Plan)		N/A	—
	Total		$1,193,265	—
Samuel L. Belcher	Qualified Plan	10	$306,281	—
	Nonqualified (Supplemental) Plan	15	$1,746,819	—
	Nonqualified (Cash Balance Restoration Plan)		N/A	—
	Total		$2,053,100	—
Hyun Park (3)	Qualified Plan	1	$42,172	—
	Nonqualified (Supplemental) Plan		N/A	—
	Nonqualified (Cash Balance Restoration Plan)	1	$99,446	—
	Total		$141,618	—
Christine L. Walker	Qualified Plan	37	$1,927,245	—
	Nonqualified (Supplemental) Plan	37	$3,017,516	—
	Nonqualified (Cash Balance Restoration Plan)		N/A	—
	Total		$4,944,761	—
Steven E. Strah (4)	Qualified Plan	38	$1,922,541	$30,659
	Nonqualified (Supplemental) Plan	38	$12,487,530	$2,919
	Nonqualified (Cash Balance Restoration Plan)		N/A	—
	Total		$14,410,071	$33,578

(1) Pursuant to a historical arrangement, Mr. Belcher is eligible to receive five additional years of credited service for purposes of the nonqualified (supplemental) pension calculation, resulting in 15 years of credited service. As a result of this arrangement, the amounts in the Present Value of Accumulated Benefit column for Mr. Belcher has an increased value of $689,060.

(2) The amounts set forth in the “Present Value of Accumulated Benefit” column are determined as of December 31, 2022, using the following assumptions: December 31, 2022 discount rates of 5.23% (qualified plan), 5.20% (nonqualified supplemental plan) and 5.05% (nonqualified cash balance restoration plan) and the Pri-2012 mortality table projected generationally using scale MP-2020 (base year 2012) for the qualified plan and Pri-2012 mortality table with white collar adjustment projected generationally using scale MP-2020 (base year 2012) for the nonqualified plans at the earliest unreduced age.

(3) As of December 31, 2022, Mr. Somerhalder and Mr. Park are not vested in their pension benefits. In recognition of Mr. Park’s extensive legal and energy sector expertise and in order to incentivize Mr. Park to join the Company as well as encourage retention, Mr. Park will be provided an additional credit of $275,000 into the Cash Balance Restoration Plan after five years of continuous employment.

(4) Mr. Strah retired effective September 16, 2022.

Pension Benefits

Qualified and Nonqualified Plans

We offer qualified and nonqualified pension plans to provide retirement benefits to our NEOs. We pay the entire cost of these plans. Retirement benefits from the qualified plan provided under the FirstEnergy Corp. Master Pension Plan (“Master Pension

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Plan”) for employees hired prior to January 1, 2014, are calculated using pensionable earnings up to the applicable federal and plan limits. The Master Pension Plan was amended to provide a cash-balance formula for all employees hired or rehired on or after January 1, 2014. In conjunction with the new cash-balance formula, the Company adopted a new nonqualified supplemental plan (“Cash Balance Restoration Plan”), which provides a benefit, based upon the cash-balance formula, to eligible executives hired or rehired on or after January 1, 2014, but without the restriction of federal limits that apply under the qualified pension plan. Messrs. Strah, Taylor and Belcher and Ms. Walker were hired prior to January 1, 2014, and are subject to the traditional pension formulas discussed below. Messrs. Park and Somerhalder were hired after January 1, 2014, and are subject to the cash-balance formula discussed below.

Traditional Supplemental Pension Plan: The traditional supplemental plan provided under the EDCP provides a benefit based upon the formula used in the qualified plan for pre-2014 hires but is calculated using all pensionable earnings without the restrictions of federal and certain plan limits. Based on the applicable formula of the plan under which the NEO is a participant, the retirement benefit from the qualified and nonqualified plans for pre-2014 hires will be the benefit determined using one or more of the following three formulas:

1.

Career Earnings Benefit Formula: A fixed (2.125%) factor is applied to the executive’s total career earnings to determine the accrued (age 65) career earnings benefit. Pensionable earnings under the career earnings formula generally include base salary, annual incentive awards, and other similar compensation.

2.	Adjusted Highest Average Monthly Base Earnings Benefit Formula: The benefit is equal to the sum of A and B where A is the highest average monthly base earnings (“HAMBE”) times the sum of:

◾	1.58% times the first 20 years of benefit service;

◾	1.18% times the next 10 years of benefit service;

◾	0.78% times the next 5 years of benefit service;

◾	1.10% times each year of benefit service in excess of 35 years;

and B is an amount equal to 0.32% times number of years of service (up to 35 years) times the difference between the HAMBE and the lesser of 150% of covered compensation or the Social Security Wage Base, except that B cannot be less than zero.

The HAMBE for the qualified plan are the highest 48 consecutive months of base earnings the executive had in the 120 months immediately preceding retirement or other termination of employment. Pensionable earnings under the qualified plan HAMBE formula generally include base salary and deferred compensation of base salary after 2004. The pensionable earnings under the nonqualified plan HAMBE formula are the same as the qualified plan described above except that deferred compensation of base salary excluded under the qualified plan and annual incentive awards that are paid or deferred are included. Covered compensation represents the average (without indexing) Social Security Taxable Wage Base in effect for each calendar year during the 35-year period that ends when the executive reaches the Social Security normal retirement age.

3.

Final Average Total Pay (“FATP”) Formula: The pension benefit under FATP is calculated by determining the HAMBE, multiplying this amount by a fixed factor (1.2%) and then multiplying it by the number of years of Benefit Service at the time of separation or retirement. This amount is then divided by 12 to determine the accrued and vested monthly pension benefit amount.

Under the Master Pension Plan provisions for pre-2014 hires, normal retirement is at age 65 and the completion of five years of eligibility service. The earliest retirement is at age 55 if the employee has at least 10 years of eligibility service. Mr. Strah retired, and his reduced pension benefit is based on the Early Retirement Reduction Table below. Messrs. Taylor and Belcher will become eligible when they turn 55 in 2028 and 2023, respectively, and subject to the FATP early retirement reduction table. The earliest retirement age without reduction for the qualified plan is age 60 with the exception of those covered under the FATP plan. The earliest retirement age without reduction for FATP is age 62.

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Early Retirement Reduction Table

If payment begins at age	The benefit is multiplied by
60 and up	100%
59	88%
58	84%
57	80%
56	75%
55	70%

FATP Early Retirement Reduction Table

If payment begins at age	The benefit is multiplied by
62 and up	100%
61	96%
60	92%
59	88%
58	84%
57	80%
56	76%
55	72%

Under the Master Pension Plan provisions for pre-2014 hires, the accrued benefits vest upon the completion of five years of service. The benefits generally are payable in the case of a married employee in the form of a qualified spouse 50% joint and survivor annuity or in the case of an unmarried employee in the form of a single life annuity. Unmarried employees can designate a non-spouse beneficiary to receive up to a 100% joint and survivor annuity depending upon the non-spousal beneficiary’s age. For the married employee, there also is an option to receive the benefit as a joint and survivor annuity with or without a pop-up provision or a period certain annuity. The annuity provides a reduced monthly benefit, payable to the employee until death. If a joint and survivor annuity is chosen, the employee’s named beneficiary will receive 25%, 50%, 75%, or 100% of the employee’s benefit based on the employee’s and the beneficiary’s ages and the elected percentage to be continued after the employee’s death. Under the pop-up provisions, the monthly payment to the employee “pops-up” to the single life annuity amount if the beneficiary predeceases the employee. The period certain annuity provides a reduced benefit for the life of the employee and continues the benefit to the named beneficiary for a guaranteed period if the employee’s death occurs before the end of the 5, 10 or 15-year period, as elected. No further payments are made if the employee’s death occurs after the end of the elected period.

As noted in the CD&A, pursuant to a historical arrangement, Mr. Belcher is eligible to be credited with five years of additional service for purposes of calculating the supplemental pension benefit. For more information, refer to the “Pension Benefits as of December 31, 2022” table on page 92.

Cash Balance Formula and Cash Balance Restoration Plan: The Cash Balance Restoration Plan is a non-qualified plan providing certain key employees hired or rehired on or after January 1, 2014, with a benefit that is generally equal to the benefit that the participant would have been eligible to receive under the cash-balance formula of the qualified Master Pension Plan but for certain federal limitations.

Participants in the cash-balance portion of the Master Pension Plan receive a benefit amount based on a hypothetical account balance that is credited with Pay Credits and Interest Credits. A Pay Credit is credited annually and is equal to a percentage of the participant’s eligible compensation. Pensionable earnings include base salary, plus the following amounts paid within any specified period commencing on or after January 1, 2014: overtime pay; bonuses paid pursuant to a formal bonus program; annual incentives or cash sales incentive awards paid prior to termination of service; annual incentives that are earned after December 31, 2013, but deferred under a non-qualified plan; sales commissions; and lump sum merit awards. On December 31st of each year,

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the participant’s age (years and months) plus years of service (years and months) are added together to determine “points”. The participant’s points are used to determine the applicable Pay Credit percentage for the participant for that year, as shown in the chart below.

Points (age + service)	Pay Credit
Less than 40 points	4%
40 - 49 points	5%
50 - 59 points	6%
60 - 69 points	7%
70 - 79 points	8%
80+ points	9%

An Interest Credit is applied annually to a participant’s prior year account balance and is based on the 30-Year Treasury rate from November of the prior year.

A cash-balance participant will vest in their Master Pension Plan benefit after three years of eligible service. Regardless of the vested participant’s age at separation from service, the participant will have the option to defer or immediately commence their pension benefit at separation from service. Available forms of payment for the cash-balance portion of the Master Pension Plan include: Single Life Annuity, 50% Joint & Survivor Annuity, 75% Joint & Survivor Annuity, 100% Joint & Survivor Annuity and lump sum distribution. The Cash Balance Restoration Plan benefit is paid as a lump sum benefit as of the date of termination. Early reduction factors do not apply.

If the vested participant elects to defer the payment of the cash-balance benefit under the Master Pension Plan, annual Interest Credits will continue to apply until the participant elects to commence. If a vested participant dies before commencing benefits, a death benefit is generally payable to the participant’s surviving spouse or other beneficiary.

Effective as of their hires in 2021, Mr. Somerhalder and Mr. Park are participants in the cash-balance formula of the Master Pension Plan and in the Cash Balance Restoration Plan. As of December 31, 2022, Mr. Somerhalder and Mr. Park are not eligible for a pension benefit until the completion of three years of eligibility service.

Nonqualified Deferred Compensation as of December 31, 2022

The following table summarizes nonqualified deferred compensation earned or contributed by or on behalf of our NEOs during 2022.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)(3)	Aggregate Balance at Last FYE ($)(4)
John W. Somerhalder II	$—	$—	$26,806	$882,360	$—
K. Jon Taylor	$399,332	$—	$193,926	$—	$4,572,973
Samuel L. Belcher	$—	$—	$125,485	$—	$3,066,779
Hyun Park	$—	$—	$—	$—	$—
Christine L. Walker	$161,866	$—	$89,750	$—	$1,912,030
Steven E. Strah	$68,045	$—	$125,324	$335,359	$5,893,893

(1) The amount set forth in the “Executive Contributions in Last FY” column for Mr. Taylor includes the deferral of: (a) 2022 base salary in the amount of $78,342; (b) STIP earned in 2022 and deferred in 2023 in the amount of $132,288; and (c) 2020-2022 stock-based RSUs deferred in the amount of $188,702. The amount for Ms. Walker includes the deferral of: (a) 2022 base salary in the amount of $45,556; (b) STIP earned in 2022 and deferred in 2023 in the amount of $27,533; and (c) 2020-2022 stock-based RSUs deferred in the amount of $88,777. The amount for Mr. Strah includes the deferral of 2022 base salary in the amount of $68,045. The base salary amounts are also included in the Salary column of the current year Summary Compensation Table, and the 2022 STIP amounts are also included in the “Non-Equity Incentive Plan Compensation” column of the current year Summary Compensation Table.

(2) The compounded annual rate of return was 6.02% on pre-2013 retirement accounts, and 4.02% on the retirement accounts in 2013 and thereafter. The compounded annual rate of return on stock accounts was 4.82%, which includes dividends. The amounts set forth in the Aggregate Earnings in Last FY column include above-market earnings which have been reported in the Summary Compensation Table for 2022 as follows: Mr. Somerhalder: $8,535; Mr. Taylor: $9,412; Mr. Belcher: $3,126; Ms. Walker: $7,827; and Mr. Strah: $23,821.

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(3) The amounts set forth in the Aggregate Withdrawals/Distributions column include amounts distributed to Mr. Somerhalder and Mr. Strah in accordance with their specified distribution elections.

(4) The amounts set forth in the “Aggregate Balance at Last FYE” column include amounts reported in the Summary Compensation Tables in prior years as follows: Mr. Taylor: $404,683; Mr. Belcher: $2,239,395; Ms. Walker: $256,575; and Mr. Strah: $879,173. Mr. Somerhalder and Mr. Park did not have any outstanding balance at December 31, 2022.

EDCP

The EDCP is a nonqualified deferred compensation plan which provides for the voluntary deferral of compensation. Our NEOs (other than Mr. Somerhalder) may defer up to 50% of base salary, up to 85% of STIP awards and up to 85% of LTIP awards. In his role as Vice Chair and Executive Director through May 20, 2022, Mr. Somerhalder was eligible to defer up to 50% of base salary and up to 85% of STIP awards. Upon his appointment to Interim President and CEO effective September 16, 2022, Mr. Somerhalder was not eligible to participate as the EDCP requires that a former participant who becomes eligible again must wait 24 months from his most recent date of eligibility.

Two investment options are available under the EDCP. NEOs may direct deferrals of base salary and STIP awards to an annual cash retirement account, which accrues interest. The interest rate changes annually and is based upon the Moody’s Corporate Long-Term Bond Yield Index rate (later referred to as Moody’s). In 2022, the interest rate was based on the Moody’s rate plus one percentage point (4.02%) for amounts credited to accounts in 2013 or later and Moody’s plus three percentage points (6.02%) for amounts credited to accounts prior to 2013. NEOs may direct deferrals of STIP awards and performance-adjusted RSU LTIP awards to an annual stock account. The stock accounts are tracked in stock units and accrue additional stock units based upon the payment of dividends. The stock accounts are valued at the fair market value of our common stock. Payments made with respect to any dividend equivalent units that accrue after May 17, 2014, are paid in cash.

Effective for deferral elections made on or after November 1, 2015:

◾	Participants may elect to defer RSUs only to the stock account, rather than to a separate RSU account; and

◾

Participants may no longer elect to receive a distribution after three years (or any later date specified by the participant, in the case of RSUs), as all amounts deferred to the stock account, including deferred RSUs, will be held in that account until separation from service, death, or disability, at which point it will be transferred to a participant’s retirement account and paid only in cash based on their distribution elections for the retirement account.

NEOs may elect to receive distributions from the cash retirement accounts in any combination of lump sum payment and/or monthly installment payments for up to 25 years. Differing distribution elections may be made for retirement, disability, and pre-retirement death. In the event of involuntary separation prior to retirement eligibility, the accounts accrued and vested as of December 31, 2004, may be paid in a single lump sum payment or in three annual installments. In the event of a participant’s separation from service for reasons other than retirement, death or disability, accounts accrued on or after January 1, 2005, are paid in a single lump sum payment. Payments may not commence until separation from service. Amounts that were vested as of December 31, 2004, are available for an in-service withdrawal of the full account, subject to a 10% penalty. There is no in-service withdrawal option for retirement accounts accrued on or after January 1, 2005, other than as permitted for hardships under the EDCP.

For deferrals to the stock account prior to November 1, 2015, generally, stock account distributions were made in a lump sum payment in the form of our common stock at the end of the three-year period following the initial deferral, unless further deferred. If further deferred until termination or retirement (or for future deferrals, if termination occurred prior to the end of the initial three-year period, regardless of age at termination), the account was converted to cash, based upon the fair market value of the account at termination, and the balance was rolled over to the corresponding annual retirement account for distribution in lump sum or monthly installments as elected under the retirement account.

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Potential Post-Employment Payments

2022 Post-Termination Compensation and Benefits

The following table summarizes the compensation and benefits that would be payable to our continuing NEOs in the event of a termination or following a CIC absent a termination as of December 30, 2022, which is the last business day of the year.

	Retirement(1)	Involuntary Separation (Without Cause)	Termination Without Cause Following a CIC	Voluntary Termination (Pre-retirement Eligible)(1)	Involuntary Termination (For Cause)(1)	Death(1)	Disability(1)

Base Salary	Accrued through date of retirement	Accrued through date of termination	Accrued through date of change in control termination	Accrued through date of termination	Accrued through date of termination	Accrued through date of qualifying event	Accrued through date of qualifying event

Severance Pay(2)	N/A	3 weeks of pay for every full year of service (minimum of 52 weeks and capped at a maximum of 104 weeks), including the current year, calculated using base salary at the time of severance	2 times the sum of base salary plus target annual STIP of which a portion is payable in consideration for the non- competition clause	N/A	N/A	N/A	N/A

Banked Vacation	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary	Paid in a lump sum and valued based on 12/31/2008 base salary

Health and Wellness Benefits	May continue unsubsidized coverage	Provided at active employee rates for severance period(3)	Based on the terms of the CIC Plan(4)	Forfeited	Forfeited	Survivor health and wellness provided as eligible	Health and wellness provided as eligible

STIP Award	Issued a prorated award based on elapsed days of service and actual performance	Issued a prorated award based on elapsed days of service and actual performance	Issued a prorated award at target based on elapsed days of service	Forfeited	Forfeited	Issued a prorated award based on elapsed days of service and actual performance	Issued a prorated award based on elapsed days of service and actual performance

Performance- Adjusted RSUs (Stock-Based and Cash-Based)	Issued a prorated award based on full months of service and actual performance	Issued a prorated award based on full months of service and actual performance	Issued prorated award based on full months of service at target value	Forfeited	Forfeited	Issued a prorated award based on full months of service at target value	Issued a prorated award based on full months of service and actual performance

Restricted Stock	Forfeited	Prorated or issued 100% of shares and all dividends accrued(5)	Issued 100% of shares and all dividends accrued	Forfeited	Forfeited	Issued 100% of shares and all dividends accrued	Issued 100% of shares and all dividends accrued

EDCP (Elective Deferrals)	Payable as elected	Payable as elected if retirement eligible; otherwise payable in a lump sum upon termination	Payable as elected if retirement eligible; otherwise payable in a lump sum upon termination	Payable in a lump sum upon termination	Payable as elected upon termination if retirement eligible; otherwise payable in a lump sum upon termination	Payable to survivor as elected	Payable as elected

Excise Tax Gross Up under Section 280G	No	No	No	No	No	No	No

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(1) Benefits provided in these scenarios are provided to all employees on the same terms, if applicable.

(2) Mr. Taylor, Mr. Belcher, Mr. Park, and Ms. Walker are eligible to receive severance pay benefits and a prorated STIP award in the event of an involuntary separation (without cause) based on the formula set forth in the chart. Mr. Somerhalder is not a participant in the Severance Plan as the CEO’s severance is determined by the Board. Mr. Somerhalder ceased to be a participant in the CIC Plan upon being named Chair of the Board in May 2022. Under the CIC Plan, each of the other continuing NEOs is eligible to receive severance pay benefits in the event of a termination without cause following a change in control based on the formula set forth in the chart.

(3) Active employee health and wellness benefits are provided under the Severance Plan for the severance period, which is equal to three weeks for every year of service, including the current year (52 week minimum and 104 week maximum).

(4) Ms. Walker is the only continuing NEO eligible for retirement and would receive retiree health and wellness benefits irrespective of a CIC.

(5) Restricted stock award for Mr. Belcher is paid at target in the event of an involuntary separation (without cause), provided that Mr. Belcher executes a release agreement.

The potential post-employment payments discussed in each termination section below disclose the estimated payments and benefits payable to the continuing NEOs upon certain triggering events representing the enhanced or accelerated value of payments and benefits and do not include previously earned and vested amounts payable to such continuing NEOs regardless of the applicable triggering event that have been accrued but not yet paid. The post-termination benefit calculations are based on the following assumptions:

◾	The amounts disclosed are estimates of the amounts which would be paid out to the continuing NEOs based on the triggering event. The actual amounts can be determined only at the time of payment.

◾

The amounts disclosed do not include benefits provided under the qualified plan, nonqualified supplemental plan and nonqualified cash balance restoration plan as described in the Pension Benefits section and shown in the Pension Benefits table (at the earliest commencement date without reduction) earlier in this Proxy Statement, unless expressly noted.

◾

The amounts disclosed do not include compensation previously earned and deferred into the EDCP. The year-end account balances of the continuing NEOs in the EDCP are set forth in the Nonqualified Deferred Compensation table earlier in this Proxy Statement. These amounts are payable to the continuing NEO based on the distribution elections made by the continuing NEO at the time the deferral was elected.

◾	December 30, 2022, is the last day of employment.

◾

All employees, including the NEOs, are eligible for a full year payout based on actual performance under the STIP if they are employed on December 30, 2022. The 2022 STIP amounts are provided in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

◾	The LTIP and Other Award Payments Under Termination table below includes performance-adjusted RSUs and restricted stock.

◾	The closing common stock price on December 30, 2022, the last trading day of the year ($41.94), is applied to value performance-adjusted RSUs and restricted stock.

◾	Actual performance is utilized for the 2020-2022 performance-adjusted RSUs. Target payout is assumed for the 2021-2023 and 2022-2024 performance-adjusted RSUs.

◾	Health care amounts are not provided in most cases since they are available to all employees under the same circumstances.

Although not included in the chart above, Mr. Somerhalder’s time-based restricted stock units granted on October 28, 2022, and outstanding as of December 30, 2022, will be forfeited in the event of a voluntary termination or involuntary termination (for cause). In the event of death, disability or termination without cause following a CIC, the award will be issued 100% of shares and all dividends accrued. The award will be paid at target in the event of an involuntary separation (without cause), provided that Mr. Somerhalder executes a release agreement. Mr. Somerhalder’s outstanding performance-based restricted stock units follows the same treatment as the Performance-Adjusted RSUs outlined in the table above.

Retirement/Voluntary Termination

In the event of a continuing NEO’s retirement, the continuing NEO’s outstanding equity awards would be prorated and vest based on actual performance as described in the 2022 Post-Termination Compensation and Benefits table above and quantified in the LTIP and Other Award Payments Under Termination table below. Messrs. Somerhalder, Taylor, Belcher, and Park are not yet retirement eligible as of December 31, 2022, and their outstanding equity awards would be forfeited in the event of a voluntary termination.

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The present value of the qualified plan, nonqualified supplemental plan, and the Cash Balance Restoration Plan benefits as shown in the Pension Benefits table reflects commencement of retirement benefits at the continuing NEOs’ earliest age necessary to receive pension benefits without reduction. Ms. Walker is currently eligible to commence pension benefits in a reduced amount, as described in the “Pension Benefits” section of the CD&A. Messrs. Taylor and Belcher are entitled to accrued and vested qualified plan and nonqualified supplemental plan benefits as shown in the Pension Benefits table, which cannot be commenced until they meet the age requirement. Messrs. Park and Somerhalder were not yet vested in the qualified plan and Cash Balance Restoration Plan as of December 30, 2022.

Involuntary Separation

In the event of an involuntary separation, the CEO’s severance benefits, if any, would be determined by the Compensation Committee and approved by the independent members of your Board. The other continuing NEOs are covered under the Severance Plan. Under the Severance Plan, executives are offered severance benefits if involuntarily separated when business conditions require the closing or sale of a facility, corporate restructuring, merger, acquisition, a reduction in workforce, or job elimination. Severance is also offered if an executive turns down a job assignment that: would result in a reduction of at least 15% in current base salary; contains a requirement that the executive must relocate from his or her current residence for reasons related to the new job; or would result in the distance from the executive’s current residence to his or her new reporting location being at least 50 miles farther than his or her current residence to his or her previous reporting location. The Severance Plan provides three weeks of base pay for each full year of service with a minimum of 52 weeks and a maximum severance benefit of 104 weeks of base pay. In the event of a December 30, 2022, involuntary separation, lump sum severance pay would be provided as follows: Mr. Somerhalder – $1,250,000 (assuming the independent members of the Board approves the same level of benefits as the other continuing NEOs would receive); Mr. Taylor – $850,000; Mr. Belcher – $750,000; Mr. Park – $700,000; and Ms. Walker – $940,000. Each of the continuing NEOs would also be provided prorated vesting for certain outstanding equity as described in the 2022 Post-Termination Compensation and Benefits table and quantified in the LTIP and Other Award Payments Under Termination table.

On February 9, 2023, upon the recommendation of the Compensation Committee of the Board, the Board approved a new policy effective immediately that cash severance payable under the Severance Plan or pursuant to any individual contract with an executive officer will not exceed 2.99 times the sum of the executive officer’s base salary plus target annual incentive opportunity under the Short-Term Incentive Program, unless the Company seeks shareholder approval.

Termination Following a CIC

As described above, the continuing NEOs were participants in the CIC Plan through December 30, 2022, except for Mr. Somerhalder who ceased to be a participant upon becoming Chair of the Board in May 2022. Under the CIC Plan, certain enhanced benefits would be provided in the event of a termination without cause or for good reason within two years following a CIC. Under the Incentive Compensation Plans, it is our customary practice to require a qualifying termination of employment for acceleration of the vesting of equity awards in the event of a change in control rather than providing for accelerated vesting solely upon a change in control. In the event a continuing NEO accepts benefits under the CIC Plan, the continuing NEO would be prohibited for two years from working for or with competing entities after receiving severance benefits pursuant to the CIC Plan, and would be prohibited from disclosing trade secrets or other confidential information indefinitely.

Generally, pursuant to the CIC Plan and the Incentive Compensation Plans, a CIC is deemed to occur:

(1)

If any person acquires 25% or more of our voting securities (excluding acquisitions (a) directly from us, (b) by us, (c) by certain employee benefit plans, or (d) pursuant to a transaction meeting the requirements of item (3) (a) – (c) below); or

(2)	If a majority of our directors as of the date of the agreement are replaced (other than in specified circumstances); or

(3)	Upon the consummation of a major corporate event (defined to include reorganizations and certain asset sales) unless, following such transaction:

(a)	The same person or persons who owned our voting securities prior to the transaction own more than 60% of our voting securities after the transaction;

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(b)	No person or entity (with certain exceptions) owns 25% or more of our voting securities; and

(c)	At least a majority of the directors resulting from the transaction were directors at the time of the execution of the agreement providing for such transaction; or

(4)	If our shareholders approve a complete liquidation or dissolution.

For a complete CIC definition explanation, see the CIC Plan, and the Incentive Compensation Plans. The CIC severance benefits are triggered only if the continuing NEO is terminated without cause or resigns for good reason within two years following a CIC. Good reason is generally defined as a material change, following a CIC, inconsistent with the individual’s previous job duties or compensation. The Incentive Compensation Plans only provide a termination without cause provision and do not have a good reason definition for the accelerated vesting of the equity awards. We do not gross up equity or cash awards to cover the tax obligations for executives.

In the event of a December 30, 2022, qualifying termination following a CIC, compensation in an amount equal to two times the sum of the amount of annual base salary plus the target annual STIP amount as applicable, in the year during which the date of termination occurs, whether or not fully paid, will be provided as follows: Mr. Taylor – $3,323,000; Mr. Belcher – $2,625,001; Mr. Park – $2,450,000; and Ms. Walker – $1,551,000. As Mr. Somerhalder was no longer a participant in the CIC Plan as of December 30, 2022, he would not receive severance benefits under the CIC Plan in this scenario. Mr. Somerhalder and any continuing NEO having an outstanding restricted stock award would be issued 100% of shares and all dividends accrued upon a change in control. The value of the restricted stock award as well as any performance-adjusted RSUs is quantified in the LTIP and Other Award Payments Under Termination table below. Excise tax and gross-up provisions are not provided under the CIC Plan. Continuing NEOs would be entitled to participate in the group health insurance plan for two years following the participant’s termination date except for Mr. Somerhalder who is not eligible to participate in the CIC Plan under the terms of his employment as Interim President and CEO. Finally, outplacement services are also offered to continuing NEOs, other than Mr. Somerhalder, for a one–year period, capped at $30,000.

Death & Disability

In the event of a continuing NEO’s death or Disability (as defined in the applicable plan documents) as of December 30, 2022, each of the NEOs would also be provided additional accelerated vesting for certain outstanding equity as described in the 2022 Post-Termination Compensation and Benefits table above and quantified in the LTIP and Other Award Payments Under Termination table below.

LTIP and Other Award Payments Under Termination

In the event of a continuing NEO’s retirement as of December 30, 2022, the continuing NEOs would be provided vested outstanding equity or cash awards as quantified in the Retirement/Voluntary Termination column of the LTIP and Other Award Payments Under Termination table below. In the event of involuntary separation, termination without cause following a CIC, death, or Disability, the continuing NEOs would be provided additional accelerated vesting for certain outstanding equity or cash awards based specifically on the triggering event as quantified in the respective columns of the LTIP and Other Award Payments Under Termination table below. Since 2010, awards of performance-adjusted RSUs require a termination without cause following a CIC for accelerated vesting. For purposes of the calculations in the table below, we have assumed the equity awards would be replaced by the successor prior to a termination without cause.

	Retirement/ Voluntary Termination(1)	Involuntary Separation(2)	Death(3)	Disability(4)	Termination Without Cause Following a CIC(5)
John W. Somerhalder II	N/A	$3,920,289	$3,920,289	$3,920,289	$3,920,289
K. Jon Taylor	N/A	$2,576,089	$2,576,089	$2,576,089	$2,576,089
Samuel L. Belcher	N/A	$3,998,183	$3,998,183	$3,998,183	$3,998,183
Hyun Park	N/A	$2,503,476	$2,503,476	$2,503,476	$2,503,476
Christine L. Walker	$1,157,831	$1,157,831	$1,157,831	$1,157,831	$1,157,831

2023 PROXY STATEMENT	100

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(1) The amounts set forth in the “Retirement/Voluntary Termination” column represent the estimated amounts based on a target opportunity payout for all outstanding LTIP cycles that would be payable to the continuing NEO as a result of retirement/voluntary termination on December 30, 2022. LTIP awards are prorated based on full months of service. At the time of payment, the LTIP awards will be adjusted for actual performance. If we applied the actual performance results for the 2020-2022 cycle, the values would be the same as above since the 2020-2022 cycle paid at 100% of target. Unvested restricted stock is forfeited. Messrs. Taylor and Belcher were not eligible to retire as of December 30, 2022, since they were only 49 and 54 years old, respectively. Messrs. Park and Somerhalder do not meet the retirement eligibility requirements under the LTIP as of December 30, 2022, since they do not have 10 years of service.

(2) The amounts set forth in the “Involuntary Separation” column represent the estimated amounts that would be payable to the continuing NEO as a result of a December 30, 2022, involuntary severance without cause. LTIP awards are prorated based on full months of service. At the time of payment, the LTIP awards will be adjusted for actual performance. If we applied the actual performance results for the 2020-2022 cycle, the values would be the same as above since the 2020-2022 cycle paid at 100% of target. The restricted stock award for Mr. Belcher is paid at target for an involuntary separation, provided that Mr. Belcher executes a release agreement.

(3) The amounts set forth in the “Death” column represent the estimated amounts that would be payable to the continuing NEO as a result of a death on December 30, 2022. In the event of a death, the LTIP awards are prorated and payable at target based on the fair market value on the date of death. All restricted stock awards fully vest, including the restricted stock awards for Mr. Belcher. LTIP amounts represented in the table are prorated based on full months of service at target.

(4) The amounts set forth in the “Disability” column represent the estimated amounts that would be payable to the continuing NEO as a result of termination due to Disability on December 30, 2022. LTIP awards are prorated and payable at the end of the performance period and based on actual performance. If we applied the actual performance results for the 2020-2022 cycle, the values would be the same as above since the 2020-2022 cycle paid at 100% of target. All restricted stock awards fully vest, including the restricted stock awards for Mr. Belcher. LTIP amounts represented in the table are prorated based on full months of service at target.

(5) The amounts set forth in the “Termination Without Cause following a CIC” column represent the estimated amounts that would be payable to the continuing NEO as a result of the double trigger vesting of awards effective as of December 30, 2022. Unvested restricted stock would fully vest at target in the event of a termination without cause following a CIC. LTIP awards are prorated at target in the event of a termination without cause following a CIC.

Departed NEO

The effective date of Mr. Strah’s retirement was September 16, 2022. Mr. Strah received $26,437 for 236 hours of banked and frozen vacation earned prior to 2008 and based on the effective pay rate as of December 31, 2008, when FirstEnergy’s vacation policies were revised, and employees and executives could no longer accumulate banked vacation. His outstanding incentive awards were prorated. Because Mr. Strah retired, he did not receive severance benefits or accelerated vesting of any incentive awards, or any enhanced compensation. For more information, refer to the “Key Executive Officer Transitions and Appointments” section on page 56 above.

CEO Pay Ratio

We believe our executive compensation program must be consistent and internally equitable to motivate our employees to perform in ways that enhance shareholder value. We are committed to internal pay equity, and our Compensation Committee annually reviews the internal pay ratio between our CEO’s total compensation and that for other NEOs and all non-executive employees. We had multiple CEOs in 2022 as a result of Mr. Strah’s retirement effective September 16, 2022. For purposes of this pay ratio disclosure, we have calculated the CEO annual total compensation based on the compensation of both Mr. Strah, who served as President and CEO for the majority of 2022, and Mr. Somerhalder who was serving as Interim President and CEO on the anniversary of the date used to identify the median employee in 2021. For 2022, the Compensation Committee elected to use the same median employee that was originally identified in 2021 to calculate our 2022 pay ratio calculation, as there has been no change to our employee population or employee compensation arrangements in the last fiscal year that we believe would have a significant impact on our pay ratio disclosure.

The process that we used to determine our “median employee” in 2021 is summarized below:

For 2021, we identified the median employee by analyzing the compensation of approximately 12,300 full-time, part-time, seasonal and temporary employees who were employed by us on December 31, 2021, and who had Form W-2 reportable earnings for 2021, other than Mr. Strah. As permitted by SEC rules, to determine the median employee, we calculated and ranked the taxable W-2 wages (Box 5) for 2021. Using this methodology, plus the consistently applied compensation measure, we identified our median employee for 2021.

We calculated the median employee’s annual total compensation for 2022 using the same calculation method as in the Summary Compensation Table, which resulted in median employee annual compensation of $130,212. As shown on the Summary Compensation Table, in 2022, Mr. Strah’s CEO Compensation was $9,268,371 and Mr. Somerhalder’s compensation was $3,663,808 based on both his roles as Vice Chair and Executive Director through May 2022 and Interim President and CEO from September 2022 through December 2022. When annualized to assume base salary earned for the full 2022 fiscal year, as well as the full year STIP at actual performance, the total CEO compensation for Mr. Strah is $10,028,647 and for Mr. Somerhalder is

101	FIRSTENERGY CORP.

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$10,024,632. As a result, we estimate that the ratio of CEO annualized total compensation to median employee annual total compensation for 2022 is approximately 77:1 when using either Mr. Strah’s or Mr. Somerhalder’s annualized compensation. We note that, due to our permitted use of reasonable estimates and assumptions in preparing this pay ratio disclosure, the disclosure may involve a degree of imprecision, and thus this pay ratio disclosure is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described above. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

2023 PROXY STATEMENT	102

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Pay versus Performance
As required by new pay versus performance (“PVP”) rules adopted by the SEC in 2022 and in effect for the first time for this Proxy Statement, the following Pay Versus Performance table (“PVP Table”) provides
SEC-required
information about compensation for 2022 for this Proxy Statement’s named executive officers, as well as our named executive officers from our 2022 and 2021 Proxy Statements (each of 2020, 2021 and 2022, a “Covered Year”). The PVP Table also provides information about the results for certain measures of financial performance during those same Covered Years. In reviewing this information, there are a few important things we believe you should consider:

◾	The information in columns (b) and (d) of the PVP Table comes directly from this year’s Summary Compensation Table (or prior years’ Summary Compensation Tables), without adjustment;

◾
As required by the SEC’s PVP rules, we describe the information in columns (c) and (e) of the PVP Table as “compensation actually paid” (or “CAP”) to the applicable PVP NEOs. However, these CAP amounts may not necessarily reflect the final compensation that our NEOs actually earned or walked away with for their service in the Covered Years, respectively. As a result, we urge investors to use caution when evaluating CAP amounts; and

◾
As required by the SEC’s PVP rules, we provide information in the PVP Table below about our cumulative absolute total shareholder return (“TSR”) results, cumulative TSR results for a peer group of companies identified in the PVP Table (“EEI TSR”), and our U.S. GAAP net income results (the “External Measures”) during the Covered Years. The peer group used for purposes of this PVP Table disclosure is substantially different than the comparator companies against which we evaluate relative TSR performance for our named executive officers for purposes of our performance-adjusted RSU awards, as described above in our Compensation Discussion and Analysis. As a result, we did not necessarily design our NEO compensation to move in tandem with improving, declining or steady achievement in these External Measures.

Due to the use and weighting of the Operating Earnings performance measure in our annual cash incentive compensation plan for 2022, we have determined that, pursuant to the SEC’s PVP rules, Operating Earnings should be designated as the “Company-Selected Measure” to be included in the far right column of the PVP Table below because we believe it is the most important financial measure that demonstrates how we sought to link executive pay to performance for 2022.

Pay Versus Performance Table (1)

Year (a)	Summary Compensation Table (SCT) Total for PEO Jones (b)	SCT Total for PEO Strah (b)	SCT Total for PEO Somerhalder (b)	Compensation Actually Paid to PEO Jones (c) (2)	Compensation Actually Paid to PEO Strah (c) (2)	Compensation Actually Paid to PEO Somerhalder (c) (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (e) (2)	Value of Initial Fixed $100 Investment Based On:		Net Income (GAAP) (h)	Operating Earnings (i) (5)(6)(7)
									FE TSR	EEI TSR
									(f) (3)	(g) (4)
2022	N/A	$9,268,371	$3,663,808	N/A	$4,461,489	$3,931,015	$3,195,262	$3,846,919	$97.88	$117.09	$439	$1,376
2021	N/A	$10,714,062	N/A	N/A	$11,432,150	N/A	$4,368,522	$5,296,905	$93.42	$115.76	$1,283	$1,438
2020	$10,066,956	$5,792,232	N/A	($23,907,697)	($1,673,575)	N/A	$2,407,686	($614,173)	$65.94	$98.84	$1,079	$1,381
(1) The tables below summarize our principal executive officer(s) (“PEOs”) and non-PEOs
for 2020 to 2022 (although Mr. Somerhalder was a
non-PEO
named executive officer in 2021 and was included in the Summary Compensation Table for that year, his individual Summary Compensation Table Total amount is not included in the table above for 2021 because he was not our PEO for that year):

PEO 2020-2022
Name	Position Start Date	Position End Date
John W. Somerhalder II	September 16, 2022	Current
Steven E. Strah	October 29, 2020	September 16, 2022
Charles E. Jones	January 1, 2015	October 29, 2020

103	FIRSTENERGY CORP.

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Non-PEO Named Executive Officers 2020-2022
Name	2020	2021	2022
John W. Somerhalder II		✓
K. Jon Taylor	✓	✓	✓
Samuel L. Belcher	✓	✓	✓
Hyun Park		✓	✓
Christine L. Walker	✓		✓
Gary D. Benz	✓
Robert P. Reffner	✓	✓
(2) For each Covered Year, in determining both the “compensation actually paid” (or “CAP”)) to our PEOs and the average “compensation actually paid” to our non-PEO
named executive officers for purposes of this PVP Table, we deducted from or added back to the total amounts of compensation reported in column (b) or (d) for such Covered Year the following amounts:

Item and Value Added (Deducted)	2022	2021	2020
SCT Total for Mr. Jones	N/A	N/A	$10,066,956
- change in actuarial present value of pension benefits			($2,983,653)
+ service cost of pension benefits			$447,581
+ prior service cost of pension benefits			N/A
- SCT Stock Awards column value			($6,028,833)
- SCT Option Awards column value			N/A
+ year-end fair value of outstanding equity awards granted in covered year			$0
+/- change in fair value of outstanding equity awards granted in prior years			$0
+ vesting date fair value of equity awards granted and vested in covered year			N/A
+/- change in fair value of prior-year equity awards vested in covered year			($6,068,010)
- prior year-end fair value of prior year equity awards forfeited in covered year			($19,341,739)
+ includable dividends/earnings on equity awards during covered year			N/A
Compensation Actually Paid for Mr. Jones	N/A	N/A	($23,907,697)

Item and Value Added (Deducted)	2022	2021	2020
SCT Total for Mr. Strah	$9,268,371	$10,714,062	$5,792,232
- change in actuarial present value of pension benefits	($691,253)	($1,869,542)	($2,512,170)
+ service cost of pension benefits	$348,485	$255,941	$244,302
+ prior service cost of pension benefits	N/A	N/A	N/A
- SCT Stock Awards column value	($6,601,055)	($5,755,252)	($1,614,667)
- SCT Option Awards column value	N/A	N/A	N/A
+ year-end fair value of outstanding equity awards granted in covered year	$1,158,750	$6,567,574	$953,881
+/- change in fair value of outstanding equity awards granted in prior years	$511,316	$940,309	($3,464,040)
+ vesting date fair value of equity awards granted and vested in covered year	N/A	N/A	N/A
+/- change in fair value of prior-year equity awards vested in covered year	$466,876	$579,058	($1,073,113)
- prior year-end fair value of prior year equity awards forfeited in covered year	N/A	N/A	N/A
+ includable dividends/earnings on equity awards during covered year	N/A	N/A	N/A
Compensation Actually Paid for Mr. Strah	$4,461,489	$11,432,150	($1,673,575)

2023 PROXY STATEMENT	104

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Item and Value Added (Deducted)	2022	2021	2020
SCT Total for Mr. Somerhalder	$3,663,808	N/A	N/A
- change in actuarial present value of pension benefits	($115,970)
+ service cost of pension benefits	$98,356
+ prior service cost of pension benefits	N/A
- SCT Stock Awards column value	($2,188,623)
- SCT Option Awards column value	N/A
+ year-end fair value of outstanding equity awards granted in covered year	$2,442,000
+/- change in fair value of outstanding equity awards granted in prior years	($59,917)
+ vesting date fair value of equity awards granted and vested in covered year	N/A
+/- change in fair value of prior-year equity awards vested in covered year	$18,941
- prior year-end fair value of prior year equity awards forfeited in covered year	N/A
+ includable dividends/earnings on equity awards during covered year	$72,421
Compensation Actually Paid for Mr. Somerhalder	$3,931,015	N/A	N/A

Item and Value Added (Deducted)	2022	2021	2020
Average SCT Total for Non-PEO Named Executive Officers	$3,195,262	$4,368,522	$2,407,686
- change in actuarial present value of pension benefits	($24,686)	($136,884)	($817,630)
+ service cost of pension benefits	$146,164	$75,895	$119,874
+ prior service cost of pension benefits	N/A	N/A	N/A
- SCT Stock Awards column value	($1,515,633)	($2,293,441)	($899,385)
- SCT Option Awards column value	N/A	N/A	N/A
+ year-end fair value of outstanding equity awards granted in covered year	$1,601,589	$2,791,195	$531,321
+/- change in fair value of outstanding equity awards granted in prior years	$244,735	$334,706	($1,561,408)
+ vesting date fair value of equity awards granted and vested in covered year	N/A	N/A	N/A
+/- change in fair value of prior-year equity awards vested in covered year	$199,488	$156,913	($394,631)
- prior year-end fair value of prior year equity awards forfeited in covered year	N/A	N/A	N/A
+ includable dividends/earnings on equity awards during covered year	N/A	N/A	N/A
Compensation Actually Paid for non-PEO Named Executive Officers	$3,846,919	$5,296,905	($614,173)
(3) For each Covered Year, our absolute total shareholder return was calculated as the yearly percentage change in our cumulative total shareholder return on our common stock, measured as the quotient of (a) the sum of (i) the cumulative amount of dividends for a period beginning with our closing price on NYSE on December 31, 2019 ($48.60 per share) through and including the last day of the Covered Year (each one-year,
two-year
and three-year periods, a “Measurement Period”), assuming dividend reinvestment, plus (ii) the difference between our closing stock price at the end versus the beginning of the Measurement Period ($41.94 per share for December 31, 2022, $41.59 per share for December 31, 2021 and $30.61 per share for December 31, 2020), divided by (b) our closing share price at the beginning of the Measurement Period ($48.60 per share). Each of these yearly percentage changes was then applied to a deemed fixed investment of $100 at the beginning of the Measurement Period to produce the Covered
Year-end
values of such investment as of the end of 2022, 2021 and 2020, as applicable. Because Covered Years are presented in the table in reverse chronical order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.
(4) For purposes of this pay versus performance disclosure, our peer group is EEI’s Index of Investor-Owned Electric Utility Companies (the “Peer Group”). For each Covered Year, our peer group cumulative total shareholder return was calculated based on a deemed fixed investment of $100 through the Measurement Period, assuming dividend reinvestment for the entities in the Peer Group (on a weighted basis depending on the respective entity’s stock market capitalization at the beginning of the Measurement Period).
(5) For 2020, Operating Earnings (for each Covered Year, a
non-GAAP
financial performance measure) is disclosed in millions and is calculated using the aggregate GAAP earnings adjusted for special items that are consistent with the Company’s external operating earnings (for each Covered Year, another non-GAAP
financial performance measure) reporting. Results for 2020 exclude the following: (i) the impacts associated with restructuring the business or other strategic decisions including the associated tax impacts,
(ii) non-deferred
major storm O&M expenses above or below the budgeted amount of $38 million, and (iii) the impacts of legal reserves or related expenses. External segment reporting is consistent with the internal financial reports to regularly assess performance of the business and allocate resources.
(6) For 2021, Operating Earnings is disclosed in millions and is calculated using the aggregate GAAP earnings adjusted for special items that are consistent with the Company’s external operating earnings reporting. Results for 2021 exclude the following: (i) the impacts of O&M costs for storms that are considered major events, such as named storms (tropical storms, hurricanes, and winter storms) with total costs of $20 million or higher (except that all other storm costs, including all capital costs for storms, will not be excluded), (ii) the impacts of unforeseen legislative or regulatory changes (i.e., tax reform, SEC/DOJ penalties and fines as a result of the ongoing investigations) or other strategic decisions that are approved by the Finance and Compensation Committees including but not limited to accelerated O&M spending and variances to budget around interest costs under the Company’s liquidity management strategy.
(7) For 2022, Operating Earnings is disclosed in millions and is calculated using the aggregate GAAP earnings adjusted for special items that are consistent with the Company’s external operating earnings reporting. Results for 2022 will include the following adjustments: the impacts of unforeseen accounting, legislative or regulatory changes will be included as adjustments. Other strategic decisions may also apply if they are approved in advance by the finance and compensation committees, including but not limited to accelerated O&M spending.

105	FIRSTENERGY CORP.

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Descriptions of Relationships Between CAP and Certain Financial Performance Measure Results
The following charts provide, across the Covered Years, a description of the relationships between (1) our cumulative total shareholder return and the cumulative total shareholder return of the Peer Group, (2) the compensation actually paid to the PEOs and the financial performance measures results set forth in columns (f), (h) and (i) of the PVP Table above, and (3) average compensation actually paid to our non-PEO
named executive officers and the financial performance measures results set forth in columns (f), (h) and (i) of the PVP Table above.

2023 PROXY STATEMENT	106

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2022 Tabular List
The following Tabular List provides the four
financial performance measures that we believe represent the most important financial performance measures we used to link compensation actually paid to our named executive officers for fiscal 2022 to our performance:

Operating Earnings
FE Cash Flow
Cumulative Operating EPS Growth
Relative Total Shareholder Return

107	FIRSTENERGY CORP.

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Director Compensation in Fiscal Year 2022

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Michael J. Anderson(7)	$47,390	$56,829	$—	$5,000	$109,219
Jana T. Croom(6)	$69,588	$95,581	$—	$—	$165,169
Steven J. Demetriou	$122,500	$152,449	$—	$9,634	$284,583
Lisa Winston Hicks	$199,327	$152,449	$—	$—	$351,776
Julia L. Johnson(7)	$43,599	$56,829	$—	$—	$100,428
Paul Kaleta	$192,500	$152,449	$—	$—	$344,949
Sean T. Klimczak(6)	$—	$—	$—	$—	$—
Jesse A. Lynn	$177,500	$152,449	$—	$—	$329,949
Donald T. Misheff(7)	$94,780	$56,829	$—	$16,574	$168,183
Thomas N. Mitchell(7)	$—	$100,380	$—	$—	$100,380
James F. O’Neil III	$20,000	$259,870	$—	$—	$279,870
Christopher D. Pappas(7)	$37,912	$56,829	$—	$—	$94,741
Luis A. Reyes(7)	$37,912	$56,829	$—	$—	$94,741
John W. Somerhalder II	$83,608	$$82,394	$—	$—	$166,002
Andrew Teno	$107,500	$152,449	$—	$—	$259,949
Leslie M. Turner	$125,000	$152,449	$—	$—	$277,449
Melvin D. Williams	$185,000	$152,449	$—	$—	$337,449

(1) Steven E. Strah, former President and CEO, is excluded from this table. Compensation received by Mr. Strah for 2022 is shown in the “2022 Summary Compensation Table” above. For John W. Somerhalder II, this table reflects compensation for service as Board Chair from May 21, 2022 to September 15, 2022. Refer to the “2022 Summary Compensation Table” above for details about compensation for Mr. Somerhalder in his interim roles as Vice Chair and Executive Director prior to May 21, 2022 and as Interim President and CEO beginning September 16, 2022.

(2) The amounts set forth in the Fees Earned or Paid in Cash column consist of fees earned in cash whether paid in cash, deferred into the FirstEnergy Corp. Deferred Compensation Plan for Outside Directors (“DDCP”) or elected to be received in stock in lieu of cash.

(3) The amounts set forth in the Stock Awards column represent the equity retainer received under the FirstEnergy Corp. 2020 Incentive Compensation Plan (“2020 Incentive Plan”) in the form of shares of common stock. Each amount constitutes the aggregate grant date fair value of stock awards for fiscal 2022 calculated in accordance with FASB ASC Topic 718. The equity retainer is typically paid in quarterly installments. The fair value per share on the grant dates for each director listed in the table was: $46.12 on April 1, 2022; $38.90 on July 1, 2022; $37.64 on October 1, 2022; and $41.76 on January 3, 2023. Share amounts are rounded down to the nearest whole share. There were no option awards or stock awards outstanding as of December 31, 2022.

(4) The amounts set forth in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflect only the above-market earnings on nonqualified deferred compensation. There are no pension values for non-employee directors. The formula used to determine the above market earnings equals 2022 total interest multiplied by the difference between 120 percent of the Applicable Federal Rate for long-term rates (AFR) and the plan rate and divided by the plan rate.

(5) The amounts set forth in the “All Other Compensation” column include compensation not required to be included in any other column. Charitable matching contributions made on behalf of our directors were $5,000 for Mr. Anderson. The FirstEnergy Foundation supports the charitable matching contributions under its Matching Gifts Program. Amounts attributable to personal use of corporate aircraft was $9,634 for Mr. Demetriou and $16,574 for Mr. Misheff. The value of the personal use of corporate aircraft is calculated based on the actual invoiced costs or the aggregate variable operating costs to the Company, including fuel costs, trip-related maintenance, universal weather monitoring costs, on-board catering, landing/ramp fees, and other miscellaneous variable costs. Fixed costs which do not change based on usage, such as pilots’ salaries, the amortized costs of the aircraft, and the cost of maintenance not related to trips are excluded. Directors’ spouses and immediate family members may accompany Directors on Company aircraft using unoccupied space on flights that were already scheduled, and the Company incurs no aggregate incremental cost in connection with such use.

(6) Ms. Croom and Mr. Klimczak were elected to your Board effective May 17, 2022. Mr. Klimczak does not receive compensation for his service on the Board pursuant to arrangements with Mr. Klimczak and Blackstone. The amounts paid to Ms. Croom were prorated based on her election date.

(7) Ms. Johnson and Messrs. Anderson, Misheff, Mitchell, Pappas, and Reyes concluded service on your Board effective May 17, 2022.

2023 PROXY STATEMENT	108

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Compensation of Directors

We use a combination of cash and equity-based incentive compensation in order to attract and retain qualified candidates to serve on your Board. Equity compensation provides incentives to directors linking their personal interests to our long-term financial success and to increases in shareholder value. In setting director compensation, we take into consideration the significant amount of time that directors spend in fulfilling their duties to us as well as the skill level required of members of your Board. A review is performed every other year to help ensure the competitiveness of non-employee director compensation. Only non-employee directors receive the compensation described below for their service on your Board. Since M. Strah was an employee, he was not eligible to receive additional compensation for his service on your Board in 2022. Further, pursuant to arrangements with Mr. Klimczak and Blackstone, Mr. Klimczak does not receive compensation for his service on the Board and is not required to participate in share ownership guidelines.

Fee Structure

Under the fee structure in effect for the first two quarters of 2022, each non-employee director received an annual cash retainer of $100,000 and an annual equity retainer valued at approximately $150,000 and paid in the form of our common stock. Effective July 1, 2022, the annual rate for the cash and equity retainers were increased to $115,000 and $160,000, respectively. The Chairs of the Corporate Governance, Corporate Responsibility and Political Oversight, Finance, and Operations and Safety Oversight Committees each received an additional $15,000 cash retainer in 2022 for serving as a committee chairperson. The Chair of the Audit Committee received an additional $25,000 cash retainer in 2022, and the Chair of the Compensation Committee received an additional $20,000 in 2022. The amounts paid to directors for 2022 were prorated accordingly, if applicable, based on the duration of their service. Mr. Misheff, the former non-executive Chair of the Board, received an additional $150,000 cash retainer in 2022, prorated based on the duration of service. Ms. Hicks is entitled to an additional $35,000 cash retainer for her role as Lead Independent Director, effective May 17, 2022. Ms. Turner currently directs the Company to pay her cash retainers to her wholly owned limited liability company, therefore, her cash retainers are not eligible for deferral as described below. The total annual compensation of each non-employee director shall not exceed the value of $750,000 in the aggregate of all cash compensation and the value of the applicable equity retainer.

Equity and cash retainers and chairperson retainers were paid in quarterly installments. Any equity compensation and any compensation deferred into equity was granted under the 2020 Incentive Plan. Directors are responsible for paying all taxes associated with cash and equity retainers. We do not gross up equity grants to directors to cover tax obligations.

Temporary Fee Structures

Beginning July 2021, the Special Litigation Committee approved an additional cash fee of $3,750 per quarter for Mr. Kaleta in his expanded role as chair of the Special Litigation Committee, and additional cash fees of $17,500 per quarter for members of the Special Litigation Committee for their expanded roles.

Following Mr. Somerhalder’s appointment as non-independent Board Chair, the Board approved compensation of an additional $250,000 retainer ($150,000 in cash and $100,000 in equity) for Mr. Somerhalder’s service as Board Chair, effective May 21, 2022. Effective September 16, 2022, Mr. Somerhalder was no longer entitled to compensation for the role of non-independent Board Chair for the period he serves as Interim President and CEO. See the Compensation Discussion and Analysis and Summary Compensation Table above for further discussion of Mr. Somerhalder’s 2022 executive compensation in his roles as Vice Chair and Executive Director prior to May 21, 2022 and as Interim President and CEO beginning September 16, 2022.

Share Ownership Guidelines

We believe it is critical that the interests of directors and shareholders be clearly aligned. As such, similar to the NEOs identified in the CD&A, directors are also subject to share ownership guidelines. Within 90 days of their election to your Board, a director must beneficially own a minimum of 100 shares of our common stock. Within five years of joining your Board, each director is required to own shares of our common stock with an aggregate value of at least six times the annual cash retainer (currently $690,000 in

109	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

common stock). Each director has either attained the required share ownership guideline or is expected to attain the required share ownership guideline within the allotted amount of time, except for Mr. Klimczak who does not receive compensation for his service on the Board and is not required to participate in share ownership guidelines. The share ownership guidelines are reviewed by the Compensation Committee for competitiveness on an annual basis and were last reviewed at the Compensation Committee’s July 2022 meeting.

For 2022, the following directly and indirectly held shares were included in determining whether a non-employee director met his/her ownership guidelines:

◾	Shares directly or jointly owned in certificate form or in a stock investment plan;

◾

Shares held individually or jointly by a broker, or, in certain circumstances, held in trust, or in an individual retirement account (“IRA”), shares held by a spouse, or other beneficially owned shares, to the extent known by the Company; and

◾	All units held in the DDCP, discussed below, which units are payable in shares.

Deferred Compensation Plan for Outside Directors

The DDCP is a nonqualified deferred compensation plan that provides directors the opportunity to defer compensation. Directors may defer up to 100 percent of their cash retainer into cash or stock accounts. Deferrals into the cash account can be invested in one of nine funds, similar to the investment funds available to all of our employees through the FirstEnergy Corp. Savings Plan, or in a Company-paid annually adjusted fixed income account. The Company paid interest at an annual rate of 4.02% on funds deferred into cash accounts beginning in 2013 and 6.02% on funds deferred into cash accounts prior to 2013. The interest rate received by the directors is the same rate received by all participants under the EDCP, as discussed further in the CD&A above.

For stock accounts, dividend equivalent units are accrued quarterly and applied to the directors’ accounts on each dividend payment date using the closing price of our common stock on that date. Payments made with respect to any dividend equivalent units that accrue after January 21, 2014, will be paid in cash.

Other Payments or Benefits Received by Directors

The corporate aircraft is available, when appropriate, for transportation to and from Board and committee meetings and training seminars. Mr. Misheff had the use of an office and administrative support with respect to carrying out his duties as non-executive Chair of the Board during his time serving in such role in 2022. The company pays all fees associated with director and officer insurance and business travel insurance for our directors. In 2022, our directors were eligible to receive perquisites including limited personal use of corporate aircraft and matching charitable contributions, the collective value of which was less than $10,000 for each director, other than Mr. Misheff. Directors are responsible for paying all taxes associated with perquisites and personal benefits.

All directors have entered into written indemnification agreements, which are intended to secure the protection for our directors contemplated by our Second Amended and Restated Code of Regulations and Ohio law. Each indemnification agreement provides, among other things, that we will, subject to the agreement terms, indemnify a director if by reason of their corporate status as a director, the person incurs losses, liabilities, judgments, fines, penalties, or amounts paid in settlement in connection with any threatened, pending, or completed proceeding, whether of a civil, criminal, administrative, or investigative nature. In addition, each indemnification agreement provides for the advancement of expenses incurred by a director, subject to certain exceptions, in connection with proceedings covered by the indemnification agreement. As directors and officers, the agreements for Messrs. Somerhalder and Strah address indemnity in both roles.

2023 PROXY STATEMENT	110

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Security Ownership of Management

The following table shows shares of common stock beneficially owned (as beneficial ownership is defined in Rule 13d-3 under the Exchange Act) as of March 17, 2023, by each director, director nominee, the NEOs, and all directors, director nominees and executive officers as a group.

Name	Class of Stock	Shares Beneficially Owned(1)(2)		Percent of Class(3)
Samuel L. Belcher	Common	[xxx	]	*
Jana T. Croom	Common	[xxx	]	*
Steven J. Demetriou	Common	[xxx	]	*
Lisa Winston Hicks	Common	[xxx	]	*
Paul Kaleta	Common	[xxx	]	*
Sean T. Klimczak	Common	[xxx	]	*
Jesse A. Lynn	Common	[xxx	]	*
James F. O’Neil III	Common	[xxx	]	*
Hyun Park	Common	[xxx	]	*
John W. Somerhalder II	Common	[xxx	]	*
Steven E. Strah	Common	[xxx	]	*
K. Jon Taylor	Common	[xxx	]	*
Andrew Teno	Common	[xxx	]	*
Leslie M. Turner	Common	[xxx	]	*
Melvin D. Williams	Common	[xxx	]	*
Christine L. Walker	Common	[xxx	]	*
All Directors and Executive Officers as a Group (17 people)	Common	[xxx	]	*	(3)

(1) The amounts set forth in this column include any shares with respect to which the executive officer, NEO or director may directly or indirectly have sole or shared voting or investment power. Unless otherwise noted below, each individual or member of the group has sole voting and investment power with respect to the shares beneficially owned.

(2) Deferred shares and other amounts payable in stock under the DDCP are held as stock units and are not beneficially owned (as defined in Rule 13d-3 under the Exchange Act) and are therefore not included in the table above. However, such stock units are counted for purposes of non-employee director share ownership guidelines. The stock unit holdings of the directors under the DDCP are as follows.

111	FIRSTENERGY CORP.

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Name	Director Deferred Stock Units Payable in Stock
Steven J. Demetriou	[xxx]
Lisa Winston Hicks	[xxx]
Paul Kaleta	[xxx]
Jesse A. Lynn	[xxx]
James F. O’Neil III	[xxx]
Andrew Teno	[xxx]
Leslie M. Turner	[xxx]
Melvin D. Williams	[xxx]

(3) The percentage of shares beneficially owned by each director or executive officer, or by all directors and executive officers as a group, does not exceed one percent of the class.

2023 PROXY STATEMENT	112

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Security Ownership of Certain Beneficial Owners

The following table shows all persons who are known by the Company to be the beneficial owner (as beneficial ownership is defined in Rule 13d-3 under the Exchange Act) of more than five percent of the outstanding shares of common stock of the Company as of March 17, 2023.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Common Shares Outstanding(6)	Voting Power Number of Shares		Dispositive Power Number of Shares
			Sole	Shared	Sole	Shared
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	66,818,032	11.69%	—	1,001,853	64,300,898	2,517,134
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	44,735,109	7.8%	41,742,237	—	44,735,109	—
Entities affiliated with State Street Corporation(3) One Lincoln Street Boston, MA 02111	44,093,784	7.71%	—	37,498,778	—	44,091,025
Blackstone Inc.(4) 345 Park Avenue New York, NY 10154	28,832,099	5.3	28,832,099	—	28,832,099	—
GIC Private Limited(5) 168 Robinson Road #37-01 Capital Tower Singapore 068912	29,625,590	5.18%	29,309,685	315,905	29,309,685	315,905

(1) Based solely on the most recently available Schedule 13G/A filed with the SEC on February 9, 2023.

(2) Based solely on the most recently available Schedule 13G/A filed with the SEC on January 25, 2023.

(3) Based solely on the most recently available Schedule 13G/A filed with the SEC on February 6, 2023.

(4) Based solely on the most recently available Schedule 13D filed with the SEC on December 23, 2021.

(5) Based solely on the most recently available Schedule 13G filed with the SEC on January 19, 2023.

(6) Percentages of shares beneficially owned are as reported on the applicable Schedule 13D, 13G or 13G/A.

Compensation Committee Interlocks and Insider Participation

Effective May 17, 2022, the members of the Compensation Committee were James F. O’Neil III, Steven J. Demetriou, Paul Kaleta, Sean T. Klimczak, and Lisa Winston Hicks. Julia L. Johnson and Leslie M. Turner also served on the Compensation Committee from January 1 through May 16, 2022. No member of the Compensation Committee during 2022 met the criteria to be considered to have an interlock or insider participation relationship.

113	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Certain Relationships and Related Person Transactions

Based on our size and varied business operations, we may engage in transactions with companies and other organizations in which a member of your Board, executive officer, or such person’s immediate family member also may be a board member, executive officer, or significant investor. In some of these cases, such person may have a direct or indirect material interest in the transaction with the Company. We recognize that related person transactions have the potential to create perceived or actual conflicts of interest and could create the appearance that decisions are based on considerations other than the best interests of the Company and its shareholders. Accordingly, as a general matter, it is our preference to avoid related person transactions. However, there are situations where related person transactions may be in, or may not be inconsistent with, the best interests of the Company and its shareholders. Your Board has determined that it is appropriate and necessary to have a process in place to identify and provide proper review of any related person transactions.

Based on the foregoing, your Board established a written Related Person Transactions Policy (the “Policy”) that has been implemented by the Corporate Governance, Corporate Responsibility and Political Oversight Committee in order to effectuate the review, approval, and ratification process surrounding related person transactions. This Policy supplements the Company’s other conflict-of-interest policies set forth in the FirstEnergy Conflicts-of-Interest Policy and Code of Business Conduct. Related person transactions may be entered into or continued only if a majority of the disinterested members of the Corporate Governance, Corporate Responsibility and Political Oversight Committee or your Board approves or ratifies the transaction in accordance with the Policy. The Chair of the Corporate Governance, Corporate Responsibility and Political Oversight Committee also has the delegated authority between meetings to review and determine whether a transaction should be approved or ratified in accordance with the Policy. In making its decisions, the Corporate Governance, Corporate Responsibility and Political Oversight Committee, Chair of the Corporate Governance, Corporate Responsibility and Political Oversight Committee or your Board will review current and proposed transactions by taking into consideration the Policy, which includes the definitions and terms set forth in Item 404 of Regulation S-K.

As part of the Policy, our management established review procedures for any transaction, proposed transaction or any known material amendment to a transaction, in which we are currently, or in which we may be, a participant in which the amount exceeds $120,000, and in which the related person, as defined in Item 404 of Regulation S-K, had or will have a direct or indirect material interest. In early 2023 our directors, current executive officers and certain former directors completed a questionnaire to assist your Company in identifying and assessing any potential related person transactions. Your Company facilitates the review by examining its financial records based on responses to the questionnaires. Any known related entities of the related persons are identified as such in the applicable computer system so that necessary business units are made aware of a potential related person transaction or proposed transaction involving the Company and a related entity. As applicable, management brings transactions to the attention of the Corporate Governance, Corporate Responsibility and Political Oversight Committee, Chair of the Corporate Governance, Corporate Responsibility and Political Oversight Committee or your Board for its review, approval or ratification.

When reviewing a transaction, the Corporate Governance, Corporate Responsibility and Political Oversight Committee, led by its Chair, or your Board reviews the material facts of the related person’s relationship to the Company, and his or her interest in the transaction, as well as the aggregate value of such transaction to the Company. Since January 1, 2022, we participated in the transactions described below, in which the amount involved exceeded $120,000 and in which any Board member, Board member nominee, executive officer, beneficial owner of more than five percent of our common stock, or a member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. Pursuant to the terms of the Policy, your Board’s Corporate Governance, Corporate Responsibility and Political Oversight Committee and/or the Chair of the Corporate Governance, Corporate Responsibility and Political Oversight Committee ratified and approved the transactions described below.

Mr. Kenneth A. Strah currently serves the Company as a Vice President, Customer Operations and has been employed by the Company since 1980. Mr. Kenneth A. Strah is the brother of Mr. Steven E. Strah who is the Company’s former President and CEO, and former Director. From January 1, 2022 through March 17, 2023, Mr. Kenneth A. Strah received compensation in the aggregate

2023 PROXY STATEMENT	114

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amount of approximately $[XX], which consisted of base salary, the STIP paid in 2023 for 2022 performance and the grant date value of performance-adjusted RSUs granted in 2022 under the LTIP. Mr. Kenneth A. Strah’s compensation is consistent with the terms of the Company’s compensation programs. No direct reporting relationship existed between Mr. Kenneth A. Strah and Mr. Steven E. Strah.

During 2022, State Street Corporation (“State Street”) provided asset management and trustee services relating to a trust associated with a Company employee benefit plan and was also beneficial owner of at least 5% of your Company’s common stock. State Street’s fees were approximately $[163,200] from January 1, 2022 through March 17, 2023 for such services. Their fees are unrelated to their common stock ownership, resulted from arm’s-length negotiations, and are reasonable in amount and reflect market terms and conditions. The Company does not believe State Street has any direct or indirect material interest in the transactions as a result of such services.

Related Person Transactions involving the Icahn Group

On March 16, 2021, the Company entered into the Director Nomination Agreement with the Icahn Group. Pursuant to the Agreement, the Board agreed to, effective as of March 18, 2021: (i) increase the size of the Board from 12 to 14 directors, resulting in a total of two vacancies; and (ii) appoint the Icahn Designees to serve as directors of the Company to fill such vacancies, each with a term expiring at the 2021 Annual Meeting. The Company also agreed to nominate each of the Icahn Designees for election as directors of the Company at the 2021 Annual Meeting, and to use its reasonable best efforts (including the solicitation of proxies) to obtain the election of each of the Icahn Designees at the 2021 Annual Meeting.

Messrs. Lynn and Teno remain non-voting directors of the Board, but are awaiting resolution of certain proceedings before the Maryland Public Service Commission that remain ongoing as of March [27], 2023. The Company remains committed to continue all reasonable efforts to favorably resolve the Maryland proceedings. The Icahn Designees will receive the same compensation as the Company’s other non-employee directors. The Company has also entered into a Director and Officer Indemnification Agreement with each of Mr. Teno and Mr. Lynn.

In the event the Icahn Designees are unable or otherwise cease to serve on the Board, the Director Nomination Agreement provides a mechanism for the Icahn group to designate a substitute director acceptable to the Board to be appointed to the Board for the remainder of the term of such Icahn Designee.

If at any time the Icahn Group ceases to hold a “net long” position (as defined in the Director Nomination Agreement) in at least: (i) three percent (3%) of the total outstanding common shares of the Company, the Icahn Group will cause one Icahn Designee to promptly resign from the Board and any committee of the Board on which he or she then sits; and (ii) one and one-half percent (1.5%) of the total outstanding common shares of the Company, the Icahn Group will cause each Icahn Designee to promptly resign from the Board and any committee of the Board on which he or she then sits.

Further, during the applicable term of the Director Nomination Agreement, the Company has generally agreed (i) not to create a separate executive committee of the Board or any other committee with functions similar to those customarily granted to an executive committee, (ii) not to form any new committee without offering at least one Icahn Designee the opportunity to be a member of such committee, and (iii) that, with respect to any Board consideration of appointment and employment of named executive officers, specified transactions, and certain other matters such voting with respect thereto shall take place only at the full Board level or in committees of which one of the Icahn Designees is a member.

From the date of the Director Nomination Agreement until the later of (i) 30 days before the last day of the nomination deadline for shareholders to nominate candidates for the annual meeting following the Annual Meeting and (ii) 30 days after such date as no Icahn Designee is on the Board and the Icahn Group has no right to designate a replacement designee (such period, the “Standstill Period”), the Icahn Group has agreed to vote all common shares of the Company that it or its affiliates have the right to vote in favor of the election of directors nominated and recommended by the Board for election and otherwise in accordance with the recommendations of the Board, subject to certain exceptions and early termination upon certain specified events. The Icahn Group has also agreed to certain customary standstill and mutual non-disparagement restrictions during the Standstill Period, subject to certain exceptions and early termination upon certain specified events. In addition, as long as the Icahn Group has a “net long” position, as defined in the Director Nomination Agreement, in at least one and one-half percent (1.5%) of the total outstanding common shares of the Company, the Company will not adopt a rights plan designed to increase the cost to a potential acquirer

115	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

which includes a triggering threshold below 10.0% of the then-outstanding common stock through the issuance of new rights, common stock or preferred shares, unless such rights plan exempts the Icahn Group up to a beneficial ownership of 9.99%. The Director Nomination Agreement will terminate and be of no further force or effect at such time, if any, following the 2021 Annual Meeting that (i) no Icahn Designee serves on the Board and (ii) the Icahn Group is no longer entitled to designate a replacement designee for any Icahn Designee; except that the customary standstill and mutual non-disparagement restrictions will terminate at the end of the Standstill Period.

Pursuant to the Director Nomination Agreement, the Company and the Icahn Group also entered into a confidentiality agreement and agreed to negotiate in good faith and enter into a customary registration rights agreement by no later than July 1, 2021, with respect to the common shares of the Company beneficially owned by the Icahn Group. To date, the parties have not entered into a registration rights agreement.

Related Person Transactions involving the Blackstone Group L.P.

On November 6, 2021, the Company entered into Common Stock Purchase Agreement (the “Blackstone PSA”) with BIP Securities II-B L.P., an affiliate of Blackstone Infrastructure Partners L.P. (“Blackstone”), for the private placement of 25,588,535 shares of the Company’s common stock at a price of $39.08 per share (the “Private Placement”). Pursuant to the Blackstone PSA, and for so long as Blackstone beneficially owns at least 75% of the shares of common stock acquired by it at the closing of the Private Placement (such period, the “Nomination Period”), Blackstone will have the right to nominate one natural person for election to the Board (the “Blackstone Nominee”) and the Company will: (i) upon the occurrence of a vacancy on the Board during the Nomination Period, if the Blackstone Nominee is not then serving as a member of the Board, cause the Blackstone Nominee to be appointed to the Board; and (ii) in connection with each annual meeting of the stockholders of the Company at which directors are generally elected during the Nomination Period, (A) include the Blackstone Nominee as a nominee for election to the Board; (B) include the Blackstone Nominee in the Company’s notice of annual meeting (or any supplement thereto); (C) not nominate more nominees than the number of persons to be elected to the Board at such meeting (which amount shall include the Blackstone Nominee); and (D) use reasonable best efforts to cause the election of the Blackstone Nominee so nominated by the Company (including by (x) recommending that the Company’s stockholders vote in favor of the election of the Investor Nominee and (y) otherwise support the Investor Nominee for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate). Pursuant to the Blackstone PSA and Blackstone’s recommendation, the Board agreed to nominate Mr. Sean Klimczak for election as a director of the Company at the 2022 Annual Meeting.

In addition, the Company and Blackstone each agreed to use reasonable best efforts (including the exhaustion of all available appeals processes) to, as promptly as practicable, among other matters, obtain all Regulatory Approvals (as defined in the Blackstone PSA) necessary to permit Mr. Klimczak to remain a director of the Company (or to rejoin the Board, as applicable), to vote at meetings of the Board or any Board committee and to take the other actions contemplated by the Blackstone PSA. On April 21, 2022, FERC authorized the transaction with Blackstone and, effective as of his election at the 2022 Annual Meeting, Mr. Klimzcak received full rights as a director of the Company.

The Company also entered into a Director and Officer Indemnification Agreement with Mr. Klimczak.

In the event Mr. Klimczak becomes unable or otherwise ceases to serve on the Board, the Blackstone PSA provides a mechanism for Blackstone to designate a substitute director acceptable to the Board to be appointed to the Board for the remainder of term of the Blackstone Nominee.

In the event that Blackstone ceases to beneficially own at least 75% of the shares of Common Stock acquired by it at the closing of the Private Placement, if requested by the Board, Blackstone shall cause Mr. Klimczak or its then nominee to immediately resign from the Board.

2023 PROXY STATEMENT	116

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Audit Committee Report

The Audit Committee of your Board is charged with assisting your full Board in fulfilling its oversight responsibility with respect to the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The Audit Committee acts under a written charter that is reviewed annually, revised as necessary, and is approved by your Board. The charter specifies that the Audit Committee is directly responsible for the appointment, compensation and retention of, and the oversight of the work and pre-approval of all services provided by the Company’s independent registered public accounting firm, which was PricewaterhouseCoopers LLP during 2022. In connection with the Audit Committee’s approval of any non-audit services, the Audit Committee considers whether the independent registered public accounting firm’s performance of any non-audit services is compatible with the independent auditor’s independence.

As part of the Audit Committee’s annual auditor engagement process, the Audit Committee considers whether to rotate the independent registered public accounting firm. The Audit Committee also participates in the selection of and ensures the regular rotation of the lead audit partner and concurring partner of the Company’s independent registered public accounting firm every five years. PricewaterhouseCoopers LLP has been the Company’s independent auditor since 2002. The Audit Committee currently believes that there are benefits to having an independent auditor with an extensive history with the Company. In connection with its auditor engagement process, the Audit Committee considers the continued independence of PricewaterhouseCoopers LLP and considers the benefits including: quality audit work and accounting advice due to PricewaterhouseCoopers LLP’s institutional knowledge of our business and operations, accounting policies and financial systems, and internal control framework; knowledge of the utility industry; and operational efficiencies and a resulting lower fee structure because of PricewaterhouseCoopers LLP’s history and familiarity with our business. Using a framework developed by management, the Audit Committee also assesses the appropriateness and reasonableness of PricewaterhouseCoopers LLP’s fees relative to the Company’s business needs and as compared to fees incurred by peer companies of comparable financial statement risk, size and complexity of business and related internal control environment.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. In performing its review, the Audit Committee discussed the propriety of the application of accounting principles by the Company, the reasonableness of significant judgments and estimates used in the preparation of the financial statements, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed and discussed with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, their opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States. This discussion covered the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm regarding their independence from the Company as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm such firm’s independence.

The Audit Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope, plans, and results of their respective audits. The Audit Committee met with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting process.

Based on the above reviews and discussions, the Audit Committee recommended to your Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.

Audit Committee Members: Leslie M. Turner (chair), James F. O’Neil III, Andrew Teno and Jana T. Croom.

117	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Matters Relating to the Independent Registered Public Accounting Firm

Audit Fees

The following is a summary of the fees paid by the Company to its independent registered public accounting firm, PricewaterhouseCoopers LLP, for services provided to the Company and its reporting subsidiaries during the years 2021 and 2022.

PricewaterhouseCoopers LLP billed the Company an aggregate of $8,653,000 in 2022 and $8,189,000 in 2021 in fees for professional services rendered for the audit of the Company’s annual financial statements and the review of the financial statements included in each of the Company’s Quarterly Reports on Form 10-Q, services that are normally provided in connection with statutory and regulatory filings or engagements, audit-related services and non-audit-related services as noted below.

	Fees for Audit Year 2022	Fees for Audit Year 2021
Audit Fees(1)	$7,523,000	$7,902,000
Audit Related Fees(2)	$190,000	$70,000
Tax Fees(3)	$220,000	$—
All Other Fees(4)	$720,000	$217,000
Total	$8,653,000	$8,189,000

(1) Professional services rendered for the audits of FirstEnergy’s annual financial statements and reviews of unaudited financial statements included in FirstEnergy’s Quarterly Reports on Form 10-Q and for services in connection with statutory and regulatory filings or engagements, including comfort letters, agreed upon procedures and consents for financings and filings made with the SEC.

(2) Audit-related fees in 2022 and 2021 were related to services rendered for assessments for Employee, Environmental, Social and Corporate Governance reporting.

(3) Tax-related fees in 2022 were primarily related to the performance of tax services in conjunction with the Purchase and Sale Agreement entered into on November 6, 2021, by and between FE, FET, Brookfield and Brookfield Guarantors.

(4) All other fees in 2022 primarily reflect certain costs incurred as a result of system implementation quality assurance services, the ongoing SEC investigation and software subscription fees. All other fees in 2021 primarily reflect the ongoing SEC investigation, software subscription fees and accounting research license costs.

The Audit Committee has considered whether any non-audit services rendered by the independent registered public accounting firm are compatible with maintaining its independence. The Audit Committee, in accordance with its charter and in compliance with all applicable legal and regulatory requirements promulgated from time to time by the NYSE and SEC, has a policy under which the independent registered public accounting firm cannot be engaged to perform non-audit services that are prohibited by these requirements. The charter further states that any engagement of the independent registered public accounting firm to perform other audit-related or any non-audit services must have approval in advance by the Chair of the Audit Committee upon the recommendation of the Vice President, Controller and Chief Accounting Officer. Such approved engagement is then presented to the Audit Committee at its next regularly scheduled meeting. All audit and non-audit services provided by PricewaterhouseCoopers LLP in 2022 and 2021 were pre-approved.

2023 PROXY STATEMENT	118

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Transparency in Corporate Contributions

Pursuant to FirstEnergy’s obligations in Section 5(D) (“Transparency in Corporate Contributions”) of the Deferred Prosecution Agreement filed on July 22, 2021, in United States v. FirstEnergy Corp., Case No. 1:21cr00086 (SDOH), as well as its obligations pursuant to the settlement resolving all of the shareholder derivative lawsuits (discussed above, on page 13) below are lists of payments made by FirstEnergy to entities incorporated under 26 U.S.C. § 501(c)(4), and to entities known by FirstEnergy to be operating for the benefit of a public official, either directly or indirectly for time periods beginning January 1, 2022 through December 31, 2022. The Company’s Political and Lobbying Action Plan was approved by the Board in 2022. In the future, reports on third-party audits of the Political and Lobbying Action Plan will be included here, where applicable.

Payments made between January 1, 2022 - March 31, 2022:

Date Paid	Organization Name	Organization Address	Amount	Purpose

1/3/2022-2/17/2022	Association of Certified Fraud Examiners Northeast Ohio Chapter	PO Box 14715 Cleveland, OH 44114	$30.00	Membership dues

1/14/2022-3/14/2022	Midcontinent Independent System Operator, Inc.	720 City Center Dr, Carmel, IN 46032	$1,073,770.59	Payments for legacy MISO Transmission Expansion Plan (MTEP) project costs that were allocated to a FirstEnergy subsidiary, as mandated by FERC

1/31/2022	The National Board of Boiler & Pressure Vessel Inspectors	1055 Crupper Avenue Columbus, OH 43299	$26.00	Payment to receive manufacture data for certain equipment

2/7/2022	Midwest Renewable Energy Tracking System Inc.	Lockbox 446023 PO Box 64079 Saint Paul MN 55164-0703	$2,200.00	Subscription for services

Payments made between April 1, 2022 - June 30, 2022:

Date Paid	Organization Name	Organization Address	Amount	Purpose

4/8/2022	Point Marion Fire Department	1 Cheat St. Point Marion, PA 15474	$2,750.00	Payment for fire department services

4/14/2022-6/14/2022	Midcontinent Independent System Operator, Inc.	720 City Center Dr, Carmel, IN 46032	$1,048,519.56	Payments for legacy MISO Transmission Expansion Plan (MTEP) project costs that were allocated to a FirstEnergy subsidiary, as mandated by FERC

4/29/2022	Association of Certified Fraud Examiners Northeast Ohio Chapter	PO Box 14715 Cleveland, OH 44114	$70.00	Training

5/5/2022-6/17/2022	National Association of Regulatory Utility Commissioners (NARUC)	1101 Vermont Avenue, NW, Suite 200, Washington, DC 20005	$3,669.00	NARUC Summer Summit registration for employee attendance

Payments made between July 1, 2022 - September 30, 2022:

Date Paid	Organization Name	Organization Address	Amount	Purpose

7/15/2022-9/15/2022	Midcontinent Independent System Operator, Inc.	720 City Center Dr, Carmel, IN 46032	$1,048,083.24	Payments for legacy MISO Transmission Expansion Plan (MTEP) project costs that were allocated to a FirstEnergy subsidiary, as mandated by FERC

119	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Date Paid	Organization Name	Organization Address	Amount	Purpose

7/18/2022-9/23/2022	National Association of Regulatory Utility Commissioners (NARUC)	1101 Vermont Avenue, NW, Suite 200, Washington, DC 20005	$4,295.00	NARUC Summer Summit registration for employee attendance

7/26/2022	Veterans of Foreign Wars Post 5642	16972 SR 706 Montrose PA 18801	$25.32	Payment for a meal

8/24/2022	NAACP	2131 Stokes Blvd., Cleveland, OH 44106	$2,000.00 + 3 hours volunteer time	Support for Annual Human Rights Banquet and Gala Planning Committee

9/2/2022-9/21/2022	Association of Certified Fraud Examiners Northeast Ohio Chapter	PO Box 14715 Cleveland, OH 44114	$90.00	Training expenses

9/14/2022	Mountain State Forest Festival Association	101 Lough St. Elkins WV 26241	$2,000.00	Support for Lumberjack Competition Event

9/26/2022	Milford NJ Fire Company*	21 Water St., Milford, NJ 08848	8 hours volunteer time	Fire safety presentation at a local school

Payments made between October 1, 2022 - December 31, 2022:

Date Paid	Organization Name	Organization Address	Amount	Purpose

10/3/2022	Mountain State Forest Festival Association	101 Lough St. Elkins WV 26241	$2,000.00	Support for Lumberjack Competition Event

10/14/2022-12/14/2022	Midcontinent Independent System Operator, Inc.	720 City Center Dr, Carmel, IN 46032	$1,044,216.30	Payments for legacy MISO Transmission Expansion Plan (MTEP) project costs that were allocated to a FirstEnergy subsidiary, as mandated by FERC

10/17/2022	Milford NJ Fire Company	21 Water St., Milford, NJ 08848	$500 plus 8 hours volunteer time	Support for Annual Community Day Pig Roast and fire safety presentation at a local school

10/28/2022-12/9/2022	Northern Tier Regional Planning and Development	312 Main St. Towanda, PA 18848	3 hours	Employee time contributed to organization’s board service

11/8/2022	Association of Certified Fraud Examiners Northeast Ohio Chapter	PO Box 14715 Cleveland, OH 44114	$10.00	Membership dues

11/13/2022	National Association of Regulatory Utility Commissioners (NARUC)	1101 Vermont Avenue, NW, Suite 200, Washington, DC 20005	$1,500.00	Registration fee to attend 2022 NARUC Annual Meeting and Educational Conference

11/30/2022	Lumberport Volunteer Fire Department	PO Box 33, Lumberport, WV 26386	$7,500.00	Donation to a local fire department

11/30/2022	Shinnston Fire Department	37 Bridge Street Shinnston, WV 26431	$2,500.00	Donation to a local fire department

12/6/2022	Tri County ATV Recreation & Rescue Association	632 Tower Hill Road Heilwood, PA 15745	$17,000.00	Real estate related payments

12/23/2022	American Disabled Veterans	2044 Youngstown Road SE Warren, OH 44484	$3,000.00	Support for Annual Homeless Veterans and holiday events

2023 PROXY STATEMENT	120

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Questions and Answers about the Annual Meeting

Proxy Materials

1	Q:	Why did I receive these proxy materials?

A:

You received these proxy materials because you were a shareholder of record or beneficial owner (as defined below) of shares of common stock of FirstEnergy Corp. as of the close of business on March 27, 2023, the record date (the “Record Date”). The Annual Meeting will be held on Wednesday, May 24, 2023. We began distributing these proxy materials to shareholders on or about March [28], 2023

2	Q:	What is the difference between holding shares as a “shareholder of record” and holding shares in “street name” or as a “beneficial owner”?

	A:	Shareholder of Record: If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you are a shareholder of record of the shares. As the shareholder of record, you have the right to vote your shares directly or to grant a proxy to vote your shares to a representative of the Company or to another person. As a record holder you have received either a proxy card to use in voting your shares or a Notice of Internet Availability which instructs you how to vote.

Beneficial Owner: If your shares are held for you in a brokerage, bank or other institutional account, it is likely that you are the beneficial owner of shares, meaning that you hold shares in “street name.” You are also a beneficial owner if you own shares through the FirstEnergy Corp. Savings Plan (the “Savings Plan”).

As a beneficial owner of shares, you have the right to direct the registered holder to vote your shares, and you may attend the Annual Meeting (please see the “Attending the Virtual Annual Meeting” section of the “Questions and Answers about the Annual Meeting” below for instructions on how to register in advance). Your bank, broker or other institution has provided a voting instruction form for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the shareholder of record, you may not vote your shares virtually at the Annual Meeting unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so. Additionally, if you are a Savings Plan participant, because the Savings Plan’s Trustee is the only one who can vote your Savings Plan shares, you cannot vote your Savings Plan shares virtually at the Annual Meeting (although you may attend the Annual Meeting by following the instructions on how to register in advance in the “Attending the Virtual Annual Meeting” section of the “Questions and Answers about the Annual Meeting” below).

3	Q:	Can I view future FirstEnergy proxy materials and annual reports on the Internet instead of receiving paper copies?

	A:	Yes. If you received paper copies of this Proxy Statement and the annual report and you are a shareholder of record, you can elect to view future proxy statements and annual reports on the Internet by marking the designated box on your proxy card or by following the instructions when voting by Internet or by telephone. If you choose this option, prior to the next annual meeting, you will be mailed a paper copy of the proxy card along with instructions on how to access the proxy statement and annual report using the Internet unless applicable regulations require delivery of printed proxy materials. Your choice will remain in effect until you notify us that you wish to resume mail delivery of these documents.

If you previously elected to access your proxy materials over the Internet, you will not receive the Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) or paper copies of proxy materials in the mail unless required by law. Instead, you will receive a paper copy of the proxy card along with instructions on how to access the proxy statement and annual report using the Internet.

121	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

If you received a Notice of Internet Availability, you may not receive printed copies of proxy statements and annual reports in the future unless required by law. However, you may elect to be mailed a paper proxy card with instructions on how to access proxy statements and annual reports using the Internet for future meetings by following the instructions when voting. The Notice of Internet Availability also contains instructions on how you may request delivery of proxy materials in printed form for the Annual Meeting or on an ongoing basis, if desired.

If you are a beneficial owner, refer to the information provided by your broker, bank or other nominee for instructions on how to elect to view future FirstEnergy proxy statements and annual reports on the Internet instead of receiving paper copies.

4	Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of receiving a full set of printed proxy materials?

A:

To reduce the environmental impact and related costs of the Annual Meeting, we are pleased to again furnish the proxy materials over the Internet. As a result, we are sending a number of our shareholders a Notice of Internet Availability instead of a printed copy of the proxy materials. All shareholders receiving the Notice of Internet Availability will have the ability to access the proxy materials and vote via the Internet and to request a printed copy of the proxy materials by mail, if desired. Instructions on how to access the proxy materials over the Internet, to vote online, and to request a printed copy may be found in the Notice of Internet Availability. The Notice of Internet Availability identifies the items to be voted on at the Annual Meeting, but shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability. Any Notice of Internet Availability that is returned will not be counted as votes. In addition, the Notice of Internet Availability contains instructions on how you may request delivery of proxy materials in printed form for this Meeting or on an ongoing basis, if desired.

5	Q:	Why did we receive just one copy of the Proxy Statement and annual report when we have more than one stock account in our household?

A:

Where possible, we follow the SEC rule that permits us to send one copy each of this Proxy Statement and the annual report to a household if shareholders provide written or implied consent. We previously mailed a notice to eligible registered shareholders stating our intent to use this rule unless a shareholder provided an objection. Using this rule reduces unnecessary publication and mailing costs. Shareholders continue to receive a separate proxy card or opportunity to vote via the Internet, as applicable, for each stock account. If you are a registered shareholder and received only one copy each of the Proxy Statement and the annual report in your household, you can request additional copies for some or all accounts for this year or in the future, either by calling Shareholder Services at 1-800-736-3402 or by writing to FirstEnergy Corp., c/o American Stock Transfer & Trust Company, LLC, P.O. Box 2016, New York, NY 10272-2016, and we will promptly deliver the requested copies. You also may contact us in the same manner if you are receiving multiple copies of this Proxy Statement and/or the annual report in your household and desire to receive one copy. If you are not a registered shareholder and your shares are held by a bank, broker, or other institution you will need to contact such bank, broker, or other institution to revoke your election and receive multiple copies of these documents.

6	Q:	Who is soliciting my vote, how are proxy cards being solicited, and what is the cost?

	A:	Your Board is soliciting your vote. We have arranged for the services of Morrow Sodali LLC to solicit votes personally or by telephone, mail, or other electronic means for a fee not expected to exceed $19,250, plus reimbursement of reasonable expenses. Votes also may be solicited in a similar manner by officers and employees of the Company and members of your Board on an uncompensated basis. The Company will pay all reasonable solicitation costs and will reimburse banks, brokers or other nominees for postage and expenses incurred by them for sending proxy materials to beneficial owners.

2023 PROXY STATEMENT	122

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Voting Matters

7	Q :	What items of business will be voted on at the Annual Meeting and how does the Board recommend that I vote?
A:

Item	Brief Description	Board’s Recommendation
1	Elect the 11 nominees named in this Proxy Statement to the Board of Directors	✓ “FOR” each director nominee

2	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023	✓ “FOR”

3	Approve, on an advisory basis, named executive officer compensation	✓ “FOR”

4	Approve, on an advisory basis, the frequency of future advisory votes to approve Named Executive Officer compensation	✓ “EVERY YEAR”

5	Approve an Amendment to the Second Amended and Restated Code of Regulations to Reduce the Percentage of Shares Required to Call a Special Meeting of Shareholders	✓ “FOR”

6	Shareholder Proposal Requesting Shareholder Ratification of Termination Pay	X “AGAINST”

7	Shareholder Proposal Requesting a New Board Committee on Decarbonization Risk	X “AGAINST”

8	Q:	What is a quorum and what other voting information should I be aware of?
A:

As of the Record Date, [XXX] shares of our common stock were outstanding. A majority of these shares represented at the Annual Meeting either virtually or by proxy constitutes a quorum. A quorum is required to conduct business at the Annual Meeting. All shares represented at the Annual Meeting are counted for the purpose of determining a quorum. You are entitled to one vote for each share of common stock you owned on the Record Date.

A broker non-vote occurs when an entity holding shares in street name, such as a bank or broker, submits a proxy for your shares but does not indicate a vote for a particular “non-routine” proposal (Items 1 and 3 – 7) because your broker does not have the authority to vote on that proposal and has not received specific voting instructions. If you are a beneficial owner, we encourage you to provide instructions to your bank, broker, or other institution by executing the voting form supplied to you by that entity. Pursuant to applicable rules, if your shares are held in a broker account, you must provide your broker with voting instructions for all matters to be voted on at the Annual Meeting except on Item 2. A broker will be permitted to vote your shares on Item 2 without your instructions because Item 2 is considered a “routine” matter under applicable NYSE rules; however, your broker cannot vote your shares on any other items unless you provide instructions because such other items are deemed to be “non-routine” matters under NYSE rules. Therefore, your failure to give voting instructions means that your shares will not be voted on any “non-routine” items and, as applicable, your unvoted shares will be broker non-votes.

An item to be voted on may require a percentage of votes cast, rather than a percentage of shares outstanding, to determine passage or failure. Votes cast is defined to include both “For” and “Against” votes and excludes abstentions and broker non-votes.

If you properly sign and return your proxy card but your proxy card is not completed properly, such as marking more than one box for an item, your vote for that particular item will be treated as an abstention.

123	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

9	Q:	What is the vote required for each item to be voted on at the Annual Meeting?

A:

Item	Brief Description	Vote Required	Treatment of Abstentions and Broker Non-Votes

1	Elect the 11 nominees named in this Proxy Statement to the Board of Directors

Nominees receiving more “For” votes than “Against” votes (among votes properly cast virtually or by proxy) will be elected.

As further described in Item 1 above, any nominee for director who receives a greater number of votes “Against” than votes “For” his or her election must promptly tender his or her resignation to the Corporate Governance, Corporate Responsibility and Political Oversight Committee following certification of the shareholder vote.

No effect.

2	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023	Requires the affirmative vote of a majority of votes cast.	Abstentions – No effect. Broker Non-votes – Not applicable.

3	Approve, on an advisory basis, named executive officer compensation	This advisory proposal requires the affirmative vote of a majority of the votes cast.	No effect.

4	Approve, on an advisory basis, the frequency of future advisory votes to approve Named Executive Officer compensation	The alternative receiving the greatest number of votes will be considered the recommendation, on an advisory basis, by the shareholders of the frequency of future advisory votes to approve named executive officer compensation	No effect.

5	Approve an Amendment to the Second Amended and Restated Code of Regulations to Reduce the Percentage of Shares Required to Call a Special Meeting of Shareholders	Requires the affirmative vote of a majority of the voting power of the Company (i.e., outstanding common shares).	Have the same effect as an “Against” vote.

6	Shareholder Proposal Requesting Shareholder Ratification of Termination Pay

The non-binding shareholder proposal requires the affirmative vote of a majority of votes cast.

Notwithstanding the results of the shareholder vote, the ultimate adoption of any measures called for by the shareholder proposal is at the discretion of your Board.

No effect.

7	Shareholder Proposal Requesting a New Board Committee on Decarbonization Risk

The non-binding shareholder proposal requires the affirmative vote of a majority of votes cast.

Notwithstanding the results of the shareholder vote, the ultimate adoption of any measures called for by the shareholder proposal is at the discretion of your Board.

No effect.

2023 PROXY STATEMENT	124

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

10	Q:	Will any other matters be voted on other than those described in this Proxy Statement?

A:

We do not know of any business that will be considered at the Annual Meeting other than the matters described in this Proxy Statement. However, if other matters are presented properly, your executed appointment of a proxy will give authority to the appointed proxies to vote on those matters at their discretion, unless you indicate otherwise in writing.

11	Q:	Where can I find the voting results of the Annual Meeting?

A:

We will announce preliminary voting results at the Annual Meeting. Final voting results will be reported in a Current Report on Form 8-K, which is required to be filed with the SEC within four business days after the date of the Annual Meeting and will be posted on our website at https://investors.firstenergycorp.com/ then by selecting “SEC Filings & Reports.” You may also automatically receive the Company’s SEC filings (which include alerts for the filing of Form 8-Ks by the Company with the SEC) via e-mail by visiting our website at https://investors.firstenergycorp.com/EmailNotification and selecting “Company Documents.”

How You Can Vote

12	Q:	Who is entitled to vote at the Annual Meeting?

A:

Shareholders of record of FirstEnergy common stock as of the Record Date are entitled to receive notice of the Annual Meeting and vote their shares. If you plan to attend the Annual Meeting, please see the “Attending the Virtual Annual Meeting” section below of these “Questions and Answers about the Annual Meeting” for instructions on how to register in advance.

13	Q:	How do I vote?

A:

As further described below, if you are voting by Internet, telephone or mail, your vote must be received by 6:00 a.m., EDT, on Wednesday, May 24, 2023, to be counted in the final tabulation, except for shares held by participants in the FirstEnergy Corp. Savings Plan. If you are a participant in the FirstEnergy Corp. Savings Plan, your vote on shares held through the FirstEnergy Corp. Savings Plan must be received by 6:00 a.m., EDT, on Tuesday, May 23, 2023, to be counted in the final tabulation. Beneficial owners (other than participants in the FirstEnergy Corp. Savings Plan) will receive instructions from the holder of record (the bank, broker, institution or other nominee that holds your shares) that you must follow for your shares to be voted.

Do you hold shares directly with FirstEnergy or in the FirstEnergy Corp. Savings Plan?

INTERNET	MAIL

Use the internet at www.cesvote.com	Mail by returning your proxy card/voting instruction form (1)

TELEPHONE	DURING THE MEETING

Call toll-free at 1-888-693-8683	This year’s meeting will be virtual. For details on voting your shares during the meeting, see “Questions and Answers about the Annual Meeting.”

(1) If your pre-addressed envelope is misplaced, send your proxy card to Corporate Election Services, Inc., the Company’s independent proxy tabulator and Inspector of Election. The address is FirstEnergy Corp., c/o Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230.

125	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Do you hold shares through a bank, broker or other institution (beneficial ownership)? (2)
Use the internet at www.proxyvote.com	Call toll-free at 1-800-454-8683	Mail by returning your proxy card/voting instruction form

(2) Not all beneficial owners may be able vote at the web address and phone number provided above. If your control number is not recognized, please refer to your voting instruction form for specific voting instructions.

If you received a Notice of Internet Availability and would like to vote by telephone or mail, please follow the instructions on your notice to request a paper copy of the proxy materials and proxy card.

If you are a participant in the FirstEnergy Corp. Savings Plan, your proxy card will include the shares of common stock held for your account in the FirstEnergy Corp. Savings Plan and any other shares registered with our transfer agent, AST, as of the Record Date. Subject to the Employee Retirement Income Security Act of 1974, as amended, and pursuant to the Savings Plan provisions, the Savings Plan’s Trustee will vote all shares as directed by Savings Plan participants and shares for which the Savings Plan’s Trustee does not receive timely voting directions will be voted in the same proportion as the shares held under the Savings Plan for which the Savings Plan’s Trustee receives timely voting directions. Because the Savings Plan Trustee is the only one who can vote your FirstEnergy Corp. Savings Plan shares, you may not vote such shares at the Annual Meeting.

Beneficial owners (other than participants in the FirstEnergy Corp. Savings Plan) will receive instructions from the holder of record (the bank, broker, institution or other nominee that holds your shares) that you must follow for your shares to be voted. Also, please note that if you wish to vote virtually at the Annual Meeting, you must request a legal proxy from your bank, broker, or other nominee that holds your shares and present that legal proxy identifying you as the beneficial owner of your shares of FirstEnergy common stock and authorizing you to vote those shares at the Meeting.

14	Q:	How may I revoke my proxy?

A:

You may revoke your appointment of a proxy or change your related voting instructions one or more times by timely:

◾  Mailing a proxy card that revises your previous appointment and voting instructions;

◾  Voting by Internet or telephone after the date of your previous appointment and voting instructions;

◾  Voting virtually at the Annual Meeting (other than participants in the FirstEnergy Corp. Savings Plan); or

◾  Notifying the Corporate Secretary of the Company in writing prior to the commencement of the Annual Meeting (other than participants in the FirstEnergy Corp. Savings Plan).

The proxy tabulator will treat the last instructions it receives from you as final. For example, if a proxy card is received by the proxy tabulator after the date that a telephone or Internet appointment is made, the tabulator will treat the proxy card as your final instruction. For that reason, it is important to allow sufficient time for your voting instructions on a mailed proxy card to reach the proxy tabulator before changing them by telephone or Internet. Please note that unless you are voting virtually at the Annual Meeting, in order to be counted, the revocation or change must be received by the applicable dates and times, discussed above in Question 13, which also includes instructions on how to vote.

If you are a beneficial owner of shares, you must follow the directions you receive from your bank, broker, or other institution to change your vote.

Attending the Virtual Annual Meeting

15	Q:	Do I need to register in advance to attend the virtual Annual Meeting?

A:

Yes. This year’s Annual Meeting will be held in a virtual format through a live webcast atwww.cesonlineservices.com/fe23_vm. In accordance with our security procedures, if you plan to attend the virtual Annual Meeting, you will need to register in advance by following the Advance Registration Instructions below.

Shareholders as of the close of business on March 27, 2023, the record date, or those that hold a valid proxy for the Annual Meeting, and pre-register are entitled to participate in and ask questions at the Annual Meeting. All shareholders wishing to attend the virtual Annual Meeting must pre-register no later than 9:00 a.m. on May 23, 2023.

2023 PROXY STATEMENT	126

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Advance Registration Instructions

If you are a shareholder of record, participant in the FirstEnergy Corp. Savings Plan or an employee who holds unvested restricted stock and you are voting by Internet, telephone or by mail: You may register to attend the virtual Annual Meeting by visiting the websitewww.cesonlineservices.com/fe23_vm. Please have your proxy card or Notice of Internet Availability containing your 11-digit control number available and follow the instructions to complete your registration request. After registering, shareholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting.

All other shareholders: Shareholders whose shares are held through a bank, broker or other institution as of the record date may register to attend the virtual Annual Meeting by visiting the websitewww.cesonlineservices.com/fe23_vm. Please have your voting instruction form, Notice of Internet Availability, or other communication containing your control number available and follow the instructions to complete your registration request, including uploading a copy of one of these documents. After registering, shareholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. If you are a beneficial shareholder and you wish to vote your shares online during the virtual Annual Meeting rather than submitting your voting instructions before the Annual Meeting, you will need to contact your bank, broker or other institution to obtain a legal proxy form that you must submit electronically with your ballot during the online virtual Annual Meeting using a PDF, JPEG, GIF or PNG file format.

Other Related Matters

We encourage you to access the virtual Annual Meeting at least 15 to 30 minutes before it begins. Online check-in will start at approximately 7:30 a.m. EDT on May 24, 2023. We ask that participants follow the meeting Rules of Conduct, which will be available on the event website.

The virtual meeting platform is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Meeting. If you encounter technical difficulties accessing the Annual Meeting, please follow the instructions contained in the reminder email you will receive the evening before the meeting. Technical support will be available during the virtual Annual Meeting.

16	Q:	How may I ask questions at the virtual Annual Meeting?

A:

We will have a question and answer session during the Annual Meeting. To ask a question during the virtual Annual Meeting, you must be a shareholder and have pre-registered for the Annual Meeting as discussed above under “Attending the Virtual Annual Meeting.”

Questions pertinent to the Annual Meeting and related to our business will be answered during the webcast, subject to time constraints. Substantially similar questions will be answered once to avoid repetition and to also allow time for any other questions. Such questions that cannot be answered live due to time constraints will be posted and answered at www.FirstEnergyCorp.com/annualmeeting as soon as practical after the Annual Meeting. We ask that participants to follow the meeting Rules of Conduct, which will be available on the event website.

Proposals and Business by Shareholders

17	Q:	When are shareholder proposals and nominations due for the 2024 Annual Meeting?

A:

Shareholder Proposals under the Rules of the SEC

Under the rules of the SEC, a shareholder who wishes to offer a proposal for inclusion in the Company’s proxy statement and proxy card for the 2024 annual meeting of shareholders must submit the proposal and any supporting statement by November 29, 2023, to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890. Any proposal received after that date will not be eligible for inclusion in the proxy statement and proxy card for the 2024 annual meeting of shareholders.

127	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Shareholder Proposals and Nominations under the Company’s Second Amended and Restated Code of Regulations

Under our Second Amended and Restated Code of Regulations, a shareholder who wishes to properly introduce an item of business before an annual meeting of shareholders must follow the applicable requirements and procedures as set forth in our Second Amended and Restated Code of Regulations.

The Second Amended and Restated Code of Regulations provide that we must receive the notice of intention to introduce an item of business, including nominations of director candidates for election to your Board, at an annual meeting not less than 30 nor more than 60 calendar days prior to the annual meeting. In the event public announcement of the date of the annual meeting is not made at least 70 calendar days prior to the date of the meeting, notice must be received not later than the close of business on the 10th calendar day following the day on which the public announcement is first made. Accordingly, if a public announcement of the date of the 2024 annual meeting of shareholders is made at least 70 calendar days prior to the date of the meeting and assuming that our 2024 annual meeting of shareholders is held on the fourth Wednesday of May, we must receive any notice of intention to introduce an item of business at that meeting no earlier than March 23, 2024 and no later than April 22, 2024; otherwise, we must receive any notice of intention to introduce an item of business at that meeting no later than the close of business on the 10th calendar day following the day on which the public announcement is first made. If we do not receive notice as set forth above or if certain other requirements of applicable law are met, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

In addition, we have adopted a proxy access right to permit, under certain circumstances, a shareholder or a group of shareholders to include in our annual meeting proxy statement director candidates whom they have nominated. These proxy access provisions in our Second Amended and Restated Code of Regulations provide, among other things, that a shareholder or group of up to 20 shareholders seeking to include director candidates in our annual meeting proxy statement must own, in the aggregate, 3% or more of the Company’s issued and outstanding Common Stock continuously for at least three years. The number of shareholder-nominated candidates appearing in any annual meeting proxy statement cannot exceed 20% of the number of directors in office as of the last day on which the applicable notice may be delivered or received or, if such amount is not a whole number, the closest whole number below 20%, and in any event, not less than two shareholder-nominated candidates. Such nomination must conform to the applicable requirements in our Second Amended and Restated Code of Regulations and must be received by our Corporate Secretary no earlier than October 30, 2023 and no later than November 29, 2023, assuming the 2024 annual meeting of shareholders is not advanced more than 30 calendar days and not delayed by more than 60 calendar days of the date of the anniversary of the 2023 annual meeting of shareholders.

Please refer to our Second Amended and Restated Code of Regulations for the complete requirements and procedures. Our Second Amended and Restated Code of Regulations is available on the SEC website and upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890.

In addition to satisfying the requirements under our Second Amended and Restated Code of Regulations, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees for election at the 2024 annual meeting of shareholders other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. Such notice must be postmarked or transmitted electronically to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, OH 44308-1890, no later than 60 calendar days prior to the anniversary date of the 2023 annual meeting of shareholders (for the 2024 annual meeting of shareholders, no later than March 25, 2024), assuming the 2024 annual meeting of shareholders is not advanced more than 30 calendar days of the date of the anniversary of the 2023 annual meeting of shareholders.

2023 PROXY STATEMENT	128

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Obtaining Additional Information

18	Q:	Where can I find additional information?

	A:	If you received a paper copy of this Proxy Statement, you can learn more about our operations by reviewing the annual report to shareholders for the year ended December 31, 2022, that is included with the mailing of this Proxy Statement. If you did not receive a paper copy of this Proxy Statement, you can view the annual report and other information by visiting www.FirstEnergyCorp.com/AnnualMeeting.

A copy of our latest Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC, including the financial statements and the financial statement schedules, will be sent to you, without charge, upon written request to the Corporate Secretary, FirstEnergy Corp., 76 South Main Street, Akron, Ohio 44308-1890. You also can view the Form 10-K by visiting the Company’s website at www.firstenergycorp.com under the tab “Investors,” then by selecting “SEC Filings & Reports.” Information contained on any of the Company or third-party websites referenced above or later in this Proxy Statement is not deemed to be part of this Proxy Statement.

129	FIRSTENERGY CORP.

Proxy Summary	Corporate Governance & Board of Directors	Items to Be Voted On	Commitments to EESG	Executive & Director Compensation	Other Important Matters / Q&A

Appendix A

The full text of the proposed amendment to Paragraph 3 of our Second Amended and Restated Code of Regulations reducing the percentage required to call a special meeting of shareholders from 25% to 20%, is indicated below (proposed additions are underlined, and proposed deletions are stricken through):

SECOND AMENDED AND RESTATED CODE OF REGULATIONS

3. Special Meetings. Special meetings of shareholders may be called by the Chair or the President or by a majority of the Board of Directors acting with or without a meeting or by any person or persons who hold not less than 20% ~~25%~~ of all the shares outstanding and entitled to be voted on any proposal to be submitted at said meeting. Special meetings of the holders of shares that are entitled to call a special meeting by virtue of any Preferred Stock Designation may call such meetings in the manner and for the purposes provided in the applicable terms of such Preferred Stock Designation. For purposes of this Code of Regulations, “Preferred Stock Designation” has the meaning ascribed to such term in the Articles of Incorporation of the Corporation, as may be amended from time to time.

2023 PROXY STATEMENT	130

76 South Main Street

Akron, Ohio 44308

Mary M. Swann

Corporate Secretary and

Associate General Counsel

March [28], 2023

Dear Shareholder:

You are cordially invited to attend the virtual 2023 FirstEnergy Corp. Annual Meeting of Shareholders on Wednesday, May 24, 2023, at 8:00 a.m. EDT. If you plan to attend this virtual meeting, you must register in advance. For information on how to register, see “Attending the Virtual Annual Meeting” section of the “Questions and Answers about the Annual Meeting” of the proxy statement.

As you may recall, you previously consented to accessing FirstEnergy’s annual reports and proxy statements on the Internet instead of receiving paper copies. The annual report, proxy statement and all other proxy material related to the 2023 FirstEnergy Corp. Annual Meeting of Shareholders may be accessed and viewed at www.FirstEnergyCorp.com/AnnualMeeting.

The Notice of Annual Meeting of Shareholders is printed on the back of this letter. The notice and proxy statement contain important information about proxy voting and the business to be conducted at the Annual Meeting. We encourage you to read it carefully before voting. Your Board of Directors recommends that you vote “FOR” the election of all of the nominees in Item 1; “FOR” Items 2, 3 and 5; for a frequency of “Every Year” under Item 4; and “AGAINST” Items 6 and 7.

Enclosed is your proxy card, which provides instructions to appoint your proxy and vote your shares. We encourage you to take advantage of the Internet or telephone voting options. Instructions regarding Internet and telephone voting are provided on the enclosed proxy card and are available at www.FirstEnergyCorp.com/AnnualMeeting. Please note that since you already have consented to accessing FirstEnergy’s annual reports and proxy statements on the Internet, it is not necessary when voting your shares to provide consent again.

If you wish to receive a paper copy of the annual report and proxy statement with your proxy card in the future, or if you would like a paper copy of this year’s materials, please call Shareholder Services at (800) 736-3402, or call Corporate Election Services at (800) 516-1564 or access the website www.SendMaterial.com and follow the instructions provided, or send an email to papercopy@SendMaterial.com with your 11-digit control number in the email’s subject line.

This Notice and the Proxy Statement are being mailed or made available to shareholders on or about March [28], 2023.

Your vote and support are important to us. Thank you in advance for voting promptly.

Sincerely,

Notice of Annual Meeting of Shareholders

Notice of Annual Meeting of Shareholders

Please carefully review this Notice, the Company’s Annual Report to Shareholders for the year ended December 31, 2022 (the “2022 Annual Report”), and the Proxy Statement and vote your shares by following the instructions on your proxy card/voting instruction form or Notice of Internet Availability of Proxy Materials to ensure your vote is cast at the 2023 Annual Meeting of Shareholders (the “Annual Meeting”).

DATE AND TIME Wednesday, May 24, 2023 8:00 a.m. EDT RECORD DATE March 27, 2023

LOCATION

The Annual Meeting will be a virtual meeting of shareholders, conducted via live webcast, and will take place at: www.cesonlineservices.com/fe23_vm. Online access will begin at 7:30 a.m. EDT on May 24, 2023. There will be no physical location for in-person attendance at the Annual Meeting.

Shareholders must register in advance to attend, ask questions or vote at the virtual Annual Meeting. Registration instructions are available in the “Questions and Answers about the Annual Meeting” section of the accompanying Proxy Statement, under the heading, “Attending the Virtual Annual Meeting.” Only shareholders of record as of the close of business on March 27, 2023, or their proxy holders, may vote at the Annual Meeting.

AGENDA

On behalf of the Board of Directors,

Mary M. Swann Corporate Secretary and Associate General Counsel Akron, Ohio

This Notice and Proxy Statement are being mailed or made available to shareholders on or about March [28], 2023.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 24, 2023.

The Proxy Statement and the 2022 Annual Report are available at www.FirstEnergyCorp.com/AnnualMeeting.

FIRSTENERGY CORP.

c/o Corporate Election Services
P.O. Box 3230
Pittsburgh, PA 15230

ELECTRONIC ACCESS OF FUTURE PROXY MATERIALS

To assist us in reducing the cost of mailing proxy materials, you can consent to access all future proxy statements, annual reports and other related materials via the Internet (no paper copies will be mailed unless applicable regulations require delivery of printed proxy materials). To consent, please follow the instructions provided when you vote by Internet or telephone.

Or, if voting by mail, check the box at the bottom of this proxy card/voting instruction form and return it in the envelope provided.

Your vote must be received by 6:00 a.m., EDT, on Wednesday, May 24, 2023, to be counted in the final tabulation, except for participants in the FirstEnergy Corp. Savings Plan. If you are a participant in the FirstEnergy Corp. Savings Plan, your vote must be received by 6:00 a.m., EDT, on Tuesday, May 23, 2023, to be counted in the final tabulation.

Your vote is important! Even if you plan to attend our virtual annual meeting, please cast your vote as soon as possible by:

Internet Access the Internet site and cast your vote: www.cesvote.com	OR	QR Code Scan with a mobile device	OR	Telephone Call Toll-Free: 1-888-693-8683	OR	Mail Return your proxy card/voting instruction form in the postage-paid envelope provided

If you vote by Internet or telephone, please do not return your proxy card/voting instruction form.

ê Please sign and date the proxy card/voting instruction form below and fold and detach at the perforation before mailing. ê

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR all the nominees listed in Item 1, FOR Items 2, 3 and 5, 1-YEAR on Item 4, and AGAINST Items 6 and 7.

Your Board of Directors recommends a vote FOR all the nominees listed in Item 1.

1.	Election of Directors:		FOR	AGAINST	ABSTAIN

	(1)	Jana T. Croom	☐	☐	☐

	(2)	Steven J. Demetriou	☐	☐	☐

	(3)	Lisa Winston Hicks	☐	☐	☐

	(4)	Paul Kaleta	☐	☐	☐

	(5)	Sean T. Klimczak	☐	☐	☐

	(6)	Jesse A. Lynn	☐	☐	☐

	(7)	James F. O’Neil III	☐	☐	☐

	(8)	John W. Somerhalder II	☐	☐	☐

	(9)	Andrew Teno	☐	☐	☐

	(10)	Leslie M. Turner	☐	☐	☐

	(11)	Melvin Williams	☐	☐	☐

Your Board of Directors recommends a vote FOR Items 2, 3 and 5, and 1-YEAR on Item 4.

2.	Ratify the Appointment of the Independent Registered Public Accounting Firm for 2023

	☐	FOR	☐ AGAINST	☐	ABSTAIN

3.	Approve, on an Advisory Basis, Named Executive Officer Compensation

	☐	FOR	☐ AGAINST	☐	ABSTAIN
4.	Approve, on an Advisory Basis, the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation

	☐	1 YEAR	☐ 2 YEARS	☐	3 YEARS	☐ ABSTAIN

5.	Approve an Amendment to the Amended and Restated Code of Regulations to Reduce the Percentage of Shares Required to Call a Special Meeting of Shareholders

	☐	FOR	☐ AGAINST	☐	ABSTAIN

Your Board of Directors recommends a vote AGAINST Items 6 and 7.

6.	Shareholder Ratification of Termination Pay

	☐	FOR	☐ AGAINST	☐	ABSTAIN

7.	Establish a New Board Committee on Decarbonization Risk

	☐	FOR	☐ AGAINST	☐	ABSTAIN

Signature	Date

Signature (Joint Tenant)	Date

Sign above as name(s) appear on this proxy card/voting instruction form.

If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicatethe capacity in which you are signing

☐

Check this box if you consent to accessing, in the future, the annual report, proxy statement and any other related material via the Internet (no paper copies will be mailed unless applicable regulations require delivery of printed proxy materials).

FirstEnergy Corp.

Notice of Annual Meeting of Shareholders

Wednesday, May 24, 2023, at 8:00 a.m. EDT

www.cesonlineservices.com/fe23_vm

The Annual Meeting will be held in a virtual meeting format only, via webcast. You will not be able to attend the Annual Meeting physically in person. If you plan to attend the virtual Annual Meeting, you must register at www.cesonlineservices.com/fe23_vm no later than 9:00 a.m. EDT on May 23, 2023.

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, please ensure your shares are represented at the meeting by promptly voting by telephone or Internet or by returning your proxy card/voting instruction form in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 24, 2023. FirstEnergy Corp.’s proxy statement and 2022 Annual Report are available at www.FirstEnergyCorp.com/AnnualMeeting.

ê Please sign and date the proxy card/voting instruction form below and fold and detach at the perforation before mailing. ê

Proxy Card/Voting Instruction Form

This proxy card/voting instruction form is solicited by the Board of Directors for the Annual Meeting of Shareholders on May 24, 2023

The undersigned appoints Daniel M. Dunlap and Mary M. Swann as proxies with the power to appoint their substitutes; authorizes them to represent and to vote, as directed on the reverse side, all the shares of common stock of FirstEnergy Corp. which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders to be held on May 24, 2023, at 8:00 a.m., EDT, or at any adjournment or postponement thereof; and authorizes them to vote, at their discretion, on other business that properly may come before the meeting.

If applicable, as a participant and “named fiduciary” in the FirstEnergy Corp. Savings Plan, this form also serves as voting instructions to Fidelity Management Trust Company, as Trustee for shares held in the Plan. The Trustee will vote all shares as instructed by Plan participants, and the shares for which the Trustee does not receive timely voting instructions will be voted by the Trustee in the same proportion as the shares held under the Plan for which the Trustee receives voting instructions.

Please date, sign and mail promptly if you are not voting by telephone or Internet.